(FIRST AMERICAN FUNDS LOGO)


December 10, 2008

as supplemented April 3, 2009

PROSPECTUS

First American Strategy Funds, Inc.

ASSET CLASS - ASSET ALLOCATION FUNDS



ASSET ALLOCATION FUNDS



Class A, Class B, Class C, Class R, and Class Y Shares



STRATEGY AGGRESSIVE GROWTH ALLOCATION FUND

STRATEGY GROWTH ALLOCATION FUND

STRATEGY BALANCED ALLOCATION FUND
(formerly Strategy Growth & Income Allocation Fund)

STRATEGY CONSERVATIVE ALLOCATION FUND
(formerly Strategy Income Allocation Fund)


As with all mutual funds, the Securities and Exchange
Commission has not approved or disapproved the shares of these funds, or determined if the information in this prospectus is accurate or complete. Any statement to the contrary is a criminal offense.

TABLE OF
CONTENTS


FUND SUMMARIES
   Introduction                                                               1
   Objectives and Principal Investment Strategies                             2
   Principal Risks                                                            3
   Fund Performance                                                           6
   Fees and Expenses                                                         10
POLICIES AND SERVICES
   Purchasing, Redeeming, and Exchanging Shares                              14
   Managing Your Investment                                                  24
ADDITIONAL INFORMATION
   Management                                                                25
   More About the Funds                                                      27
   The Underlying Funds                                                      28
   Financial Highlights                                                      57
FOR MORE INFORMATION                                                 Back Cover




Please find FIRST AMERICAN FUNDS' PRIVACY POLICY inside the back cover of this
                                   Prospectus.

       Fund Summaries
       Introduction

               This section of the prospectus describes the objectives of the First American Asset Allocation Funds ("funds"), summarizes the principal investment strategies used by each fund in trying to achieve its objective, and highlights the principal risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.

               AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF U.S. BANK NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

               THIS PROSPECTUS AND THE RELATED STATEMENT OF
               ADDITIONAL INFORMATION (SAI) DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SHARES IN THE FUNDS, NOR SHALL ANY SUCH SHARES BE OFFERED OR SOLD TO ANY PERSON IN ANY JURISDICTION IN WHICH AN OFFER, SOLICITATION, PURCHASE, OR SALE WOULD BE UNLAWFUL UNDER THE SECURITIES LAWS OF SUCH JURISDICTION.

               THE FUNDS MAY BE OFFERED ONLY TO PERSONS IN THE
               UNITED STATES. THIS PROSPECTUS SHOULD NOT BE
               CONSIDERED A SOLICITATION OR OFFERING OF FUND
               SHARES OUTSIDE THE UNITED STATES.


                                     1
                  PROSPECTUS - First American Asset Allocation Funds

Fund Summaries

Objectives and Principal Investment Strategies

Each of the funds described in this prospectus is a "fund of funds." The funds are intended to provide differing balances between the objectives of current income and growth of capital. Each fund seeks to achieve its objective by investing primarily in a variety of other mutual funds (underlying funds) which are also advised by the funds' investment advisor. The underlying funds consist of the following:

EQUITY FUNDS
Equity Income Fund
Equity Index Fund
Quantitative Large Cap Core Fund
Quantitative Large Cap Growth Fund
Quantitative Large Cap Value Fund
Large Cap Growth Opportunities Fund
Large Cap Select Fund
Large Cap Value Fund
Mid Cap Growth Opportunities Fund
Mid Cap Index Fund
Mid Cap Value Fund
Small-Mid Cap Core Fund*
Small Cap Growth Opportunities Fund
Small Cap Index Fund
Small Cap Select Fund
Small Cap Value Fund
Real Estate Securities Fund
Global Infrastructure Fund
International Fund
International Select Fund

FIXED INCOME FUNDS
Core Bond Fund
High Income Bond Fund
Inflation Protected Securities Fund
Intermediate Government Bond Fund
Intermediate Term Bond Fund
Short Term Bond Fund
Total Return Bond Fund
U.S. Government Mortgage Fund

MONEY MARKET FUNDS
Prime Obligations Fund

Each of the funds also may invest, to the limited extent described below, in securities that provide the funds with exposure to the performance of commodities.

On December 3, 2008, the funds' board of directors approved changing the names of Strategy Growth & Income Allocation Fund and Strategy Income Allocation Fund to Strategy Balanced Allocation Fund and Strategy Conservative Allocation Fund, respectively, effective on the date of this prospectus. The name changes do not involve changes to the funds' investment objectives or investment strategies.

*Effective May 4, 2009, it is expected that Small-Mid Cap Core Fund will change its name to Mid Cap Select Fund and will change its investment strategy to primarily invest in common stocks of mid-capitalization companies. See "Additional Information -- The Underlying Funds -- Small-Mid Cap Core Fund" for more information.

OBJECTIVES

STRATEGY AGGRESSIVE GROWTH ALLOCATION FUND seeks a high level of capital growth.

STRATEGY GROWTH ALLOCATION FUND seeks capital growth with a moderate level of current income.

STRATEGY BALANCED ALLOCATION FUND seeks both capital growth and current income.

STRATEGY CONSERVATIVE ALLOCATION FUND seeks a high level of current income consistent with limited risk to capital.

PRINCIPAL INVESTMENT STRATEGIES

The Strategy Aggressive Growth Allocation Fund and Strategy Growth Allocation Fund seek to achieve their objectives by providing high allocations to various underlying funds that invest primarily in equity securities, including small company and international company equity securities, with relatively little emphasis on underlying funds that invest primarily in fixed income securities. Strategy Balanced Allocation Fund takes a more evenly balanced approach to underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed income investments. Strategy Conservative Allocation Fund provides a high allocation to underlying funds that invest primarily in fixed income investments, but also has a limited exposure to underlying funds that invest primarily in equities, which is designed to help offset inflation and provide a source for potential increases in income over time. In addition to investing in the underlying funds, each fund also may invest in securities that will expose the fund to the performance of a commodity or commodity index, including, but not limited to, exchange traded funds. Strategy Aggressive Growth Allocation Fund and Strategy Growth Allocation Fund each may invest up to 10% of its total assets in such securities, and Strategy Balanced Allocation Fund and Strategy Conservative Allocation Fund each may invest up to 5% of its total assets in such securities. Each fund may invest in exchange-traded funds (in addition to those providing commodities exposure), closed-end investment companies, and other investment companies not affiliated with the fund, provided that the fund invests no more than 10% of its total assets, collectively, in unaffiliated investment companies.

The funds and the advisor currently have pending with the Securities and Exchange Commission (SEC) an application for exemptive relief, which, if granted by the SEC, will allow each fund to utilize derivatives. If the SEC grants the exemptive relief, each fund would be allowed to utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps and floors; foreign currency contracts; options on foreign currencies; interest rate, total return and credit default swap agreements; and options on the foregoing types of swap agreements. The funds would use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk; to manage the effective maturity or duration of securities in a fund's, or underlying fund's, portfolio; or for speculative purposes in an effort to increase a fund's yield or to enhance

                                     2
                  PROSPECTUS - First American Asset Allocation Funds

Fund Summaries
Objectives and Principal Investment Strategies CONTINUED



return. The funds would also be allowed to use these derivatives to gain exposure to non-dollar denominated securities markets. The use of a derivative is speculative if a fund is primarily seeking to enhance return, rather than offset the risk of other positions. When a fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.

Each fund has targets for allocating its assets among the underlying funds and other securities, which are set forth in the following table as a percentage of the fund's total assets. The advisor uses these target allocations as general guides in setting each fund's actual allocation. Actual allocations may be adjusted within the allocation ranges set forth in the table in order to take advantage of current or expected market conditions, or to manage risk. Normally, each fund's allocation to Prime Obligations Fund and Cash (defined as cash, U.S. dollar-denominated high-quality money market instruments and other short-term securities) will not exceed the maximum set forth in the table. However, each fund may temporarily invest without limit in Prime Obligations Fund and cash in an attempt to respond to adverse market, economic, political, or other conditions. Investing a significant portion of a fund's assets in these securities may prevent the fund from achieving its objectives.


                           Strategy Aggressive Growth            Strategy Growth                Strategy Balanced
                                Allocation Fund                  Allocation Fund                 Allocation Fund
                            TARGET         ALLOCATION        TARGET        ALLOCATION        TARGET        ALLOCATION
                          ALLOCATION          RANGE        ALLOCATION         RANGE        ALLOCATION         RANGE
---------------------------------------------------------------------------------------------------------------------
EQUITY FUNDS                  90%            60-100%           74%           50-90%            60%           35-75%
FIXED INCOME FUNDS             5%              0-40%           22%            0-50%            37%           15-65%
SECURITIES PROVIDING
 COMMODITIES EXPOSURE          5%              0-10%            4%            0-10%             3%             0-5%
PRIME OBLIGATIONS FUND
 AND CASH                      0%              0-35%            0%            0-35%             0%            0-35%
---------------------------------------------------------------------------------------------------------------------
                             Strategy Conservative
                                Allocation Fund
                            TARGET        ALLOCATION
                          ALLOCATION         RANGE
----------------------------------------------------
EQUITY FUNDS                  31%           15-55%
FIXED INCOME FUNDS            68%           30-85%
SECURITIES PROVIDING
 COMMODITIES EXPOSURE          1%             0-5%
PRIME OBLIGATIONS FUND
 AND CASH                      0%            0-35%
----------------------------------------------------


Principal Risks

The value of your investment in a fund will change daily, which means you could lose money. The principal risks of investing in the funds include:

Allocation Risk. Each fund is actively managed and its performance therefore will reflect in part the advisor's ability to make asset allocation and other investment decisions to achieve the fund's investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.

Additional Expenses. Investing in the underlying funds and in unaffiliated investment companies through an investment in one of the funds involves additional expenses that would not be present in a direct investment in the underlying funds and unaffiliated investment companies. See "Fees and Expenses" below.

Commodities Risk. Commodities markets historically have been extremely volatile, and the performance of securities that provide an exposure to those markets therefore also may be highly volatile. Commodity prices are affected by factors such as the cost of producing commodities, changes in consumer demand for commodities, the hedging and trading strategies of producers and consumers of commodities, speculative trading in commodities by commodity pools and other market participants, disruptions in commodity supply, drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments. Suspensions or disruptions of market trading in the commodities markets and related futures markets may adversely affect the value of securities providing an exposure to the commodities markets.

Derivative Instrument Risk. If the SEC grants the exemptive relief allowing the funds to use derivative instruments, a fund using such instruments would be exposed to additional risks and transaction costs. Risks inherent in the use of derivative instruments include: the risk that securities prices will not move in the direction that the advisor anticipates; an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the fund's initial investment in that instrument; and the risk that the counterparty will fail to perform its obligations, which could leave the fund worse off than if it had not entered into the position. If a fund uses derivative instruments and the advisor's judgment proves incorrect, the fund's performance could be worse than if it had not used these instruments.

Risks Associated with the Underlying Funds. The funds are subject to the risks of the underlying funds in which they invest. These risks, which are discussed in detail under

                                     3
                  PROSPECTUS - First American Asset Allocation Funds

Fund Summaries
Principal Risks CONTINUED



"Additional Information -- The Underlying Funds -- The Underlying Funds' Principal Risks," include:
- The underlying funds (other than Equity Index Fund, Mid Cap Index Fund, and Small Cap Index Fund) are actively managed and therefore may underperform other mutual funds with similar investment objectives.
- Each underlying fund is subject to the risk of generally adverse markets. In general, the market prices of equity securities frequently are subject to greater volatility than the prices of fixed income securities. Therefore, the net asset values of funds which invest higher proportions of their assets in equity funds may be more volatile than funds which are limited to lower proportions.
- Quantitative Large Cap Core Fund, Quantitative Large Cap Growth Fund, and Quantitative Large Cap Value Fund are subject to the risks of quantitative investing. Securities selected using this process could underperform the market as a whole as a result of the factors used in the process, the weight placed on each factor, and changes in the way each factor performs in today's economic conditions as compared to the factor's historical performance.
- International Fund and International Select Fund employ a "multi-style, multi-manager" approach whereby the funds' advisor allocates portions of the funds' assets to different sub-advisors who employ distinct investment styles. Because each sub-advisor makes investment decisions independently, it is possible that the security selection process of the sub-advisors may not complement one another. In addition, the multi-manager approach could increase each fund's portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to each fund's portfolio securities, higher brokerage commissions and other transaction costs. The sub-advisors selected may underperform the market generally or other sub-advisors that could have been selected for the fund.
- Small-Mid Cap Core Fund, Small Cap Growth Opportunities Fund, Small Cap Index Fund, Small Cap Select Fund, Small Cap Value Fund, Global Infrastructure Fund, International Fund, and International Select Fund are subject to the risks of investing in small-capitalization companies. These stocks historically have experienced greater price volatility than stocks of larger capitalization companies.
- Mid Cap Growth Opportunities Fund, Small-Mid Cap Core Fund, Small Cap Growth Opportunities Fund, and Small Cap Select Fund invest in initial public offerings (IPOs). Companies which make IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading, and limited investor information.
- Mid Cap Growth Opportunities Fund, Mid Cap Index Fund, Mid Cap Value Fund, Small-Mid Cap Core Fund, Global Infrastructure Fund, International Fund, and International Select Fund invest in stocks of mid-capitalization companies. Although these stocks may be slightly less volatile than those of small-capitalization companies, they still involve substantial risk.
- Real Estate Securities Fund is subject to risks associated with non-diversification and with concentrating its investments in the real estate industry. Real Estate Securities Fund is also subject to the risks associated with direct investments in real estate investment trusts.
- Global Infrastructure Fund is subject to risks associated with concentrating its investments in infrastructure-related securities.
- Each fund other than Equity Index Fund, Mid Cap Index Fund, Small Cap Index Fund, Quantitative Large Cap Core Fund, Quantitative Large Cap Growth Fund, Quantitative Large Cap Value Fund, High Income Bond Fund, Intermediate Government Bond Fund, Intermediate Term Bond Fund, U.S. Government Mortgage Fund, and Prime Obligations Fund is subject to risks associated with investing in non-dollar denominated foreign securities, including currency risk. These risks are particularly significant in emerging markets.
- The funds that do not invest in non-dollar denominated foreign securities may invest a portion of their assets in foreign securities which are dollar-denominated and publicly traded in the United States, and which may involve risks not associated with the securities of domestic issuers.
- The funds, other than Intermediate Government Bond Fund and Prime Obligations Fund, may utilize derivatives such as options, futures contracts, options on futures contracts, and, in the case of the fixed income funds, interest rate caps and floors, interest rate, total return and credit default swap agreements, and options on the foregoing types of swap agreements. In addition, the funds that invest in non-dollar denominated foreign securities may enter into foreign currency hedging transactions. A fund will suffer a loss in connection with its use of derivatives if interest rates, indices, foreign currencies or securities prices do not move in the direction anticipated by each fund's advisor when entering into the derivative instrument or, in the case of credit default swaps, if the fund's advisor does not correctly evaluate the creditworthiness of the company or companies on which the swap is based.
- In addition to the derivatives contracts in which the other underlying funds may invest, Inflation Protected Securities Fund may invest in commodity-linked derivative instruments, which may subject the fund to greater volatility than investments in traditional securities.
- The fixed income funds are subject to interest rate risk (the risk that debt securities held by a fund will decrease in value when interest rates rise), income risk (the risk that a fund's income could decline due to falling market interest rates), credit risk (the risk that the issuer of debt securities will not make timely principal or interest payments on its securities), and, for each fixed income fund other than U.S. Government Mortgage Fund, call risk (the risk that the issuer of debt securities will prepay those securities before their stated maturity, requiring the fund to reinvest the prepayment at a lower interest rate). Income distributions for Inflation Protected Securities Fund are expected to fluctuate significantly more than those of a typical bond fund, since the fund's income will change with changes in inflation.


                                     4
                  PROSPECTUS - First American Asset Allocation Funds

Fund Summaries
Principal Risks CONTINUED


- The fixed income funds, except Intermediate Government Bond Fund, may invest in mortgage- and/or asset-backed securities. These are subject to the risk that falling interest rates will cause faster than expected prepayments of the obligations underlying the securities, which must be reinvested at lower interest rates. They are also subject to the risk that rising interest rates will cause prepayments to slow, extending the life of mortgage- and asset-backed securities with lower interest rates.
- Most of the fixed income funds may invest up to 25% of their total assets in dollar roll transactions, which could increase the volatility of the fund's share price and possibly diminish the fund's investment performance.
- High Income Bond Fund invests primarily in non-investment grade debt obligations, which are commonly called "high-yield" securities or "junk bonds." Core Bond Fund, Inflation Protected Securities Fund, Short Term Bond Fund, and Total Return Bond Fund also may invest in such securities. In addition, Equity Income Fund may invest in non-investment grade convertible debt obligations. High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.
- Inflation Protected Securities Fund invests primarily in inflation protected debt securities, which subjects the fund to additional risks. Inflation adjustments in these securities may require the fund to make annual distributions to shareholders that exceed the cash the fund receives. In addition, there can be no assurance that the index used as the inflation measure for an inflation protected debt security will accurately measure the real rate of inflation in the prices of goods and services or, in the case of a foreign security, that the rate of inflation in the foreign country will be correlated to the rate of inflation in the United States. Lags between the time a security is adjusted for inflation and the time interest is paid on the security can mitigate the inflation protection provided by the adjustment and can adversely affect the trading price of the security. In addition, inflation protected debt securities may be less liquid and more volatile than other debt securities.
- Prime Obligations Fund seeks to preserve a value of $1.00 per share. A major change in interest rates or a default on a security or repurchase agreement held by the fund could cause the value to decline.
- Each fund, other than Intermediate Government Bond Fund and Prime Obligations Fund, may lend its securities, which involves the risk of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially.

Possible Conflicts of Interest. The funds and the underlying funds have the same officers, directors, and investment advisor. If situations arise in which the interests of the funds are different from those of the underlying funds, these officers and directors and the advisor could be subject to conflicts of interest. For example, the advisor might determine that a fund should reduce its allocation of assets to a particular underlying fund, thus requiring the fund to redeem shares of the underlying fund, at a time when it is not in the best interests of the underlying fund to sell portfolio securities in order to meet the redemption request.



                                     5
                  PROSPECTUS - First American Asset Allocation Funds

Fund Summaries
Fund Performance

The charts and tables that follow provide you with information on each fund's performance and volatility. Of course, each fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar charts show you how performance of each fund's Class R shares has varied from year to year. The performance of the other share classes will differ due to their different expense structures.

The tables compare each fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The benchmark indices are unmanaged, have no sales loads or expenses, and are unavailable for investment. For Class R shares, the table includes returns both before and after taxes. For Class A, Class B, Class C, and Class Y shares, the table only includes returns before taxes. After-tax returns for Class A, Class B, Class C, and Class Y shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the charts and the tables assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, each fund's performance would be reduced.

Prior to July 1, 2004, Class R shares were designated Class S shares, which had lower fees and expenses. The performance information in the chart and the table includes the performance of the Class S shares for periods prior to July 1, 2004. If current fees and expenses had been in effect, performance would have been lower.

Strategy Aggressive Growth Allocation Fund

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class R)

                                   (BAR CHART)


            26.49%     (1.75)%   (14.19)%   (19.29)%    29.24%     12.11%      8.51%     14.16%     10.30%    (35.61)%

             1999       2000       2001       2002       2003       2004       2005       2006       2007       2008

           Best Quarter:
           Quarter ended  December 31, 1999      20.43%
           Worst Quarter:
           Quarter ended  December 31, 2008     (22.11)%






                                                                                                                       Since
                                                                                                                   Inception
                                                                                                                   (Class A,
                                                                                                                    Class B,
                                                                                                                    Class C,
AVERAGE ANNUAL TOTAL RETURNS                       Inception                                                             and
AS OF 12/31/08                                          Date       One Year       Five Years       Ten Years        Class Y)
----------------------------------------------------------------------------------------------------------------------------
Strategy Aggressive Growth Allocation Fund
----------------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                      9/24/01       (38.97)%          (1.18)%           N/A             1.66%
----------------------------------------------------------------------------------------------------------------------------
  Class B (return before taxes)                      9/24/01       (39.05)%          (1.16)%           N/A             1.68%
----------------------------------------------------------------------------------------------------------------------------
  Class C (return before taxes)                      9/24/01       (36.55)%          (0.81)%           N/A             1.68%
----------------------------------------------------------------------------------------------------------------------------
  Class R (return before taxes)                      10/1/96       (35.61)%          (0.27)%          0.93%             N/A
----------------------------------------------------------------------------------------------------------------------------
  Class R (return after taxes on distributions)                    (35.82)%          (0.65)%         (0.04)%            N/A
----------------------------------------------------------------------------------------------------------------------------
  Class R (return after taxes on distributions
  and sale of fund shares)                                         (22.93)%          (0.29)%          0.49%             N/A
----------------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                      9/24/01       (35.29)%           0.20%            N/A             2.68%
----------------------------------------------------------------------------------------------------------------------------
Dow Jones Moderately Aggressive U.S. Portfolio
Index(1) (reflects no deduction for fees,
expenses, or taxes)                                                (30.67)%          (0.28)%          2.26%            3.14%



(1)A weighted average of other stock, bond, and cash indexes. The index is reconstructed monthly and represents 80% of the risk of the U.S. equities market.

                                     6
                  PROSPECTUS - First American Asset Allocation Funds

Fund Summaries
Fund Performance CONTINUED


   Strategy Growth Allocation Fund

   ANNUAL TOTAL RETURNS  AS OF 12/31 EACH YEAR (Class R)

                                    (BAR CHART)


            19.13%      1.13%    (10.58)%   (15.73)%    24.18%     11.13%      7.48%     12.29%      9.21%    (32.06)%

             1999       2000       2001       2002       2003       2004       2005       2006       2007       2008

           Best Quarter:
           Quarter ended  December 31, 1999      14.91%
           Worst Quarter:
           Quarter ended  December 31, 2008     (19.28)%






                                                                                                                       Since
                                                                                                                   Inception
                                                                                                                   (Class A,
                                                                                                                    Class B,
                                                                                                                    Class C,
AVERAGE ANNUAL TOTAL RETURNS                       Inception                                                             and
AS OF 12/31/08                                          Date       One Year       Five Years       Ten Years        Class Y)
----------------------------------------------------------------------------------------------------------------------------
Strategy Growth Allocation Fund
----------------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                      9/24/01       (35.58)%          (0.99)%           N/A             1.50%
----------------------------------------------------------------------------------------------------------------------------
  Class B (return before taxes)                      9/24/01       (35.49)%          (0.97)%           N/A             1.54%
----------------------------------------------------------------------------------------------------------------------------
  Class C (return before taxes)                      9/24/01       (32.98)%          (0.61)%           N/A             1.54%
----------------------------------------------------------------------------------------------------------------------------
  Class R (return before taxes)                      10/1/96       (32.06)%          (0.10)%          1.16%             N/A
----------------------------------------------------------------------------------------------------------------------------
  Class R (return after taxes on distributions)                    (33.16)%          (0.84)%         (0.08)%            N/A
----------------------------------------------------------------------------------------------------------------------------
  Class R (return after taxes on distributions
  and sale of fund shares)                                         (19.80)%          (0.22)%          0.54%             N/A
----------------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                      9/24/01       (31.71)%           0.38%            N/A             2.54%
----------------------------------------------------------------------------------------------------------------------------
Dow Jones Moderate U.S. Portfolio Index(1)
(reflects no deduction for fees,
expenses, or taxes)                                                (22.60)%           1.05%           3.28%            3.84%



(1)A weighted average of other stock, bond, and cash indexes. The index is reconstructed monthly and represents 60% of the risk of the U.S. equities market.

                                     7
                  PROSPECTUS - First American Asset Allocation Funds

Fund Summaries
Fund Performance CONTINUED


   Strategy Balanced Allocation Fund(1)

   ANNUAL TOTAL RETURN  AS OF 12/31 EACH YEAR (Class R)

                                    (BAR CHART)


            13.15%      2.07%     (6.52)%   (11.67)%    19.46%      9.72%      6.46%     11.06%      8.47%    (29.14)%

             1999       2000       2001       2002       2003       2004       2005       2006       2007       2008

           Best Quarter:
           Quarter ended  December 31, 1999      10.33%
           Worst Quarter:
           Quarter ended  December 31, 2008     (16.87)%






                                                                                                                       Since
                                                                                                                   Inception
                                                                                                                   (Class A,
                                                                                                                    Class B,
                                                                                                                    Class C,
AVERAGE ANNUAL TOTAL RETURNS                       Inception                                                             and
AS OF 12/31/08                                          Date       One Year       Five Years       Ten Years        Class Y)
----------------------------------------------------------------------------------------------------------------------------
Strategy Balanced Allocation Fund
----------------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                      9/24/01       (32.83)%          (0.97)%           N/A             1.35%
----------------------------------------------------------------------------------------------------------------------------
  Class B (return before taxes)                      9/24/01       (32.76)%          (0.91)%           N/A             1.39%
----------------------------------------------------------------------------------------------------------------------------
  Class C (return before taxes)                      9/24/01       (30.09)%          (0.57)%           N/A             1.39%
----------------------------------------------------------------------------------------------------------------------------
  Class R (return before taxes)                      10/1/96       (29.14)%          (0.06)%          1.28%             N/A
----------------------------------------------------------------------------------------------------------------------------
  Class R (return after taxes on distributions)                    (30.41)%          (1.11)%         (0.17)%            N/A
----------------------------------------------------------------------------------------------------------------------------
  Class R (return after taxes on distributions
  and sale of fund shares)                                         (18.08)%          (0.28)%          0.54%             N/A
----------------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                      9/24/01       (28.84)%           0.41%            N/A             2.37%
----------------------------------------------------------------------------------------------------------------------------
Dow Jones Moderate U.S. Portfolio Index(2)
(reflects no deduction for fees,
expenses, or taxes)                                                (22.60)%           1.05%           3.28%            3.84%



(1)Effective December 10, 2008, the fund's name was changed from Strategy Growth & Income Allocation Fund to Strategy Balanced Allocation Fund.

(2)A weighted average of other stock, bond, and cash indexes. The index is reconstructed monthly and represents 60% of the risk of the U.S. equities market.

                                     8
                  PROSPECTUS - First American Asset Allocation Funds

Fund Summaries
Fund Performance CONTINUED


   Strategy Conservative Allocation Fund(1)

   ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class R)

                                    (BAR CHART)


            (0.39)%     7.61%      2.63%     (1.84)%    12.63%      6.80%      4.02%      7.48%      6.82%    (21.22)%

             1999       2000       2001       2002       2003       2004       2005       2006       2007       2008

           Best Quarter:
           Quarter ended  June 30, 2003           7.05%
           Worst Quarter:
           Quarter ended  December 31, 2008     (11.31)%






                                                                                                                       Since
                                                                                                                   Inception
                                                                                                                   (Class A,
                                                                                                                    Class B,
                                                                                                                    Class C,
AVERAGE ANNUAL TOTAL RETURNS                       Inception                                                             and
AS OF 12/31/08                                          Date       One Year       Five Years       Ten Years        Class Y)
----------------------------------------------------------------------------------------------------------------------------
Strategy Conservative Allocation Fund
----------------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                      9/24/01       (25.42)%          (0.81)%            N/A            3.20%
----------------------------------------------------------------------------------------------------------------------------
  Class B (return before taxes)                      9/24/01       (25.28)%          (0.75)%            N/A            3.21%
----------------------------------------------------------------------------------------------------------------------------
  Class C (return before taxes)                      9/24/01       (22.35)%          (0.44)%            N/A            3.22%
----------------------------------------------------------------------------------------------------------------------------
  Class R (return before taxes)                      10/1/96       (21.22)%           0.10%            2.03%            N/A
----------------------------------------------------------------------------------------------------------------------------
  Class R (return after taxes on distributions)                    (22.70)%          (1.18)%           0.53%            N/A
----------------------------------------------------------------------------------------------------------------------------
  Class R (return after taxes on distributions
  and sale of fund shares)                                         (13.17)%          (0.38)%           0.97%            N/A
----------------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                      9/24/01       (20.87)%           0.57%             N/A            3.83%
----------------------------------------------------------------------------------------------------------------------------
Dow Jones Conservative U.S. Portfolio Index(2)
(reflects no deduction for fees, expenses, or
taxes)                                                              (1.91)%           3.80%            5.07%           5.04%



(1)Effective December 10, 2008, the fund's name was changed from Strategy Income Allocation Fund to Strategy Conservative Allocation Fund.

(2)A weighted average of other stock, bond, and cash indexes. The index is reconstructed monthly and represents 20% of the risk of the U.S. equities market.


                                     9
                  PROSPECTUS - First American Asset Allocation Funds

Fund Summaries
Fees and Expenses

As an investor, you pay fees and expenses to buy and hold shares of the funds. You pay shareholder fees directly when you buy or sell shares. You pay annual operating expenses indirectly since they are deducted from fund assets.

The tables below describe the fees and expenses that you pay if you buy and hold shares of the funds.


----------------------------------------------------------------------------------------------------------------
                                                                  Strategy
                                                                Aggressive    Strategy    Strategy      Strategy
CLASS A SHARES                                                      Growth      Growth    Balanced  Conservative
SHAREHOLDER FEES(1)                                             Allocation  Allocation  Allocation    Allocation
(fees paid directly from your investment)                             Fund        Fund        Fund          Fund
----------------------------------------------------------------------------------------------------------------
  MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
  (as a percentage of offering price)(2)                            5.50%       5.50%       5.50%         5.50%
  MAXIMUM DEFERRED SALES CHARGE (LOAD)
  (as a percentage of original purchase price or redemption
  proceeds, whichever is less)(3)                                    None        None        None          None
----------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
(as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
  Management Fees                                                   0.10%       0.10%       0.10%         0.10%
  Distribution and/or Service (12b-1) Fees                          0.25%       0.25%       0.25%         0.25%
  Other Expenses                                                    0.25%       0.21%       0.12%         0.38%
  Acquired Fund Fees and Expenses(4)                                0.88%       0.85%       0.82%         0.75%
  Total Annual Fund Operating Expenses(5)                           1.48%       1.41%       1.29%         1.48%
  Less Fee Waivers                                                 (0.20)%     (0.16)%     (0.07)%       (0.33)%
  Net Expenses                                                      1.28%       1.25%       1.22%         1.15%
----------------------------------------------------------------------------------------------------------------


(1)An annual account maintenance fee of $15 may be charged under certain circumstances. See "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Additional Information on Purchasing, Redeeming, and Exchanging Shares -- Accounts with Low Balances."

(2)Investors may qualify for reduced sales charges.

(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge.

(4)In addition to the funds' total annual operating expenses that the funds bear directly, the funds' shareholders indirectly bear the expenses of the acquired funds (affiliated and unaffiliated) in which the funds invest.

(5)For each fund, the advisor has contractually agreed to waive fees and reimburse other fund expenses through at least December 31, 2009 so that the aggregate of Management Fees, Distribution and/or Service (12b-1) Fees, and Other Expenses (i.e., Total Annual Fund Operating Expenses net of Acquired Fund Fees and Expenses) do not exceed 0.40% for Class A shares. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the funds' board of directors.

                                     10
                  PROSPECTUS - First American Asset Allocation Funds

Fund Summaries
Fees and Expenses CONTINUED


----------------------------------------------------------------------------------------------------------------
                                                                  Strategy
                                                                Aggressive    Strategy    Strategy      Strategy
CLASS B SHARES                                                      Growth      Growth    Balanced  Conservative
SHAREHOLDER FEES(1)                                             Allocation  Allocation  Allocation    Allocation
(fees paid directly from your investment)                             Fund        Fund        Fund          Fund
----------------------------------------------------------------------------------------------------------------
  MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
  (as a percentage of offering price)                                None        None        None          None
  MAXIMUM DEFERRED SALES CHARGE (LOAD)
  (as a percentage of original purchase price or redemption
  proceeds, whichever is less)                                      5.00%       5.00%       5.00%         5.00%
----------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
(as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
  Management Fees                                                   0.10%       0.10%       0.10%         0.10%
  Distribution and/or Service (12b-1) Fees                          1.00%       1.00%       1.00%         1.00%
  Other Expenses                                                    0.25%       0.21%       0.12%         0.38%
  Acquired Fund Fees and Expenses(2)                                0.88%       0.85%       0.82%         0.75%
  Total Annual Fund Operating Expenses(3)                           2.23%       2.16%       2.04%         2.23%
  Less Fee Waivers                                                 (0.20)%     (0.16)%     (0.07)%       (0.33)%
  Net Expenses                                                      2.03%       2.00%       1.97%         1.90%
----------------------------------------------------------------------------------------------------------------


(1)An annual account maintenance fee of $15 may be charged under certain circumstances. See "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Additional Information on Purchasing, Redeeming, and Exchanging Shares -- Accounts with Low Balances."

(2)In addition to the funds' total annual operating expenses that the funds bear directly, the funds' shareholders indirectly bear the expenses of the acquired funds (affiliated and unaffiliated) in which the funds invest.

(3)For each fund, the advisor has contractually agreed to waive fees and reimburse other fund expenses through at least December 31, 2009 so that the aggregate of Management Fees, Distribution and/or Service (12b-1) Fees, and Other Expenses (i.e., Total Annual Fund Operating Expenses net of Acquired Fund Fees and Expenses) do not exceed 1.15% for Class B shares. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the funds' board of directors.


-----------------------------------------------------------------------------------------------------------------
                                                                  Strategy
                                                                Aggressive     Strategy    Strategy      Strategy
CLASS C SHARES                                                      Growth       Growth    Balanced  Conservative
SHAREHOLDER FEES(1)                                             Allocation   Allocation  Allocation    Allocation
(fees paid directly from your investment)                             Fund         Fund        Fund          Fund
-----------------------------------------------------------------------------------------------------------------
  MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
  (as a percentage of offering price)                                None         None        None          None
  MAXIMUM DEFERRED SALES CHARGE (LOAD)
  (as a percentage of original purchase price or redemption
  proceeds, whichever is less)                                      1.00%        1.00%       1.00%         1.00%
-----------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
(as a percentage of average net assets)
-----------------------------------------------------------------------------------------------------------------
  Management Fees                                                   0.10%        0.10%       0.10%         0.10%
  Distribution and/or Service (12b-1) Fees                          1.00%        1.00%       1.00%         1.00%
  Other Expenses                                                    0.25%        0.21%       0.12%         0.38%
  Acquired Fund Fees and Expenses(2)                                0.88%        0.85%       0.82%         0.75%
  Total Annual Fund Operating Expenses(3)                           2.23%        2.16%       2.04%         2.23%
  Less Fee Waivers                                                 (0.20)%      (0.16)%     (0.07)%       (0.33)%
  Net Expenses                                                      2.03%        2.00%       1.97%         1.90%
-----------------------------------------------------------------------------------------------------------------


(1)An annual account maintenance fee of $15 may be charged under certain circumstances. See "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Additional Information on Purchasing, Redeeming, and Exchanging Shares -- Accounts with Low Balances."

(2)In addition to the funds' total annual operating expenses that the funds bear directly, the funds' shareholders indirectly bear the expenses of the acquired funds (affiliated and unaffiliated) in which the funds invest.

(3)For each fund, the advisor has contractually agreed to waive fees and reimburse other fund expenses through at least December 31, 2009 so that the aggregate of Management Fees, Distribution and/or Service (12b-1) Fees, and Other Expenses (i.e., Total Annual Fund Operating Expenses net of Acquired Fund Fees and Expenses) do not exceed 1.15% for Class C shares. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the funds' board of directors.

                                     11
                  PROSPECTUS - First American Asset Allocation Funds

Fund Summaries
Fees and Expenses CONTINUED


----------------------------------------------------------------------------------------------------------------
                                                                  Strategy
                                                                Aggressive    Strategy    Strategy      Strategy
CLASS R SHARES                                                      Growth      Growth    Balanced  Conservative
SHAREHOLDER FEES(1)                                             Allocation  Allocation  Allocation    Allocation
(fees paid directly from your investment)                             Fund        Fund        Fund          Fund
----------------------------------------------------------------------------------------------------------------
  MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
  (as a percentage of offering price)                                None        None        None          None
  MAXIMUM DEFERRED SALES CHARGE (LOAD)
  (as a percentage of original purchase price or redemption
  proceeds, whichever is less)                                       None        None        None          None
----------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
(as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
  Management Fees                                                   0.10%       0.10%       0.10%         0.10%
  Distribution and/or Service (12b-1) Fees                          0.50%       0.50%       0.50%         0.50%
  Other Expenses                                                    0.25%       0.21%       0.12%         0.38%
  Acquired Fund Fees and Expenses(2)                                0.88%       0.85%       0.82%         0.75%
  Total Annual Fund Operating Expenses(3)                           1.73%       1.66%       1.54%         1.73%
  Less Fee Waivers                                                 (0.20)%     (0.16)%     (0.07)%       (0.33)%
  Net Expenses                                                      1.53%       1.50%       1.47%         1.40%
----------------------------------------------------------------------------------------------------------------


(1)An annual account maintenance fee of $15 may be charged under certain circumstances. See "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Additional Information on Purchasing, Redeeming, and Exchanging Shares -- Accounts with Low Balances."

(2)In addition to the funds' total annual operating expenses that the funds bear directly, the funds' shareholders indirectly bear the expenses of the acquired funds (affiliated and unaffiliated) in which the funds invest.

(3)For each fund, the advisor has contractually agreed to waive fees and reimburse other fund expenses through at least December 31, 2009 so that the aggregate of Management Fees, Distribution and/or Service (12b-1) Fees, and Other Expenses (i.e., Total Annual Fund Operating Expenses net of Acquired Fund Fees and Expenses) do not exceed 0.65% for Class R shares. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the funds' board of directors.


----------------------------------------------------------------------------------------------------------------
                                                                  Strategy
                                                                Aggressive    Strategy    Strategy      Strategy
CLASS Y SHARES                                                      Growth      Growth    Balanced  Conservative
SHAREHOLDER FEES(1)                                             Allocation  Allocation  Allocation    Allocation
(fees paid directly from your investment)                             Fund        Fund        Fund          Fund
----------------------------------------------------------------------------------------------------------------
  MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
  (as a percentage of offering price)                                None        None        None          None
  MAXIMUM DEFERRED SALES CHARGE (LOAD)
  (as a percentage of original purchase price or redemption
  proceeds, whichever is less)                                       None        None        None          None
----------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
(as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
  Management Fees                                                   0.10%       0.10%       0.10%         0.10%
  Distribution and/or Service (12b-1) Fees                           None        None        None          None
  Other Expenses                                                    0.25%       0.21%       0.12%         0.38%
  Acquired Fund Fees and Expenses(2)                                0.88%       0.85%       0.82%         0.75%
  Total Annual Fund Operating Expenses(3)                           1.23%       1.16%       1.04%         1.23%
  Less Fee Waivers                                                 (0.20)%     (0.16)%     (0.07)%       (0.33)%
  Net Expenses                                                      1.03%       1.00%       0.97%         0.90%
----------------------------------------------------------------------------------------------------------------


(1)An annual account maintenance fee of $15 may be charged under certain circumstances. See "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Additional Information on Purchasing, Redeeming, and Exchanging Shares -- Accounts with Low Balances."

(2)In addition to the funds' total annual operating expenses that the funds bear directly, the funds' shareholders indirectly bear the expenses of the acquired funds (affiliated and unaffiliated) in which the funds invest.

(3)For each fund, the advisor has contractually agreed to waive fees and reimburse other fund expenses through at least December 31, 2009 so that the aggregate of Management Fees, Distribution and/or Service (12b-1) Fees, and Other Expenses (i.e., Total Annual Fund Operating Expenses net of Acquired Fund Fees and Expenses) do not exceed 0.15% for Class Y shares. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the funds' board of directors.

                                     12
                  PROSPECTUS - First American Asset Allocation Funds

Fund Summaries
Fees and Expenses CONTINUED


   EXAMPLE This example is intended to help you compare the cost of investing in the funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that each fund's operating expenses remain the same. The example assumes that contractual fee waivers were in effect throughout the first year of each period indicated (i.e., the entire period for the 1 year period), but were discontinued for the balance of periods longer than 1 year. Although your actual costs and returns may differ, based on these assumptions your cost would be:


STRATEGY                             CLASS B           CLASS B           CLASS C           CLASS C
AGGRESSIVE                          assuming       assuming no          assuming       assuming no
GROWTH                            redemption        redemption        redemption        redemption
ALLOCATION                         at end of         at end of         at end of         at end of
FUND               CLASS A       each period       each period       each period       each period       CLASS R       CLASS Y
------------------------------------------------------------------------------------------------------------------------------
 1 year             $  673            $  706            $  206            $  306            $  206        $  156        $  105
------------------------------------------------------------------------------------------------------------------------------
 3 years            $  974            $1,078            $  678            $  678            $  678        $  525        $  371
------------------------------------------------------------------------------------------------------------------------------
 5 years            $1,296            $1,377            $1,177            $1,177            $1,177        $  920        $  656
------------------------------------------------------------------------------------------------------------------------------
10 years            $2,205            $2,360            $2,360            $2,549            $2,549        $2,024        $1,471





                                     CLASS B           CLASS B           CLASS C           CLASS C
STRATEGY                            assuming       assuming no          assuming       assuming no
GROWTH                            redemption        redemption        redemption        redemption
ALLOCATION                         at end of         at end of         at end of         at end of
FUND               CLASS A       each period       each period       each period       each period       CLASS R       CLASS Y
------------------------------------------------------------------------------------------------------------------------------
 1 year             $  670            $  703            $  203            $  303            $  203        $  153        $  102
------------------------------------------------------------------------------------------------------------------------------
 3 years            $  957            $1,061            $  661            $  661            $  661        $  508        $  353
------------------------------------------------------------------------------------------------------------------------------
 5 years            $1,264            $1,345            $1,145            $1,145            $1,145        $  887        $  623
------------------------------------------------------------------------------------------------------------------------------
10 years            $2,135            $2,290            $2,290            $2,480            $2,480        $1,952        $1,395





                                     CLASS B           CLASS B           CLASS C           CLASS C
STRATEGY                            assuming       assuming no          assuming       assuming no
BALANCED                          redemption        redemption        redemption        redemption
ALLOCATION                         at end of         at end of         at end of         at end of
FUND               CLASS A       each period       each period       each period       each period       CLASS R       CLASS Y
------------------------------------------------------------------------------------------------------------------------------
 1 year             $  667            $  700            $  200            $  300            $  200        $  150        $   99
------------------------------------------------------------------------------------------------------------------------------
 3 years            $  930            $1,033            $  633            $  633            $  633        $  480        $  324
------------------------------------------------------------------------------------------------------------------------------
 5 years            $1,212            $1,292            $1,092            $1,092            $1,092        $  833        $  567
------------------------------------------------------------------------------------------------------------------------------
10 years            $2,015            $2,171            $2,171            $2,363            $2,363        $1,829        $1,265





                                     CLASS B           CLASS B           CLASS C           CLASS C
STRATEGY                            assuming       assuming no          assuming       assuming no
CONSERVATIVE                      redemption        redemption        redemption        redemption
ALLOCATION                         at end of         at end of         at end of         at end of
FUND               CLASS A       each period       each period       each period       each period       CLASS R       CLASS Y
------------------------------------------------------------------------------------------------------------------------------
 1 year             $  661            $  693            $  193            $  293            $  193        $  143        $   92
------------------------------------------------------------------------------------------------------------------------------
 3 years            $  962            $1,066            $  666            $  666            $  666        $  513        $  358
------------------------------------------------------------------------------------------------------------------------------
 5 years            $1,284            $1,365            $1,165            $1,165            $1,165        $  908        $  644
------------------------------------------------------------------------------------------------------------------------------
10 years            $2,194            $2,349            $2,349            $2,539            $2,539        $2,014        $1,460





                                     13
                  PROSPECTUS - First American Asset Allocation Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares

GENERAL

You may purchase, redeem, or exchange shares of the funds on any day when the New York Stock Exchange (NYSE) is open, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. Purchases, redemptions and exchanges may be restricted in the event of an early or unscheduled close of the NYSE, as permitted by the Securities and Exchange Commission (SEC).

The funds have authorized certain investment professionals and financial institutions ("financial intermediaries") to accept purchase, redemption, or exchange orders on their behalf. Your purchase or redemption price will be based on the net asset value (NAV) per share next calculated by the funds after your order is received by the funds or an authorized financial intermediary in proper form. Exchanges are also made at the NAV per share next calculated by the fund after your exchange request is received in proper form. See "Additional Information on Purchasing, Redeeming and Exchanging Shares -- Calculating Net Asset Value" below. Contact your financial intermediary to determine the time by which it must receive your order to be assured same day processing. To make sure your order is in proper form, you must follow the instructions set forth below under "Purchase, Redemption and Exchange Procedures."

Some financial intermediaries may charge a fee for helping you purchase, redeem, or exchange shares. Contact your financial intermediary for more information. No such fee will be imposed if you purchase shares directly from the funds.

CHOOSING A SHARE CLASS

The funds issue their shares in five classes with each class having a different cost structure. As noted below, only certain eligible investors can purchase Class R and Class Y shares of the funds, whereas Class A and Class C shares (the "Retail Share Classes") are generally available to investors. You should decide which share class best suits your needs.

Effective at the close of business on June 30, 2008 (the "Closing Date"), no new or additional investments, including investments through any systematic investment plan, were allowed in Class B shares of the First American Funds, except through permitted exchanges. Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another First American Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus. Any dividends or capital gains on Class B shares of a fund will be reinvested in Class B shares of the fund at net asset value, unless you have otherwise chosen to receive distributions in cash. For Class B shares outstanding as of the Closing Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion feature remain unchanged.

Class B shareholders wishing to make additional investments in the funds' shares after the Closing Date are permitted to invest in other classes of the funds, subject to the pricing and eligibility requirements of those classes.

Eligibility to Invest in Class R and Class Y Shares

CLASS R SHARES generally are available only to 401(k) plans, 457 plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans ("retirement plans"), and must be held in plan level or omnibus accounts.

Class R shares are not available to retail retirement or non-retirement accounts, Traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, and 529 college savings plans.

CLASS Y SHARES are offered to group retirement and employee benefit plans and to certain persons who are charged fees for advisory, investment, consulting or similar services by a financial intermediary or other service provider. Such persons may include, but are not limited to, individuals, corporations, and endowments.

Class Share Overview

                   Front-End    Contingent Deferred
                 Sales Charge       Sales Charge         Annual 12b-1 Fees
                    (FESC)             (CDSC)         (as a % of net assets)
----------------------------------------------------------------------------
Class A              5.50%(1)           None(2)                0.25%
Class B(3)           None               5.00%(4)               1.00%
Class C(5)           None               1.00%(6)               1.00%
Class R              None               None                   0.50%
Class Y              None               None                   None
----------------------------------------------------------------------------


(1)The FESC is reduced for larger purchases. See "Determining Your Share Price -- Class A Shares" below.

(2)Class A share investments of $1 million or more on which no FESC is paid may be subject to a 1.00% CDSC.

(3)Class B shares automatically convert to Class A shares eight years after purchase, which reduces future annual expenses since Class A shares have lower annual expenses.

(4)A CDSC of up to 5.00% applies to Class B shares if you redeem shares within six years of purchase. The CDSC declines over the six years as described below under "Determining Your Share Price -- Class B Shares."

(5)Class C shares do not convert to Class A shares so they will continue to have higher annual expenses than Class A shares for as long as you hold them.

(6)A 1.00% CDSC applies if you redeem your Class C shares within 12 months of purchase.

Among the Retail Share Classes, Class A shares may be a better choice if your investment qualifies for a reduced sales charge. You should not place Class C share orders that would cause your total investment in First American Funds Class A, Class B (for funds that offered such share class), and Class C shares (not including First American money market funds) to equal or exceed $1 million, using the aggregation principles discussed below under "Determining Your Share Price -- Class A

                                     14
                  PROSPECTUS - First American Asset Allocation Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares CONTINUED



Shares -- Reducing Your Sales Charge on Class A Shares." To the extent operationally possible, these orders will be automatically rejected.

Class R or Class Y shares are generally a better choice than a Retail Share Class if you are eligible to purchase these share classes. However, if you intend to hold your shares for a long time, or if you are eligible to invest in Class A shares with a reduced or waived sales charge, Class A may be a better choice than an investment in Class R shares.

DETERMINING YOUR SHARE PRICE

Because the current prospectus and Statement of Additional Information are available on First American Funds' website free of charge, we do not disclose the following share class information separately on the website.

Class A Shares

Your purchase price for Class A shares is typically the net asset value of your shares, plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The sales charge you pay may differ slightly from the amount set forth below because of rounding that occurs in the calculation used to determine your sales charge.

                                       Sales Charge
                              -----------------------------
                               As a %               As a %
                                 of                 of Net
                              Offering              Amount
PURCHASE AMOUNT                 Price              Invested
-----------------------------------------------------------
Less than $50,000               5.50%                5.82%
$50,000 - $99,999               4.50%                4.71%
$100,000 - $249,999             3.50%                3.63%
$250,000 - $499,999             2.50%                2.56%
$500,000 - $999,999             2.00%                2.04%
$1 million and over             0.00%                0.00%


Reducing Your Sales Charge on Class A Shares. As shown in the preceding table, larger purchases of Class A shares reduce the percentage sales charge you pay. In determining whether you are entitled to pay a reduced sales charge, you may aggregate certain other purchases with your current purchase, as follows.

Prior Purchases. Prior purchases of Class A, Class B (for funds that offered such share class), and Class C shares of any First American Fund (except a money market fund) will be factored into your sales charge calculation. You will receive credit for the current net asset value of the other Class A, Class B, and Class C shares you hold at the time of your purchase, including shares held in individual retirement, custodial or personal trust accounts. For example, let's say you're making a $10,000 investment and you already own other First American Fund Class A shares that are currently valued at $45,000. You will receive credit for the current value of these shares and your sales charge will be based on a total purchase amount of $55,000. If the current net asset value of your shares is less than their original purchase price, you may receive credit for their original purchase price instead, but only if you provide a written request to the funds and provide them with the records necessary to demonstrate the shares' purchase price.

Purchases by Related Accounts. Concurrent and prior purchases by certain other accounts of Class A, Class B (for funds that offered such share class), and Class C shares of any First American Fund (except a money market fund) also will be combined with your purchase to determine your sales charge. The fund will combine purchases made by you, your spouse or domestic partner, and your dependent children when it calculates the sales charge, including purchases in individual retirement, custodial and personal trust accounts.

Letter of Intent. If you plan to make an aggregate investment of $50,000 or more over a 13-month period in Class A or Class C shares of one or more First American Funds, other than the money market funds, you may reduce your sales charge for Class A purchases by signing a non-binding letter of intent. If you do not fulfill the letter of intent, you must pay the applicable sales charge. In addition, if you reduce your sales charge to zero under a letter of intent and then sell your Class A shares within 18 months of their purchase, you may be charged a contingent deferred sales charge of 1%. See "Class A Share Investments of Over $1 Million" below.

It is your responsibility to determine whether you are entitled to pay a reduced sales charge. The fund is not responsible for making this determination. To receive a reduced sales charge, you must notify the fund at the time of the purchase order that a quantity discount may apply to your current purchase. If you purchase shares by mail, you must notify the fund in writing. Otherwise, simply inform your financial intermediary, or Investor Services if you are purchasing shares directly from the funds, and they will notify the fund.

You should provide your financial intermediary with information or records regarding any other accounts in which there are holdings eligible to be aggregated, including:

- all of your accounts at your financial intermediary.
- all of your accounts at any other financial intermediary.
- all accounts of any related party (such as a spouse or dependent child) held with any financial intermediary.

You should keep the records necessary to demonstrate the purchase price of shares held in these accounts since neither the fund and its transfer agent nor your financial intermediary may have this information.

More information on these ways to reduce your sales charge appears in the SAI.


                                     15
                  PROSPECTUS - First American Asset Allocation Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares CONTINUED


Purchasing Class A Shares Without a Sales Charge. The following persons may purchase a fund's Class A shares at net asset value without a sales charge:

- directors, advisory board members, full-time employees and retirees of the advisor and its affiliates.
- current and retired officers and directors of the funds.
- full-time employees of any broker-dealer authorized to sell fund shares.
- full-time employees of the fund's counsel.
- members of the immediate families of any of the foregoing (i.e., a spouse or domestic partner and any dependent children).
- persons who purchase the funds through "one-stop" mutual fund networks through which the funds are made available.
- persons participating in a fee-based program sponsored and maintained by a registered broker-dealer.
- trust companies and bank trust departments acting in a fiduciary, advisory, agency, custodial or similar capacity.
- group retirement and employee benefit plans.

In addition, persons who hold shares of a First American money market fund acquired pursuant to a prior arrangement under which the money market fund had served as a cash investment option for another mutual fund family may exchange those shares (including shares representing reinvested dividends) for Class A shares at net asset value without a sales charge.

You must notify the funds or your financial intermediary if you are eligible to purchase Class A shares without a sales charge.

Reinvesting After a Redemption. If you redeem Class A shares of a First American Fund (except money market fund shares on which you have not paid a sales charge), you may reinvest in Class A shares of that fund or another First American Fund within 180 days without a sales charge. To reinvest in Class A shares at net asset value (without paying a sales charge), you must notify the fund directly in writing or notify your financial intermediary.

Class A Share Investments of Over $1 Million. There is no initial sales charge on Class A share purchases of $1 million or more (including purchases that reach the $1 million level as a result of aggregating prior purchases and purchases by related accounts). However, your financial intermediary may receive a commission of up to 1% on your purchase. If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of 1% if you sell your shares within 18 months. The CDSC you pay may differ slightly from this amount because of rounding that occurs in the calculation used to determine your CDSC. To find out whether you will be assessed a CDSC, ask your financial intermediary.

The CDSC is based on the value of your shares at the time of purchase in the case of a partial redemption. If you redeem all of your shares, the CDSC is based on the value of your shares at the time of purchase or at the time of redemption, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. To help lower your costs, Class A shares that are not subject to a CDSC will be redeemed first. The CDSC will be waived in the circumstances described below under "Waiving Contingent Deferred Sales Charges."

Class B Shares

Effective at the close of business on June 30, 2008, no new or additional investments were allowed in Class B shares of the First American funds as described above under "Choosing a Share Class."

Your purchase price for Class B shares is their net asset value -- there is no front-end sales charge. However, if you redeem your shares within six years of purchase, you will pay a CDSC, as reflected in the following table.

                          CDSC as a % of the
Year since purchase      value of your shares
---------------------------------------------
First                            5.00%
Second                           5.00%
Third                            4.00%
Fourth                           3.00%
Fifth                            2.00%
Sixth                            1.00%
Seventh                          0.00%
Eighth                           0.00%


The CDSC you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your CDSC.

Your CDSC will be based on the value of your shares at the time of purchase or at the time of redemption, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. To help lower your costs, Class B shares that are not subject to a CDSC will be redeemed first; other Class B shares will then be redeemed in an order that minimizes your CDSC. The CDSC will be waived in the circumstances described below under "Waiving Contingent Deferred Sales Charges."

Your Class B shares and any related shares acquired by reinvesting your dividend or capital gain distributions will automatically convert to Class A shares eight years after the beginning of the month in which you purchased the shares.

Class C Shares

Your purchase price for Class C shares is their net asset value -- there is no front-end sales charge. However, if you redeem your shares within 12 months of purchase, you will be assessed a CDSC of 1% of the value of your shares at the time of purchase or at the time of sale, whichever is less. The CDSC you pay may differ slightly from this amount because of rounding that occurs in the calculation used to determine your CDSC. The CDSC does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. To help lower your costs, Class C shares that are not subject to a CDSC will be redeemed


                                     16
                  PROSPECTUS - First American Asset Allocation Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares CONTINUED



first. The CDSC will be waived in the circumstances described below under "Waiving Contingent Deferred Sales Charges."

Unlike Class B shares, Class C shares do not convert to Class A shares after a specified period of time. Therefore, your shares will continue to have higher annual expenses than Class A shares.

Retirement Plan Availability of Class C Shares

Class C shares are available to individual plans and certain smaller group plans, such as SIMPLE, SEP, and Solo 401(k) plans. Class C shares are not available to certain employer-sponsored plans, such as 401(k), employer-sponsored 403(b), money purchase and profit sharing plans, except for those plans invested in Class C shares of the First American Funds prior to July 20, 2007.

Waiving Contingent Deferred Sales Charges

CDSCs on Class A, Class B and Class C share redemptions will be waived for:

- redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.
- redemptions that equal the minimum required distribution from an IRA or other retirement plan to a shareholder who has reached the age of 70 1/2.
- redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account's value. The systematic withdrawal limit will be based on the market value of your account at the time of each withdrawal.
- redemptions required as a result of over-contribution to an IRA plan.

Class R and Class Y Shares

Your purchase price for Class R and Class Y shares is their net asset value. These share classes do not have a front-end sales charge or a CDSC.

12B-1 FEES

Each fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act that allows the fund to pay its distributor an annual fee for the distribution and sale of its shares and/or for services provided to shareholders. The funds do not pay 12b-1 fees on Class Y shares. The 12b-1 fees paid by the funds are designated as distribution fees and/or shareholder servicing fees, as described here.

                                    Annual 12b-1 Fees
                                   (as a percentage of
                                average daily net assets)
                             ------------------------------
                                                Shareholder
                             Distribution        Servicing
                                  Fee               Fee
-----------------------------------------------------------
Class A                           None             0.25%
Class B                          0.75%             0.25%
Class C                          0.75%             0.25%
Class R                          0.25%             0.25%
Class Y                           None              None
-----------------------------------------------------------


Because 12b-1 fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

COMPENSATION PAID TO FINANCIAL INTERMEDIARIES

The funds' distributor receives any front-end sales charge or CDSC that you pay and any 12b-1 fees paid by the funds. From this revenue, the distributor will pay financial intermediaries for the services they provide. The funds' advisor and/or distributor may make additional payments to intermediaries from their own assets, as described below under "Additional Payments to Financial Intermediaries."

Sales Charge Reallowance

The distributor pays (or "reallows") a portion of the front-end sales charge on Class A shares to your financial intermediary, as follows:

                                  Maximum Reallowance
                                       as a % of
Purchase Amount                      Purchase Price
-----------------------------------------------------
Less than $50,000                        5.00%
$50,000 - $99,999                        4.00%
$100,000 - $249,999                      3.25%
$250,000 - $499,999                      2.25%
$500,000 - $999,999                      1.75%
$1 million and over                      0.00%


Sales Commissions

There is no initial sales charge on Class A share purchases of $1 million or more. However, your financial intermediary may receive a commission of up to 1.00% on your purchase. Although you pay no front-end sales charge when you buy Class C shares, the funds' distributor pays a sales commission of 1.00% of the amount invested to intermediaries selling Class C shares.

12b-1 Fees

The funds' distributor uses the 12b-1 shareholder servicing fee to compensate financial intermediaries for administrative services performed on behalf of the intermediaries' customers.

                                     17
                  PROSPECTUS - First American Asset Allocation Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares CONTINUED



These intermediaries receive shareholder servicing fees of up to 0.25% of a fund's Class A, Class B, Class C, and Class R share average daily net assets attributable to shares sold through them. For Class A and Class R shares, the distributor begins to pay shareholder servicing fees to these intermediaries immediately after you purchase shares. For Class B and Class C shares, the distributor begins to pay shareholder servicing fees to these intermediaries one year after you purchase shares, but only if you continue to hold the shares at that time.

The funds' distributor uses the 12b-1 distribution fee to compensate financial intermediaries for the sale of fund shares to their customers. The funds' distributor pays intermediaries that sell Class C shares a 0.75% annual distribution fee beginning one year after the shares are sold. The funds' distributor pays intermediaries that sell Class R shares a 0.25% annual distribution fee beginning immediately after you purchase shares. The funds' distributor retains the Class B share 0.75% annual distribution fee in order to finance the payment of sales commissions to intermediaries that sell Class B shares.

In all cases, intermediaries continue to receive 12b-1 fees for as long as you hold fund shares.

Additional Payments to Financial Intermediaries

The advisor and/or the distributor may pay additional compensation to financial intermediaries out of their own resources to selected intermediaries for the purposes of promoting the sale of fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. The amounts of these payments could be significant, and may create an incentive for the intermediary or its representatives to recommend or offer shares of the funds to you. The intermediary may elevate the prominence or profile of the funds within the intermediary's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the advisor and/or the distributor preferential or enhanced opportunities to promote the funds in various ways within the intermediary's organization. These payments are not reflected in the fees and expenses listed in the "Fund Summaries" section of the prospectus because they are not paid by the funds.

These payments are negotiated and may be based on such factors as the number or value of First American Fund shares that the intermediary sells or may sell; the value of the assets invested in the First American Funds by the intermediary's customers; the type and nature of services or support furnished by the intermediary; and/or other measures as determined from time to time by the advisor and/or distributor. Such payments are generally asset based but also may include the payment of a lump sum for services provided. In addition, the advisor and/or the distributor may make payments to reimburse selected intermediaries for items such as ticket charges (i.e., fees that an intermediary charges its representatives for effecting transactions in fund shares), operational charges, literature printing and/or distribution costs, and networking fees.

The advisor and/or distributor may make other payments or allow other promotional incentives to financial intermediaries to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations.

You can ask your financial intermediary for information about any payments it receives from the advisor and/or the distributor and from the funds, and any services your intermediary provides, as well as about fees and/or commissions your intermediary charges. You can also find more details about payments made by the advisor and/or the distributor in the funds' SAI.

PURCHASE, REDEMPTION, AND EXCHANGE PROCEDURES

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

As a result, when you open an account, we will ask for your name, permanent street address, date of birth, and social security or taxpayer identification number. Addresses containing a P.O. Box only will not be accepted. We may also ask for other identifying documents or information.

Purchasing Class A, Class B, and Class C Shares

You can become a shareholder in any of the funds by making a minimum initial investment of $2,500 ($2,000 for Coverdell Education Savings Accounts). The minimum additional investment is $100.

The funds reserve the right to waive or lower purchase minimums under certain circumstances and to reject any purchase order.

By Phone. You can purchase shares by calling your financial intermediary, if it has a sales agreement with the funds' distributor. Once the initial minimum investment has been made, you can also place purchase orders in amounts equal to or greater than the minimum additional investment amount for your account type by calling Investor Services at 800 677-FUND. Funds will be transferred electronically from your bank account through the Automated Clearing House (ACH) network. Before making a purchase by electronic funds transfer, you must submit a new account form to the funds and elect this option. Be sure to include all of your banking information on the form.

By Wire. You can purchase shares by making a wire transfer from your bank. Before making an initial investment by wire, you must submit a new account form to the funds. After receiving your form, a service representative will contact you with your account number and wiring instructions. Your order will be priced at the next NAV, or public offering price as applicable based on your share class, calculated after the funds' custodian receives your payment by wire. Before making any

                                     18
                  PROSPECTUS - First American Asset Allocation Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares CONTINUED



additional purchases by wire, you should call Investor Services at 800 677-FUND. You cannot purchase shares by wire on days when federally chartered banks are closed.

By Mail. To purchase shares by mail, simply complete and sign a new account form, enclose a check made payable to the fund you wish to invest in, and mail both to:

REGULAR U.S. MAIL:            OVERNIGHT EXPRESS MAIL:
--------------------------    --------------------------
First American Funds          First American Funds
P.O. Box 3011                 615 East Michigan Street
Milwaukee, WI 53201-3011      Milwaukee, WI 53202


After you have established an account, you may continue to purchase shares by mailing your check to First American Funds at the same address.

Please note the following:

- All purchases must be drawn on a bank located within the United States and payable in U.S. dollars to First American Funds.
- Cash, money orders, cashier's checks in amounts less than $10,000, third-party checks, Treasury checks, credit card checks, traveler's checks, starter checks, and credit cards will not be accepted. We are unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.
- If a check or ACH transaction does not clear your bank, the funds reserve the right to cancel the purchase, and you may be charged a fee of $25 per check or transaction. You could be liable for any losses or fees incurred by the fund as a result of your check or ACH transaction failing to clear.

By Systematic Investment Plan. To purchase shares as part of a savings discipline, you may add to your investment on a regular basis:

- by having $100 or more automatically withdrawn from your bank account on a periodic basis and invested in fund shares, or
- through automatic monthly exchanges of your First American fund into another First American fund of the same class.

You may apply for participation in either of these programs through your financial intermediary or by calling Investor Services at 800 677-FUND.

Redeeming Class A, Class B, and Class C Shares

When you redeem shares, the proceeds are normally sent on the next business day, but in no event more than seven days, after your request is received in proper form.

By Phone. If you purchased shares through a financial intermediary, simply call them to redeem your shares.

If you did not purchase shares through a financial intermediary, you may redeem your shares by calling Investor Services at 800 677-FUND. Proceeds can be wired to your bank account (if you have previously supplied your bank account information to the fund) or sent to you by check. The funds charge a $15 fee for wire redemptions, but have the right to waive this fee for shares redeemed through certain financial intermediaries and by certain individuals. Proceeds also can be sent directly to your bank or brokerage account via electronic funds transfer if your bank or brokerage firm is a member of the ACH network. Credit is usually available within 2-3 business days. The First American Funds reserve the right to limit telephone redemptions to $50,000 per account per day.

If you recently purchased your shares by check or through the ACH network, proceeds from the sale of those shares may not be available until your check or ACH payment has cleared, which may take up to 15 calendar days from the date of purchase.

By Mail. To redeem shares by mail, send a written request to your financial intermediary, or to the fund at the following address:

REGULAR U.S. MAIL:            OVERNIGHT EXPRESS MAIL:
--------------------------    --------------------------
First American Funds          First American Funds
P.O. Box 3011                 615 East Michigan Street
Milwaukee, WI 53201-3011      Milwaukee, WI 53202


Your request should include the following information:

- name of the fund
- account number
- dollar amount or number of shares redeemed
- name on the account
- signatures of all registered account owners

After you have established your account, signatures on a written request must be guaranteed if:

- you would like redemption proceeds to be paid to any person, address, or bank account other than that on record.
- you would like the redemption check mailed to an address other than those on the fund's records, or you have changed the address on the fund's records within the last 30 days.
- your redemption request is in excess of $50,000.
- bank information related to an automatic investment plan, telephone purchase or telephone redemption is changed.

In addition to the situations described above, the funds reserve the right to require a signature guarantee in other instances based on the circumstances of a particular situation.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange may guarantee signatures. Call your financial intermediary to determine if it has this capability. A notary public is not an acceptable signature guarantor.

Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.


                                     19
                  PROSPECTUS - First American Asset Allocation Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares CONTINUED


By Wire. You can call or write to have redemption proceeds sent to a bank account. See the policies for redeeming shares by phone or by mail. Before requesting to have redemption proceeds sent to a bank account, please make sure the funds have your bank account information on file. If the funds do not have this information, you will need to send written instructions with your bank's name and a voided check or pre-printed savings account deposit slip. You must provide written instructions signed by all fund and bank account owners, and each individual must have their signature guaranteed.

By Systematic Withdrawal Plan. If your account has a value of $5,000 or more, you may redeem a specific dollar amount from your account on a regular basis. You may set up a systematic withdrawal when you complete a new account form or by calling your financial intermediary.

You should not make systematic withdrawals if you plan to continue investing in a fund, due to sales charges and tax liabilities.

Exchanging Class A, Class B, and Class C Shares

If your investment goals or your financial needs change, you may move from one First American Fund to another First American Fund. There is no fee to exchange shares.

Generally, you may exchange your shares only for the same class of shares of the other fund, with certain exceptions, including:

- You may exchange your Class A shares for Class Y shares of the same or another First American Fund if you subsequently become eligible to purchase Class Y shares.
- If you are no longer eligible to hold Class Y shares, you may exchange your shares for Class A shares at net asset value. Class A shares have higher expenses than Class Y shares.

Exchanges are made based on the net asset value per share of each fund at the time of the exchange. When you exchange your Class A shares of one of the funds for Class A shares of another First American fund, you do not have to pay a sales charge. When you exchange your Class B or Class C shares for Class B or Class C shares, respectively, of another First American fund, the time you held the shares of the "old" fund will be added to the time you hold the shares of the "new" fund for purposes of determining your CDSC or, in the case of Class B shares, calculating when your shares convert to Class A shares.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges that are deemed to constitute short-term trading. See "Additional Information on Purchasing, Redeeming and Exchanging Shares -- Short-Term Trading of Fund Shares" below.

By Phone. If both funds have identical shareholder registrations, you may exchange shares by calling your financial intermediary or by calling the funds directly at 800 677-FUND.

By Mail. To exchange shares by written request, please follow the procedures under "Redeeming Class A, Class B and Class C Shares" above. Be sure to include the names of both funds involved in the exchange.

By Systematic Exchange Plan. You may add to your investment on a regular basis through automatic monthly exchanges of one First American Fund into another First American Fund of the same class. You may apply for participation in this program through your financial intermediary or by calling Investor Services at 800 677-FUND.

Purchasing, Redeeming, and Exchanging Class R Shares

Eligible retirement plans generally may open an account and purchase Class R shares by contacting any financial intermediary or plan administrator authorized to sell the funds' shares. Participants in retirement plans generally must contact the plan's administrator to purchase, redeem or exchange shares.

Share purchases by eligible retirement plans are generally made by wire transfer. You cannot purchase shares by wire on days when federally chartered banks are closed.

Purchase orders and redemption requests from a retirement plan or participant in the plan must be received by the financial intermediary or plan administrator by the time specified by that institution to be assured same day processing. In order for shares to be purchased or sold at that day's price, the funds must receive the purchase order or redemption request from the financial intermediary or plan administrator by 3:00 p.m. Central time. It is the responsibility of the financial intermediary or plan administrator to promptly transmit orders to the funds.

If the funds receive a redemption request by 3:00 p.m. Central time, payment of the redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.

Exchanging Class R Shares. If you are a plan participant and your investment goals or your financial needs change, you may exchange your shares for Class R shares of another First American Fund offered through your retirement plan. Exchanges are made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares.

To exchange your shares, call your financial intermediary or plan administrator. In order for your shares to be exchanged the same day, you must call your financial intermediary or plan administrator by the time specified by that institution and your exchange order must be received by the funds by 3:00 p.m. Central time. It is the responsibility of your financial intermediary or plan administrator to promptly transmit your exchange order to the funds.


                                     20
                  PROSPECTUS - First American Asset Allocation Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares CONTINUED


Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies, or the funds offered through your retirement plan may change, at any time. You will be notified of any changes. The funds have the right to limit exchanges that are deemed to constitute short-term trading. See "Additional Information on Purchasing, Redeeming and Exchanging Shares -- Short-Term Trading of Fund Shares" below.

Purchasing, Redeeming, and Exchanging Class Y Shares

You may purchase or redeem shares by calling your financial intermediary. When purchasing shares, payment must generally be made by wire transfer, which can be arranged by your financial intermediary. You cannot purchase shares by wire on days when federally chartered banks are closed. The funds reserve the right to impose minimum investment amounts on clients of financial intermediaries that charge the funds or the advisor transaction or recordkeeping fees.

If the fund or an authorized financial intermediary receives your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.

Exchanging Class Y Shares. If your investment goals or your financial needs change, you may exchange your shares for Class Y shares of another First American Fund. Exchanges are made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares. If you are no longer eligible to purchase Class Y shares, you may exchange your shares for Class A shares at net asset value. Class A shares have higher expenses than Class Y shares.

To exchange your shares, call your financial intermediary.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges that are deemed to constitute short-term trading. See "Additional Information on Purchasing, Redeeming, and Exchanging Shares -- Short-Term Trading of Fund Shares" below.

Systematic Transactions. You may add to your investment, or redeem a specific dollar amount from your account, on a regular, automatic basis through a systematic investment or withdrawal plan. You may also move from one First American Fund to another First American Fund of the same class on a regular basis through automatic monthly exchanges. You may apply for participation in these programs through your financial intermediary.

You should not make systematic withdrawals if you plan to continue investing in a fund, due to sales charges and tax liabilities.

ADDITIONAL INFORMATION ON PURCHASING, REDEEMING, AND EXCHANGING SHARES

Calculating Net Asset Value

The funds generally calculate their NAV as of 3:00 p.m. Central time every day the New York Stock Exchange is open. The funds do not calculate their NAVs on national holidays, or any other days, on which the NYSE is closed for trading.

A fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. The assets of each fund normally will consist primarily of shares of the underlying funds, which are valued at their net asset values.

For the underlying funds, investments and other assets will be valued at their market values. For securities traded on an exchange, we receive the price as reported by the exchange from one or more independent pricing services that have been approved by the funds' board of directors. These independent pricing services also provide security valuations for certain other underlying fund investments not traded on an exchange. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using procedures approved by the funds' board of directors. Under these procedures, fair values are generally determined by a pricing committee appointed by the board of directors, except that Global Infrastructure Fund, International Fund, and International Select Fund may rely on the recommendations of a fair value pricing service approved by the funds' board of directors in valuing foreign securities. The types of securities for which such fair value pricing might be required include, but are not limited to:

- Securities, including securities traded in foreign markets, where an event occurs after the close of the market in which such security principally trades, but before NAV is determined, that will affect the value of such security, or the closing value is otherwise deemed unreliable;
- Securities whose trading has been halted or suspended;
- Fixed-income securities that have gone into default and for which there is no current market value quotation; and
- Securities with limited liquidity, including certain high-yield securities or securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.

Global Infrastructure Fund, International Fund and International Select Fund will hold portfolio securities that trade on weekends or other days when the funds do not price their shares.

                                     21
                  PROSPECTUS - First American Asset Allocation Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares CONTINUED



Therefore, the net asset value of the shares of these underlying funds may change on days when shareholders will not be able to purchase or redeem their fund shares.

Short-Term Trading of Fund Shares

The funds discourage purchases and redemptions of their shares in response to short-term fluctuations in the securities markets. The funds' board of directors has adopted policies and procedures designed to detect and deter short-term trading in the funds' shares that may disadvantage long-term fund shareholders. These policies are described below. The funds will not knowingly accommodate trading in the funds' shares in violation of these policies.

Risks Associated with Short-Term Trading. Short-term trading in a fund's shares, particularly in larger amounts, may be detrimental to long-term shareholders of the fund. Depending on various factors, including the size of a fund, the amount of assets the fund typically maintains in cash or cash equivalents, the dollar amount and number and frequency of trades, and the types of securities in which the fund typically invests, short-term trading may interfere with the efficient management of the fund's portfolio, increase the fund's transaction costs, administrative costs and taxes, and/or impact the fund's performance.

In addition, the nature of a fund's portfolio holdings may allow a shareholder engaging in a short-term trading strategy to take advantage of possible delays between the change in the value of a fund's portfolio holdings and the reflection of that change in the net asset value of the fund's shares. Such a delay may occur in funds that have significant investments in foreign securities, where the value of those securities is established some time before the fund calculates its own share price, or in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. This type of short-term trading is sometimes referred to as "arbitrage market timing," and there is the possibility that such trading may dilute the value of fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices.

Short-Term Trading Policies. The funds' advisor monitors trading in fund shares in an effort to identify short-term trading activity that may disadvantage long-term shareholders. Only transactions that exceed a certain dollar threshold that has been determined to be potentially disruptive to the management of a fund are subject to monitoring. It is the policy of the funds to permit no more than one round trip by an investor during any 90-calendar-day period. A round trip is defined as a purchase into or redemption out of a fund (including purchases or redemptions accomplished by an exchange) paired with an opposite direction redemption out of or purchase into the same fund within 10 calendar days, in a dollar amount that exceeds the monitoring threshold. If the advisor determines that a shareholder has made more than one round trip during any 90-calendar-day period, the shareholder conducting such trading will, in less serious instances, be given an initial warning to discontinue such trading. In more serious instances (generally involving larger dollar amounts), or in the case of a second violation after an initial warning has been given, the shareholder may be temporarily or permanently barred from making future purchases into one or all of the funds or, alternatively, the funds may limit the amount, number or frequency of any future purchases and/or the method by which the shareholder may request future purchases (including purchases by an exchange or transfer between a fund and any other fund). In addition to the foregoing sanctions, the funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the rejection of purchase orders and the revocation of exchange privileges, and in considering which sanctions to impose, the funds may consider an investor's trading history in any of the First American Funds, in non-First American mutual funds, or in accounts under a person's common ownership or control.

Certain transactions are not subject to the funds' short-term trading policies. These include transactions such as systematic redemptions and purchases; retirement plan contributions, loans and distributions (including hardship withdrawals); purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations; regular portfolio re-balancings in fee-based programs of registered investment advisors, financial planners and registered broker-dealers; and similar transactions.

Fund shares are frequently held through omnibus account arrangements, whereby a broker-dealer, investment advisor, retirement plan sponsor or other financial intermediary maintains an omnibus account with a fund for trading on behalf of its customers. The funds generally seek to apply their short-term trading policies and procedures to these omnibus account arrangements, and monitor trading activity at the omnibus account level to attempt to identify disruptive trades. Under agreements that the funds (or the funds' distributor) have entered into with intermediaries, the funds may request transaction information from intermediaries at any time in order to determine whether there has been short-term trading by the intermediaries' customers. The funds will request that the intermediary provide individual account level detail (or participant level detail in the case of retirement plans) to the funds if more than one round trip in any 90 day period is detected at the omnibus or plan level and such round trips appear to be (a) attributable to an individual shareholder or plan participant and (b) potentially detrimental to the respective fund and its shareholders based on such factors as the time between transactions, the size of the transactions and the type of fund involved. If short-term trading is detected at the individual account or participant level, the funds will request that the intermediary take appropriate action to curtail the activity. If the financial intermediary does not take action, the funds will take

                                     22
                  PROSPECTUS - First American Asset Allocation Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares CONTINUED



such steps as are reasonably practicable to curtail the excessive trading, including terminating the relationship with the intermediary if necessary. An intermediary may apply its own short-term trading policies and procedures, which may be more or less restrictive than the funds' policies and procedures. If you purchase or sell fund shares through an intermediary, you should contact them to determine whether they impose different requirements or restrictions.

Telephone Transactions

The funds and their agents will not be responsible for any losses that may result from acting on wire or telephone instructions that they reasonably believe to be genuine. The funds and their agents will each follow reasonable procedures to confirm that instructions received by telephone are genuine, which may include taping telephone conversations.

Once a telephone transaction has been placed, it cannot be canceled or modified.

It may be difficult to reach the funds by telephone during periods of unusual market activity. If you are unable to reach the funds or their agents by telephone, please consider sending written instructions.

Accounts with Low Balances

The funds reserve the right to liquidate or assess a low balance fee to any account holding a balance that is less than the account balance minimum of $500 for any reason, including market fluctuation.

If the funds elect to liquidate or assess a low balance fee, then annually, on or about the second Wednesday of August, the funds will assess a $15 low balance fee to certain retirement accounts, education savings plans, and UGMA/UTMA accounts that have balances under the account balance minimum. At the same time, other accounts with balances under the account balance minimum will be liquidated, with proceeds being mailed to the address of record. Such shareholders will receive a communication reminding them of this scheduled action in their second quarter account statements, thereby providing time to ensure that balances are at or above the account balance minimum prior to the assessment of the low balance fee or liquidation of low balance accounts.


                                     23
                  PROSPECTUS - First American Asset Allocation Funds

Policies and Services
Managing Your Investment

STAYING INFORMED

Shareholder Reports

Shareholder reports are mailed twice a year. They include financial statements and performance information, and, on an annual basis, a message from your portfolio managers and the report of independent registered public accounting firm.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 800 677-FUND.

Statements and Confirmations

Statements summarizing activity in your account are mailed quarterly. Confirmations generally are mailed following each purchase or sale of fund shares, but some transactions, such as systematic purchases and dividend reinvestments, are reported on your account statement. Generally, the funds do not send statements for shares held in a brokerage account or to individuals who have their shares held in an omnibus account, such as retirement plan participants. Please review your statements and confirmations as soon as you receive them and promptly report any discrepancies to your financial intermediary or to Investor Services at 800 677-FUND.

DIVIDENDS AND DISTRIBUTIONS

Dividends from a fund's net investment income are normally declared and paid at least annually. Any capital gains are distributed at least once each year. A fund may, however, pay dividends or make distributions more frequently.

On the ex-dividend date for a distribution, a fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund, unless you request that distributions be reinvested in another First American Fund or paid in cash. This request may be made on your new account form, by contacting your financial intermediary, or by calling Investor Services at 800 677-FUND. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the undelivered or uncashed distributions and all future distributions will be reinvested in fund shares at the current NAV.

TAXES

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the SAI. However, because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

Taxes on Distributions

Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).

Dividends paid from the net investment income of each fund may constitute "qualified dividends" taxable at the same rate as long-term capital gains (currently subject to a maximum rate of 15%). Each fund will inform its shareholders of the portion of its dividends (if any) that constitutes "qualified dividends." Dividends paid from a fund's net investment income that do not constitute "qualified dividends" and dividends paid from short-term capital gains are taxable as ordinary income. Distributions of a fund's long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares.

Taxes on Transactions

The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

Considerations for Retirement Plan Clients

A plan participant whose retirement plan invests in a fund generally is not taxed on fund dividends or distributions received by the plan or on sales or exchanges of fund shares by the plan for federal income tax purposes. However, distributions to plan participants from a retirement plan generally are taxable to plan participants as ordinary income. You should consult your tax professional about federal, state and local tax considerations.

More information about tax considerations that may affect the funds and their shareholders appears in the funds' SAI.


                                     24
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
Management

FAF Advisors, Inc. is the funds' investment advisor. FAF Advisors provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of December 31, 2008, FAF Advisors had more than $106 billion in assets under management, including investment company assets of more than $93 billion. As investment advisor, FAF Advisors manages the funds' business and investment activities, subject to the authority of the funds' board of directors.

Each fund pays the investment advisor a monthly management fee for providing investment advisory services. The table below reflects management fees paid to the investment advisor, after taking into account any fee waivers, for the funds' most recently completed fiscal year.


                                       Management fee
                                     as a % of average
                                      daily net assets
------------------------------------------------------
STRATEGY AGGRESSIVE GROWTH
  ALLOCATION FUND                           0.00%
STRATEGY GROWTH ALLOCATION FUND             0.00%
STRATEGY BALANCED ALLOCATION FUND           0.03%
STRATEGY CONSERVATIVE ALLOCATION
  FUND                                      0.00%
------------------------------------------------------


A discussion regarding the basis for the board of directors' approval of the funds' investment advisory agreement appears in the funds' annual report to shareholders for the fiscal year ended August 31, 2008.

Direct Correspondence to:

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

Investment Advisor

FAF Advisors, Inc.
800 Nicollet Mall
Minneapolis, MN 55402

Underlying Fund Sub-Advisors

Altrinsic Global Advisors, LLC
100 First Stamford Place
Stamford, Connecticut 06902

Altrinsic Global Advisors, LLC ("Altrinsic"), located at 100 First Stamford Place, Stamford, Connecticut, is a sub-advisor for International Fund and International Select Fund.

Altrinsic is an employee-owned company founded in 2000. As of December 31, 2008, Altrinsic had assets under management of approximately $5.5 billion.

Hansberger Global Investors, Inc.
401 East Las Olas Boulevard, Suite 1700
Fort Lauderdale, Florida 33301

Hansberger Global Investors, Inc., ("HGI"), located at 401 East Las Olas Boulevard, Suite 1700, Fort Lauderdale, Florida, is a sub-advisor for International Fund and International Select Fund.

HGI is a wholly owned subsidiary of Hansberger Group, Inc., which is a subsidiary of Natixis Global Asset Management. The firm was founded in 1994. As of December 31, 2008, HGI had assets under management of approximately $5.8 billion, which includes $0.9 billion in Advised Managed Accounts of other firms based on HGI models.

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112

Lazard Asset Management LLC ("Lazard"), located at 30 Rockefeller Plaza, New York, New York is a sub-advisor for International Select Fund.

Lazard is a wholly owned subsidiary of Lazard Freres & Co. LLC. As of December 31, 2008, Lazard had assets under management of approximately $79.8 billion.

Distributor

Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

ADDITIONAL COMPENSATION

FAF Advisors, U.S. Bank National Association (U.S. Bank) and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the First American Funds. As described above, FAF Advisors receives compensation for acting as the funds' investment advisor. FAF Advisors, U.S. Bank and their affiliates also receive compensation from the funds as set forth below. In addition, these entities receive compensation from the underlying funds, as set forth in their prospectuses.

Custody Services. U.S. Bank provides custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.005% of each fund's average daily net assets.

Transfer Agency Services. U.S. Bancorp Fund Services, LLC (Fund Services) provides transfer agency and dividend disbursing services, as well as certain shareholder services, to the funds. Fund Services receives fees for transfer agency and dividend disbursing services on a per shareholder account basis, subject to a minimum fee per share class. In addition, the funds may reimburse Fund Services for any out-of-pocket expenses incurred in providing transfer agency services.


                                     25
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
Management CONTINUED


Distribution Services. Quasar Distributors, LLC, an affiliate of FAF Advisors, receives distribution and shareholder servicing fees for acting as the funds' distributor.

Other Compensation. To the extent that fund shares are held through U.S. Bank or its broker-dealer affiliate, U.S. Bancorp Investments, Inc., those entities may receive distribution and/or shareholder servicing fees from the funds' distributor as well as other payments from the funds' distributor and/or advisor as described above under "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Compensation Paid to Financial Intermediaries -- Additional Payments to Financial Intermediaries."

PORTFOLIO MANAGEMENT

David R. Cline is responsible for the day-to-day management of the funds. Mr. Cline allocates the funds' assets across the underlying funds based on the advice of the investment advisor's asset allocation committee, of which David Chalupnik, CFA, Keith B. Hembre, CFA, Tony Rodriguez, Thomas S. Schreier, and John G. Wenker are members. Mr. Cline, Senior Equity Portfolio Manager, has been primarily responsible for the day-to-day management of the funds since January 2000, and had previously co-managed the funds since their inception in October 1996. Mr. Cline entered the financial services industry when he joined FAF Advisors in 1989.

Mr. Chalupnik, Senior Managing Director, Head of Equities, entered the financial services industry in 1984 and joined FAF Advisors in 2002.

Mr. Hembre, Chief Economist and Chief Investment Strategist, entered the financial services industry in 1992 and joined FAF Advisors in 1997.

Mr. Rodriguez, Senior Managing Director, Head of Fixed Income, entered the financial services industry in 1984 and joined FAF Advisors in 2002.

Mr. Schreier, Chief Executive Officer and Chief Investment Officer, entered the financial services industry in 1986 and joined FAF Advisors in 2000.

Mr. Wenker, Head of Real Estate, entered the financial services industry in 1983 and joined FAF Advisors in 1992.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the funds.


                                     26
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
More About the Funds

OBJECTIVES

The funds' objectives, which are described in the "Fund Summaries" section, may be changed without shareholder approval. If a fund's objective changes, you will be notified at least 60 days in advance. Please remember: There is no guarantee that any fund will achieve its objective.

INVESTMENT STRATEGIES

The funds' principal investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the SAI. For a copy of the SAI, call Investor Services at 800 677-FUND.

PORTFOLIO TURNOVER

The funds' investment advisor expects to make asset reallocation decisions on a monthly basis, although it may make these decisions more frequently if warranted by market conditions. Although the funds are expected to have low portfolio turnover rates, the underlying funds may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders, including the funds, when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the underlying fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the funds' policies and procedures with respect to the disclosure of each fund's portfolio securities is available in the funds' SAI.


                                     27
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
The Underlying Funds

The objectives, principal investment strategies, and principal risks of the underlying funds are summarized below. There is no assurance that any of the underlying funds' investment objectives will be achieved.

Additional information about the underlying funds is contained in their prospectuses and statements of additional information. You can obtain copies of these documents by calling 800 677-FUND.

Equity Income Fund

OBJECTIVE

Equity Income Fund's objective is long-term growth of capital and income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities of companies which the fund's advisor believes are characterized by:

- the ability to pay above average dividends.
- the ability to finance expected growth.
- strong management.

The fund's advisor will generally sell a security if the security is no longer expected to meet the advisor's dividend or growth expectations or if a better alternative exists in the marketplace.

The fund will attempt to maintain a dividend that will grow quickly enough to keep pace with inflation. As a result, higher-yielding equity securities will generally represent the core holdings of the fund. However, the fund also may invest in lower-yielding, higher growth equity securities if the advisor believes they will help balance the portfolio. The fund's equity securities include common stocks and convertible preferred stocks, and corporate debt securities which are convertible into common stocks. All such equity securities will provide current income at the time of purchase.

The fund invests in convertible debt securities in pursuit of both long-term growth of capital and income. The securities' conversion features provide long-term growth potential, while interest payments on the securities provide income. The fund may invest in convertible debt securities without regard to their ratings, and therefore may hold convertible debt securities which are rated lower than investment grade.

The fund may utilize options, futures contracts, options on futures contracts, and foreign currency exchange contracts ("derivatives"). The fund may use these derivatives to manage market or business risk, enhance the fund's return, or hedge against adverse movements in currency exchange rates. The use of derivatives is speculative if the fund is primarily seeking to enhance return, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.

The fund may invest up to 15% of its total assets in non-dollar denominated equity securities of foreign issuers. In addition, the fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of foreign issuers and in dollar-denominated equity securities of foreign issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.

PRINCIPAL RISKS

The value of an investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Management Risk
- Common Stock Risk
- Credit Risk
- Derivative Instrument Risk
- Foreign Currency Hedging Transaction Risk
- Interest Rate Risk
- International Investing Risk
- Non-Investment Grade Securities Risk
- Securities Lending Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Equity Index Fund

OBJECTIVE

Equity Index Fund's objective is to provide investment results that correspond to the performance of the Standard & Poor's 500 Index (S&P 500 Index).

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the fund generally invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in the S&P 500 Index. The S&P 500 Index is an unmanaged market-value weighted index consisting of 500 stocks chosen for market size, liquidity, sector performance and other factors. The index tracks the performance of the large cap U.S. equity market. As of December 31, 2008, market capitalizations of companies in the S&P 500 Index ranged from approximately $477 million to $406.1 billion.


                                     28
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
The Underlying Funds CONTINUED


The fund's advisor believes that the fund's objective can best be achieved by investing in common stocks of approximately 90% to 100% of the issues included in the S&P 500 Index, depending on the size of the fund. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as possible, the composition of the S&P 500 Index.

Because the fund may not always hold all of the stocks included in the S&P 500 Index, and because the fund has expenses and the index does not, the fund will not duplicate the index's performance precisely. However, the fund's advisor believes there should be a close correlation between the fund's performance and that of the S&P 500 Index in both rising and falling markets.

The fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 500 Index of at least 95%, without taking into account expenses of the fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the fund's net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 500 Index. If the fund is unable to achieve a correlation of 95% over time, the fund's board of directors will consider alternative strategies for the fund.

The fund also may invest in stock index futures contracts, options on stock indices, options on stock index futures, and index participation contracts based on the S&P 500 Index. The fund makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of fund assets devoted to replicating the composition of the S&P 500 Index, and to reduce transaction costs.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.

PRINCIPAL RISKS

The value of an investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in Equity Index Fund include:

- Common Stock Risk
- Derivative Instrument Risk
- Failure to Match Index Performance
- Securities Lending Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Quantitative Large Cap Core Fund

OBJECTIVE

Quantitative Large Cap Core Fund's objective is to provide, over the long term, a total return that exceeds the total return of the S&P 500 Index.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests, under normal market conditions, at least 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks of large-capitalization companies. The fund defines large-capitalization companies as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies in the S&P 500 Index. The S&P 500 Index is an unmanaged index of 500 stocks chosen for market size, liquidity and industry group representation, with a focus on the large cap segment of the market. The market capitalizations of companies in the S&P 500 Index ranged from approximately $477 million to $406.1 billion as of December 31, 2008, with an average market capitalization of approximately $15.7 billion. Although the fund may from time to time emphasize smaller or larger capitalization companies within this range as a result of the quantitative process discussed below, the advisor anticipates that generally the fund's capitalization weightings will be similar to those of the S&P 500 Index. The fund's investments may include common stocks of foreign issuers which are listed on a U.S. stock exchange.

The fund is actively managed using a proprietary quantitative process which projects a stock's performance based upon a variety of factors, such as the stock's growth or value style, market capitalization, earnings volatility, earnings yield, financial leverage and currency sensitivity. This process tracks the historical performance of each of these factors against relevant economic and market variables, and then determines how each of the factors is expected to perform given today's economic conditions. The process then measures the relative sensitivity of each of the stocks in the fund's investable universe to the various factors and projects each stock's performance based on this sensitivity. Stocks are selected for purchase or sale using an optimization formula which is designed to maximize the fund's overall projected return within the constraints that have been established to limit the fund's tracking error as compared to the S&P 500 Index.

The fund trades portfolio securities frequently, generally resulting in an annual portfolio turnover rate in excess of 100%.

In addition to investing in common stocks, the fund may buy and sell stock index futures contracts and invest in exchange traded funds in order to reduce cash balances in the fund and increase the level of fund assets exposed to common stocks.


                                     29
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
The Underlying Funds CONTINUED


The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.

PRINCIPAL RISKS

The value of an investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Quantitative Management Risk
- Additional Expenses
- Common Stock Risk
- Foreign Security Risk
- Frequent Trading Risk
- Futures Contract Risk
- Securities Lending Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Quantitative Large Cap Growth Fund

OBJECTIVE

Quantitative Large Cap Growth Fund's objective is to provide, over the long term, a total return that exceeds the total return of the Russell 1000 Growth Index.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests, under normal market conditions, at least 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks of large-capitalization companies. The fund defines large-capitalization companies as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies in the Russell 1000 Index. The Russell 1000 Index is an unmanaged index of the 1,000 largest companies in the Russell 3000 Index (an index of the 3,000 largest companies in the United States, based on total market capitalization), which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The market capitalizations of companies in the Russell 1000 Index ranged from approximately $24 million to $421.8 billion as of December 31, 2008, with an average market capitalization of approximately $72.9 billion. Although the fund may from time to time emphasize smaller or larger capitalization companies within this range as a result of the quantitative process discussed below, the advisor anticipates that generally the fund's capitalization weightings will be similar to those of the Russell 1000 Index. The fund's investments may include common stocks of foreign issuers which are listed on a U.S. stock exchange.

The fund is actively managed using a proprietary quantitative process which projects a stock's performance based upon a variety of factors, such as the stock's growth or value style, market capitalization, earnings volatility, earnings yield, financial leverage and currency sensitivity. This process tracks the historical performance of each of these factors against relevant economic and market variables, and then determines how each of the factors is expected to perform given today's economic conditions. The process then measures the relative sensitivity of each of the stocks in the fund's investable universe to the various factors and projects each stock's performance based on this sensitivity. Stocks are selected for purchase or sale using an optimization formula which is designed to maximize the fund's overall projected return within the constraints that have been established to limit the fund's tracking error as compared to the Russell 1000 Growth Index.

The fund trades portfolio securities frequently, generally resulting in an annual portfolio turnover rate in excess of 100%.

In addition to investing in common stocks, the fund may buy and sell stock index futures contracts and invest in exchange traded funds in order to reduce cash balances in the fund and increase the level of fund assets exposed to common stocks.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.

PRINCIPAL RISKS

The value of an investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Quantitative Management Risk
- Additional Expenses
- Common Stock Risk
- Foreign Security Risk
- Frequent Trading Risk
- Futures Contract Risk
- Growth Stock Risk
- Securities Lending Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Quantitative Large Cap Value Fund

OBJECTIVE

Quantitative Large Cap Value Fund's objective is to provide, over the long term, a total return that exceeds the total return of the Russell 1000 Value Index.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests, under normal market conditions, at least 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks of large-capitalization companies. The fund defines large-capitalization companies as

                                     30
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
The Underlying Funds CONTINUED



companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies in the Russell 1000 Index. The Russell 1000 Index is an unmanaged index of the 1,000 largest companies in the Russell 3000 Index (an index of the 3,000 largest companies in the United States, based on total market capitalization), which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The market capitalizations of companies in the Russell 1000 Index ranged from approximately $24 million to $421.8 billion as of December 31, 2008, with an average market capitalization of approximately $72.9 billion. Although the fund may from time to time emphasize smaller or larger capitalization companies within this range as a result of the quantitative process discussed below, the advisor anticipates that generally the fund's capitalization weightings will be similar to those of the Russell 1000 Index. The fund's investments may include common stocks of foreign issuers which are listed on a U.S. stock exchange.

In selecting common stocks, the advisor will emphasize companies that are included in the Russell 1000 Value Index. The Russell 1000 Value Index consists of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The fund is actively managed using a proprietary quantitative process which projects a stock's performance based upon a variety of factors, such as the stock's growth or value style, market capitalization, earnings volatility, earnings yield, financial leverage and currency sensitivity. This process tracks the historical performance of each of these factors against relevant economic and market variables, and then determines how each of the factors is expected to perform given today's economic conditions. The process then measures the relative sensitivity of each of the stocks in the fund's investable universe to the various factors and projects each stock's performance based on this sensitivity. Stocks are selected for purchase or sale using an optimization formula which is designed to maximize the fund's overall projected return within the constraints that have been established to limit the fund's tracking error as compared to the Russell 1000 Value Index.

The fund trades portfolio securities frequently, generally resulting in an annual portfolio turnover rate in excess of 100%.

In addition to investing in common stocks within the Russell 1000 Index, the fund may buy and sell stock index futures contracts and invest in exchange traded funds in order to reduce cash balances in the fund and increase the level of fund assets exposed to common stocks.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.

PRINCIPAL RISKS

The value of an investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Quantitative Management Risk
- Additional Expenses
- Common Stock Risk
- Foreign Security Risk
- Frequent Trading Risk
- Futures Contract Risk
- Securities Lending Risk
- Value Stock Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Large Cap Growth Opportunities Fund

OBJECTIVE

Large Cap Growth Opportunities Fund's objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies, defined as companies that have market capitalizations within the range of market capitalizations of companies constituting the Russell 1000 Index. This index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. While the market capitalizations of companies in the Russell 1000 Index ranged from approximately $24 million to $421.8 billion as of December 31, 2008, the advisor typically invests in common stocks that have market capitalizations of at least $3 billion at the time of purchase.

In selecting stocks, the fund's advisor invests in companies that it believes exhibit the potential for superior growth based on factors such as:

- above average growth in revenue and earnings.
- strong competitive position.
- strong management.
- sound financial condition.

The fund's advisor will generally sell a stock if the stock hits its price target, the company's fundamentals or competitive position significantly deteriorate, or if a better alternative exists in the marketplace.

The fund may utilize options, futures contracts, options on futures contracts, and foreign currency exchange contracts

                                     31
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
The Underlying Funds CONTINUED



("derivatives"). The fund may use these derivatives to manage market or business risk, enhance the fund's return, or hedge against adverse movements in currency exchange rates. The use of derivatives is speculative if the fund is primarily seeking to enhance return, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.

The fund may invest up to 15% of its total assets in non-dollar denominated equity securities of foreign issuers. In addition, the fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of foreign issuers and in dollar-denominated equity securities of foreign issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.

PRINCIPAL RISKS

The value of an investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Management Risk
- Common Stock Risk
- Derivative Instrument Risk
- Foreign Currency Hedging Transaction Risk
- Growth Stock Risk
- International Investing Risk
- Securities Lending Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Large Cap Select Fund

OBJECTIVE

Large Cap Select Fund's objective is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies, defined as companies that have market capitalizations within the range of market capitalizations of companies constituting the Standard & Poor's 500 Index (the "S&P 500 Index"). The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, sector representation and other factors. The index tracks the performance of the large cap U.S. equity market. While the market capitalizations of companies in the S&P 500 Index ranged from approximately $477 million to $406.1 billion as of December 31, 2008, the advisor typically invests in common stocks of companies that have market capitalizations of at least $3 billion at the time of purchase. The advisor will select companies based on a combination of both value and growth objectives, seeking companies it believes offers market opportunity.

In selecting stocks, the fund's advisor invests in companies that it believes meet at least two of the following criteria:

- attractively valued relative to other companies in the same industry or market.
- good or improving fundamentals.
- an identifiable catalyst that could increase the value of the company's stock over the next one or two years.

The fund's advisor will generally sell a stock if the stock hits its price target, the company's fundamentals or competitive position significantly deteriorate, or if a better alternative exists in the marketplace.

The fund trades portfolio securities frequently, generally resulting in an annual portfolio turnover rate in excess of 100%.

The fund may utilize options, futures contracts, options on futures contracts, and foreign currency exchange contracts ("derivatives"). The fund may use these derivatives to manage market or business risk, enhance the fund's return, or hedge against adverse movements in currency exchange rates. The use of derivatives is speculative if the fund is primarily seeking to enhance return, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.

The fund may invest up to 15% of its total assets in non-dollar denominated equity securities of foreign issuers. In addition, the fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of foreign issuers and in dollar-denominated equity securities of foreign issuers that are either listed on the U.S. stock exchange or represented by depository receipts that may or may not be sponsored by a domestic bank.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.

PRINCIPAL RISKS

The value of an investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Management Risk
- Common Stock Risk


                                     32
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
The Underlying Funds CONTINUED


- Derivative Instrument Risk
- Foreign Currency Hedging Transaction Risk
- Frequent Trading Risk
- International Investing Risk
- Securities Lending Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Large Cap Value Fund

OBJECTIVE

Large Cap Value Fund's primary objective is capital appreciation. Current income is a secondary objective of the fund.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies, defined as companies that have market capitalizations within the range of market capitalizations of companies constituting the Russell 1000 Index. This index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. While the market capitalizations of companies in the Russell 1000 Index ranged from approximately $24 million to $421.8 billion as of December 31, 2008, the advisor typically invests in common stocks that have market capitalizations of at least $3 billion at the time of purchase.

In selecting stocks, the fund's advisor invests in companies that it believes:

- are undervalued relative to other companies in the same industry or market.
- exhibit good or improving fundamentals.
- exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

The fund's advisor will generally sell a stock if the stock hits its price target, the company's fundamentals or competitive position significantly deteriorate, or if a better alternative exists in the marketplace.

The fund may utilize options, futures contracts, options on futures contracts, and foreign currency exchange contracts ("derivatives"). The fund may use these derivatives to manage market or business risk, enhance the fund's return, or hedge against adverse movements in currency exchange rates. The use of derivatives is speculative if the fund is primarily seeking to enhance return, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.

The fund may invest up to 15% of its total assets in non-dollar denominated equity securities of foreign issuers. In addition, the fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of foreign issuers and in dollar-denominated equity securities of foreign issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.

PRINCIPAL RISKS

The value of an investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Management Risk
- Common Stock Risk
- Derivative Instrument Risk
- Foreign Currency Hedging Transaction Risk
- International Investing Risk
- Securities Lending Risk
- Value Stock Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Mid Cap Growth Opportunities Fund

OBJECTIVE

Mid Cap Growth Opportunities Fund has an objective of capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell Midcap Index. This index measures the performance of the 800 smallest companies in the Russell 1000 Index (which is made up of the 1,000 largest U.S. companies based on total market capitalization). As of December 31, 2008, market capitalizations of companies in the Russell Midcap Index ranged from approximately $24 million to $14.9 billion.


                                     33
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
The Underlying Funds CONTINUED


In selecting stocks, the fund's advisor invests in companies that it believes exhibit the potential for superior growth based on factors such as:

- above average growth in revenue and earnings.
- strong competitive position.
- strong management.
- sound financial condition.

The fund's advisor will generally sell a stock if the stock hits its price target, the company's fundamentals or competitive position significantly deteriorate, or if a better alternative exists in the marketplace.

The fund may utilize options, futures contracts, options on futures contracts, and foreign currency exchange contracts ("derivatives"). The fund may use these derivatives to manage market or business risk, enhance the fund's return, or hedge against adverse movements in currency exchange rates. The use of derivatives is speculative if the fund is primarily seeking to enhance return, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors. IPOs will frequently be sold within 12 months of purchase, which may result in increased short-term capital gains.

The fund may invest up to 15% of its total assets in non-dollar denominated equity securities of foreign issuers. In addition, the fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of foreign issuers and in dollar-denominated equity securities of foreign issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.

PRINCIPAL RISKS

The value of an investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Management Risk
- Common Stock Risk
- Derivative Instrument Risk
- Foreign Currency Hedging Transaction Risk
- Growth Stock Risk
- Initial Public Offering (IPO) Risk
- International Investing Risk
- Mid-Cap Stock Risk
- Securities Lending Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Mid Cap Index Fund

OBJECTIVE

Mid Cap Index Fund's objective is to provide investment results that correspond to the performance of the Standard & Poor's MidCap 400 Composite Index (S&P 400 Index).

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the fund generally invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in the S&P 400 Index. This index is an unmanaged market-value weighted index consisting of 400 stocks chosen for market size, liquidity, sector representation and other factors that represents the mid range sector of the U.S. stock market. As of December 31, 2008, market capitalizations of companies in the S&P 400 Index ranged from approximately $87 million to $4.7 billion.

The fund's advisor believes that the fund's objective can best be achieved by investing in common stocks of approximately 90% to 100% of the issues included in the S&P 400 Index, depending on the size of the fund. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as practicable, the composition of the S&P 400 Index.

Because the fund may not always hold all of the stocks included in the S&P 400 Index, and because the fund has expenses and the index does not, the fund will not duplicate the index's performance precisely. However, the fund's advisor believes there should be a close correlation between the fund's performance and that of the S&P 400 Index in both rising and falling markets.

The fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 400 Index of at least 95%, without taking into account expenses of the fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the fund's net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 400 Index. If the fund is unable to achieve a correlation of 95% over time, the fund's board of directors will consider alternative strategies for the fund.

The fund also may invest in stock index futures contracts, options on stock indices, options on stock index futures, and index participation contracts based on the S&P 400 Index. The fund makes these investments to maintain the liquidity needed

                                     34
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
The Underlying Funds CONTINUED



to meet redemption requests, to increase the level of fund assets devoted to replicating the composition of the S&P 400 Index, and to reduce transaction costs.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.

PRINCIPAL RISKS

The value of an investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Common Stock Risk
- Derivative Instrument Risk
- Failure to Match Index Performance
- Mid-Cap Stock Risk
- Securities Lending Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Mid Cap Value Fund

OBJECTIVE

Mid Cap Value Fund has an objective of capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell Midcap Index. This index measures the performance of the 800 smallest companies in the Russell 1000 Index (which is made up of the 1,000 largest U.S. companies based on total market capitalization). As of December 31, 2008, market capitalizations of companies in the Russell Midcap Index ranged from approximately $24 million to $14.9 billion.

In selecting stocks, the fund's advisor invests in companies that it believes:

- are undervalued relative to other securities in the same industry or market.
- exhibit good or improving fundamentals.
- exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

The fund's advisor will generally sell a stock if the stock hits its price target, the company's fundamentals or competitive position significantly deteriorate, or if a better alternative exists in the marketplace.

The fund may utilize options, futures contracts, options on futures contracts, and foreign currency exchange contracts ("derivatives"). The fund may use these derivatives to manage market or business risk, enhance the fund's return, or hedge against adverse movements in currency exchange rates. The use of derivatives is speculative if the fund is primarily seeking to enhance return, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.

The fund may invest up to 15% of its total assets in non-dollar denominated equity securities of foreign issuers. In addition, the fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of foreign issuers and in dollar-denominated equity securities of foreign issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.

PRINCIPAL RISKS

The value of an investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Management Risk
- Common Stock Risk
- Derivative Instrument Risk
- Foreign Currency Hedging Transaction Risk
- International Investing Risk
- Mid-Cap Stock Risk
- Securities Lending Risk
- Value Stock Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Small-Mid Cap Core Fund

IMPORTANT NOTICE REGARDING CHANGES IN INVESTMENT POLICY AND FUND NAME

The board of directors of First American Small-Mid Cap Core Fund has approved a change in the investment strategies of the fund to provide that the fund will invest primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in common stocks of mid-capitalization companies. Mid-capitalization companies are defined for this purpose as companies that have market capitalizations within the range of market capitalizations of companies constituting the Russell Midcap Index. As of December 31, 2008, market capitalizations of companies in the Russell Midcap Index ranged

                                     35
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
The Underlying Funds CONTINUED



from approximately $24 million to $14.9 billion. In addition, the fund's board of directors has approved a change in the fund's name to First American Mid Cap Select Fund. These changes are expected to become effective on May 4, 2009.

OBJECTIVE

Small-Mid Cap Core Fund has an objective of long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in common stocks of small- and mid-capitalization companies, defined by the advisor for this purpose as companies that have market capitalizations within the range of market capitalizations of companies constituting the Russell 2500 Index. This index measures the performance of the 2,500 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). The market capitalizations of companies in the Russell 2500 Index ranged from approximately $7 million to $6.9 billion as of December 31, 2008.

The fund's advisor selects stocks and determines their weighting in the portfolio based on input from the advisor's quantitative research group, its research analysts and other First American Fund portfolio managers. For each stock, the advisor takes into account:

- The rating received by the stock using one of a number of proprietary quantitative sector models developed by the advisor. Each sector model incorporates those factors that, based on back testing, have been most effective in predicting performance in that particular sector.
- The rating given to the stock by the research analyst, based on factors such as the company's business fundamentals, its valuation, and the presence or absence of a catalyst that could increase the value of the company's stock.
- The underweighted or overweighted position of the stock in other First American Funds.

The fund's advisor will generally sell a stock if the stock hits its price target, the company's fundamentals or competitive position significantly deteriorate, or if a better alternative exists in the marketplace.

The fund trades portfolio securities frequently, generally resulting in an annual portfolio turnover rate in excess of 100%.

The fund may utilize options, futures contracts, options on futures contracts, and foreign currency exchange contracts ("derivatives"). The fund may use these derivatives to manage market or business risk, enhance the fund's return, or hedge against adverse movements in currency exchange rates. The use of derivatives is speculative if the fund is primarily seeking to enhance return, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.

When the advisor believes that companies' initial public offerings (IPOs) will generally outperform the overall equity market, the fund may frequently invest in companies at the time of their IPO. By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have. IPOs will frequently be sold within 12 months of purchase, which may result in increased short-term capital gains.

The fund may invest up to 15% of its total assets in non-dollar denominated equity securities of foreign issuers. In addition, the fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of foreign issuers and in dollar-denominated equity securities of foreign issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.

PRINCIPAL RISKS

The value of an investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Management Risk
- Common Stock Risk
- Derivative Instrument Risk
- Foreign Currency Hedging Transaction Risk
- Frequent Trading Risk
- Initial Public Offering (IPO) Risk
- International Investing Risk
- Mid-Cap Stock Risk
- Securities Lending Risk
- Small-Cap Stock Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Small Cap Growth Opportunities Fund

OBJECTIVE

Small Cap Growth Opportunities Fund has an objective of growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of

                                     36
                  PROSPECTUS - First American Asset Allocation Funds

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Additional Information
The Underlying Funds CONTINUED



market capitalizations of companies constituting the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). As of December 31, 2008, market capitalizations of companies in the Russell 2000 Index ranged from approximately $7 million to $3.3 billion.

In selecting stocks, the fund's advisor invests in companies that it believes exhibit the potential for superior growth based on factors such as:

- above average growth in revenue and earnings.
- strong competitive position.
- strong management.
- sound financial condition.

The fund's advisor will generally sell a stock if the stock hits its price target, the company's fundamentals or competitive position significantly deteriorate, or if a better alternative exists in the marketplace.

The fund trades portfolio securities frequently, generally resulting in an annual portfolio turnover rate in excess of 100%.

The fund may utilize options, futures contracts, options on futures contracts, and foreign currency exchange contracts ("derivatives"). The fund may use these derivatives to manage market or business risk, enhance the fund's return, or hedge against adverse movements in currency exchange rates. The use of derivatives is speculative if the fund is primarily seeking to enhance return, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have. IPOs will frequently be sold within 12 months of purchase, which may result in increased short-term capital gains.

The fund may invest up to 15% of its total assets in non-dollar denominated equity securities of foreign issuers. In addition, the fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of foreign issuers and in dollar-denominated equity securities of foreign issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.


PRINCIPAL RISKS

The value of an investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Management Risk
- Common Stock Risk
- Derivative Instrument Risk
- Foreign Currency Hedging Transaction Risk
- Frequent Trading Risk
- Growth Stock Risk
- Initial Public Offering (IPO) Risk
- International Investing Risk
- Securities Lending Risk
- Small-Cap Stock Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Small Cap Index Fund

OBJECTIVE

Small Cap Index Fund's objective is to provide investment results that correspond to the performance of the Russell 2000 Index.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the fund generally invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization.) As of December 31, 2008, market capitalizations of companies in the Russell 2000 Index ranged from approximately $7 million to $3.3 billion.

The fund's advisor believes that the fund's objective can best be achieved by investing in common stocks of at least 90% of the issues included in the Russell 2000 Index, depending on the size of the fund. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as practicable, the composition of the Russell 2000 Index.

Because the fund may not always hold all of the stocks included in the Russell 2000 Index, and because the fund has expenses and the index does not, the fund will not duplicate the index's performance precisely. However, the fund's advisor believes there should be a close correlation between the fund's performance and that of the Russell 2000 Index in both rising and falling markets.

The fund will attempt to achieve a correlation between the performance of its portfolio and that of the Russell 2000 Index

                                     37
                  PROSPECTUS - First American Asset Allocation Funds

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Additional Information
The Underlying Funds CONTINUED



of at least 95%, without taking into account expenses of the fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the fund's net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the Russell 2000 Index. If the fund is unable to achieve a correlation of 95% over time, the fund's board of directors will consider alternative strategies for the fund.

The fund also may invest in stock index futures contracts, options on stock indices, options on stock index futures, exchange traded index funds, and index participation contracts based on the Russell 2000 Index. The fund makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of fund assets devoted to replicating the composition of the Russell 2000 Index, and to reduce transaction costs.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.

PRINCIPAL RISKS

The value of an investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Common Stock Risk
- Derivative Instrument Risk
- Failure to Match Index Performance
- Securities Lending Risk
- Small-Cap Stock Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Small Cap Select Fund

OBJECTIVE

Small Cap Select Fund has an objective of capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). As of December 31, 2008, market capitalizations of companies in the Russell 2000 Index ranged from approximately $7 million to $3.3 billion.

In selecting stocks, the fund's advisor invests in companies that it believes meet one or more of the following criteria:

- attractively valued relative to other companies in the same industry or market.
- strong or improving cash flows, revenue and earnings growth, or other fundamentals.
- strong competitive position.
- strong management teams.
- an identifiable catalyst that could increase the value of the company's stock over the next one or two years.

The fund's advisor will generally sell a stock if the stock hits its price target, the company's fundamentals or competitive position significantly deteriorate, or if a better alternative exists in the marketplace.

The fund may utilize options, futures contracts, options on futures contracts, and foreign currency exchange contracts ("derivatives"). The fund may use these derivatives to manage market or business risk, enhance the fund's return, or hedge against adverse movements in currency exchange rates. The use of derivatives is speculative if the fund is primarily seeking to enhance return, rather than offset the risk, of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have. IPOs will frequently be sold within 12 months of purchase, which may result in increased short-term capital gains.

The fund may invest up to 15% of its total assets in non-dollar denominated equity securities of foreign issuers. In addition, the fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of foreign issuers and in dollar-denominated equity securities of foreign issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.

PRINCIPAL RISKS

The value of an investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Management Risk
- Common Stock Risk
- Derivative Instrument Risk
- Foreign Currency Hedging Transaction Risk


                                     38
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
The Underlying Funds CONTINUED


- Initial Public Offering (IPO) Risk
- International Investing Risk
- Securities Lending Risk
- Small-Cap Stock Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Small Cap Value Fund

OBJECTIVE

Small Cap Value Fund has an objective of capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). As of December 31, 2008, market capitalizations of companies in the Russell 2000 Index ranged from approximately $7 million to $3.3 billion.

In selecting stocks, the fund's advisor invests in companies that it believes meet at least two of the following criteria:

- undervalued relative to other securities in the same industry or market.
- good or improving fundamentals.
- an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

The fund's advisor will generally sell a stock if the stock hits its price target, the company's fundamentals or competitive position significantly deteriorate, or if a better alternative exists in the marketplace.

The fund may utilize options, futures contracts, options on futures contracts, and foreign currency exchange contracts ("derivatives"). The fund may use these derivatives to manage market or business risk, enhance the fund's return, or hedge against adverse movements in currency exchange rates. The use of derivatives is speculative if the fund is primarily seeking to enhance return, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.

The fund may invest up to 15% of its total assets in non-dollar denominated equity securities of foreign issuers. In addition, the fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of foreign issuers and in dollar-denominated equity securities of foreign issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.

PRINCIPAL RISKS

The value of an investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Management Risk
- Common Stock Risk
- Derivative Instrument Risk
- Foreign Currency Hedging Transaction Risk
- International Investing Risk
- Securities Lending Risk
- Small-Cap Stock Risk
- Value Stock Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Real Estate Securities Fund

OBJECTIVE

Real Estate Securities Fund's objective is to provide above average current income and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in income-producing common stocks of publicly traded companies engaged in the real estate industry. These companies derive at least 50% of their revenues or profits from the ownership, construction, management, financing or sale of real estate, or have at least 50% of the fair market value of their assets invested in real estate. The fund's advisor will select companies that it believes exhibit strong management teams, a strong competitive position, above average growth in revenues and a sound balance sheet. The advisor will generally sell a stock if the stock hits its price target, the company's fundamentals or competitive position significantly deteriorate, or if a better alternative exists in the marketplace. The fund trades portfolio securities frequently, generally resulting in an annual portfolio turnover rate in excess of 100%.

A majority of the fund's total assets will be invested in real estate investment trusts (REITs). REITs are publicly traded corporations or trusts that invest in residential or commercial

                                     39
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
The Underlying Funds CONTINUED



real estate. REITs generally can be divided into the following three types:

- equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation.
- mortgage REITs, which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments.
- hybrid REITs, which combine the characteristics of equity REITs and mortgage REITs.

The fund expects to emphasize investments in equity REITs, although it may invest in all three kinds of REITs.

The fund may utilize options, futures contracts, options on futures contracts, and forward foreign currency exchange contracts ("derivatives"). The fund may use these derivatives to manage market or business risk, enhance the fund's return, or hedge against adverse movements in currency exchange rates. The use of derivatives is speculative if the fund is primarily seeking to enhance return, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.

The fund may invest up to 15% of its total assets in non-dollar denominated equity securities of foreign issuers. In addition, the fund may invest up to 25% of its assets collectively, in non-dollar denominated equity securities of foreign issuers and in dollar-denominated equity securities of foreign issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.

PRINCIPAL RISKS

The value of an investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Management Risk
- Common Stock Risk
- Derivative Instrument Risk
- Foreign Currency Hedging Transaction Risk
- Frequent Trading Risk
- International Investing Risk
- Non-Diversification Risk
- Real Estate Investment Trust Risk
- Real Estate Sector Risk
- Securities Lending Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Global Infrastructure Fund

OBJECTIVE

Global Infrastructure Fund's objective is long-term growth of capital and income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities issued by U.S. and non-U.S. infrastructure-related companies. Infrastructure-related companies are defined as companies that derive at least 50% of their revenues or profits from the ownership, development, construction, financing or operation of infrastructure assets, or have at least 50% of the fair market value of their assets invested in infrastructure assets. Infrastructure assets are the physical structures and networks upon which the operation, growth and development of a community depends, which includes water, sewer, and energy utilities; transportation and communication networks; health care facilities, government accommodations, and other public service facilities; and shipping, timber, steel, alternative energy, and other resources and services necessary for the construction and maintenance of these physical structures and networks. Equity securities in which the fund invests include common and preferred stocks, publicly-traded units of master limited partnerships (MLPs), real estate investment trusts (REITs), and exchange-traded funds and other investment companies. The fund may invest in companies of any size.

In selecting securities, the fund's advisor invests in companies that it believes meet one or more of the following criteria:

- attractively valued relative to other companies in the same industry or market.
- strong fundamentals, including consistent cash flows or growth and a sound balance sheet.
- strong management teams.
- long-term contracts to provide infrastructure-based services.
- an identifiable catalyst that could increase the value of the company's stock over the next one or two years.

The fund's advisor generally will sell a security if any of the following has occurred:

- the security has hit its price target and the company is no longer attractively valued relative to other companies.
- the company's fundamentals have significantly deteriorated.
- there has been a significant change in the management team.
- a catalyst that could decrease the value of the stock has been identified, or a previously existing positive catalyst has disappeared.
- a better alternative exists in the marketplace.


                                     40
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
The Underlying Funds CONTINUED


The fund trades portfolio securities frequently, generally resulting in an annual portfolio turnover rate well in excess of 100%.

The fund's investments include infrastructure-related securities that trade in markets other than the United States. These securities are generally issued by companies:

- that have their legal residence in countries other than the United States and the securities of which are principally traded in such countries, or
- that derive at least 50% of either their revenues or their pre-tax income from activities outside of the United States.

The fund diversifies its investments among a number of different countries throughout the world.

Up to 25% of the fund's total assets may be invested in equity securities of emerging market issuers. A country is considered to be an "emerging market" if it is defined as such by Morgan Stanley Capital International Inc.

The fund may utilize put and call options on securities, stock indices, and/or foreign currencies; stock index, interest rate and currency futures contracts; options on futures contracts; and forward foreign currency exchange contracts ("derivatives"). The fund may use these derivatives to manage market or business risk, enhance the fund's return, or hedge against adverse movements in currency exchange rates. The use of derivatives is speculative if the fund is primarily seeking to enhance return, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.

PRINCIPAL RISKS

The value of an investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Management Risk
- Additional Expenses
- Common Stock Risk
- Derivative Instrument Risk
- Emerging Markets Risk
- Foreign Currency Hedging Transaction Risk
- Frequent Trading Risk
- Infrastructure Sector Risk
- International Investing Risk
- Master Limited Partnership (MLP) Risk
- Mid-Cap Stock Risk
- Real Estate Investment Trust (REIT) Risk
- Small-Cap Stock Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

International Fund

OBJECTIVE

International Fund has an objective of long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities that trade in markets other than the United States. These securities generally are issued by companies:

- that are domiciled in countries other than the United States, or
- that derive at least 50% of either their revenues or their pre-tax income from activities outside of the United States.

Normally, the fund will invest in securities traded in at least three foreign countries.

The fund employs a "multi-style, multi-manager" approach whereby the fund's advisor allocates portions of the fund's assets to different sub-advisors who employ distinct investment styles. Any assets not allocated to a sub-advisor are managed by the advisor. The fund uses the following principal investment styles, which are intended to complement one another:

- Growth Style emphasizes investments in the equity securities of companies with superior growth characteristics, including superior profitability, secular growth, sustainable competitive advantage, and strong capital structure.
- Value Style emphasizes investments in equity securities of companies trading below intrinsic valuations with stable returns and companies trading at steep discounts to intrinsic valuations with catalysts for an improvement in returns.

When determining how to allocate the fund's assets between sub-advisors, the fund's advisor considers a variety of factors. These factors include a sub-advisor's investment style and performance record, as well as the characteristics of the sub-advisor's typical portfolio investments. These characteristics may include capitalization size, growth and profitability measures, valuation measures, economic sector weightings, and earnings and price volatility statistics. The allocations between the sub-advisors will vary over time according to prospective returns and risks associated with the various investment styles.

Up to 15% of the fund's total assets may be invested in equity securities of emerging markets issuers. A country is considered to be an "emerging market" if it is defined as such by Morgan Stanley Capital International Inc.

Equity securities in which the fund invests include common and preferred stock. In addition, the fund may invest in sponsored and unsponsored American Depositary Receipts, European Depositary Receipts, and Global Depositary Receipts. The fund

                                     41
                  PROSPECTUS - First American Asset Allocation Funds

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Additional Information
The Underlying Funds CONTINUED



may also invest in exchange-traded funds and other investment companies ("investment companies").

In order to hedge against adverse movements in currency exchange rates, the fund may enter into forward foreign currency exchange contracts. In addition, the fund may utilize options, futures contracts, and options on futures contracts (together with forward foreign currency exchange contracts, "derivatives") in an attempt to manage market or business risk or enhance the fund's return. The use of derivatives is speculative if the fund is primarily seeking to enhance return, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.

The advisor manages the portion of the fund's assets not allocated to a sub-advisor. A portion of these assets are used to facilitate cash flows to and from the sub-advisors, meet redemption requests, and pay fund expenses. The advisor may also utilize these assets to increase the fund's exposure to certain companies, industry sectors, countries, regions, or investment styles, and for such other reasons as it deems advisable. The advisor may invest these assets in derivatives and investment companies, as described above, and money market instruments and other short-term securities, including money market funds advised by the advisor. In addition, the advisor may invest up to 10% of the fund's total assets in equity securities issued by other U.S. and non-U.S. companies.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.

PRINCIPAL RISKS

The value of an investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Management Risk
- Additional Expenses
- Common Stock Risk
- Derivative Instrument Risk
- Emerging Markets Risk
- Foreign Currency Hedging Transaction Risk
- International Investing Risk
- Mid-Cap Stock Risk
- Multi-Manager Risk
- Securities Lending Risk
- Small-Cap Stock Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

International Select Fund

OBJECTIVE

International Select Fund's objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests primarily in equity securities that trade in markets other than the United States. These securities are generally issued by companies:

- that have their legal residence in countries other than the United States and the securities of which are principally traded in such countries, or
- that derive at least 50% of either their revenues or their pre-tax income from activities outside of the United States.

The fund diversifies its investments among a number of different countries throughout the world and may invest in companies of any size.

The fund employs a "multi-style, multi-manager" approach whereby the fund's advisor allocates portions of the fund's assets to different sub-advisors who employ distinct investment styles. Any assets not allocated to a sub-advisor are managed by the advisor. The fund uses the following principal investment styles, which are intended to complement one another:

- Growth Style emphasizes investments in equity securities of companies with superior growth characteristics, including superior profitability, secular growth, sustainable competitive advantage, and strong capital structure.
- Value Style emphasizes investments in equity securities of companies trading below intrinsic valuations with stable returns and companies trading at steep discounts to intrinsic valuations with catalysts for an improvement in returns.
- Emerging Markets Style emphasizes investments in equity securities of companies whose principal activities are located in emerging market countries that are believed to be undervalued based on their earnings, cash flow or asset values. A country is considered to be an "emerging market" if it is defined as such by Morgan Stanley Capital International, Inc.

When determining how to allocate the fund's assets among sub-advisors, the fund's advisor considers a variety of factors. These factors include a sub-advisor's investment style and performance record, as well as the characteristics of the sub-advisor's typical portfolio investments. These characteristics may include capitalization size, growth and profitability measures, valuation measures, economic sector weightings, and earnings and price volatility statistics. The allocations among the sub-advisors will vary over time according to prospective returns and risks associated with the various investment styles.

Equity securities in which the fund invests include common and preferred stock. In addition, the fund may invest in sponsored and unsponsored American Depositary Receipts, European Depositary Receipts, and Global Depositary Receipts. The fund

                                     42
                  PROSPECTUS - First American Asset Allocation Funds

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The Underlying Funds CONTINUED



may also invest in exchange-traded funds and other investment companies ("investment companies").

In order to hedge against adverse movements in currency exchange rates, the fund may enter into forward foreign currency exchange contracts. In addition, the fund may utilize options, futures contracts, and options on futures contracts (together with forward foreign currency exchange contracts, "derivatives") in an attempt to manage market or business risk or enhance the fund's returns. The use of derivatives is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.

The advisor manages the portion of the fund's assets not allocated to a sub-advisor. A portion of these assets are used to facilitate cash flows to and from the sub-advisors, meet redemption requests, and pay fund expenses. The advisor may also utilize these assets to increase the fund's exposure to certain companies, industry sectors, countries, regions, or investment styles, and for such other reasons as it deems advisable. The advisor may invest these assets in derivatives and investment companies, as described above, and money market instruments and other short-term securities, including money market funds advised by the advisor. In addition, the advisor may invest up to 10% of the fund's total assets in equity securities issued by other U.S. and non-U.S. companies.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.

PRINCIPAL RISKS

The value of an investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Management Risk
- Additional Expenses
- Common Stock Risk
- Derivative Instrument Risk
- Emerging Markets Risk
- Foreign Currency Hedging Transaction Risk
- International Investing Risk
- Mid-Cap Stock Risk
- Multi-Manager Risk
- Securities Lending Risk
- Small-Cap Stock Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Core Bond Fund
OBJECTIVE

Core Bond Fund's objective is to provide investors with high current income consistent with limited risk to capital.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in debt securities, such as:

- U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities.
- residential and commercial mortgage-backed securities.
- asset-backed securities.
- corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations.

Up to 10% of the fund's total assets may be invested collectively in the following categories of debt securities:

- securities rated lower than investment grade or unrated securities of comparable quality as determined by the fund's advisor (securities commonly referred to as "high yield" or "junk bonds"). The fund will not invest in securities rated lower than CCC at the time of purchase or in unrated securities of equivalent quality.
- non-dollar denominated debt obligations of foreign corporations and governments.
- debt obligations issued by governmental and corporate issuers that are located in emerging market countries. A country is considered to have an "emerging market" if it has a relatively low gross national product per capita compared to the world's major economies, and the potential for rapid economic growth, provided that no issuer included in the fund's current benchmark index will be considered to be located in an emerging market country.

The fund may invest up to 25% of its total assets in U.S. dollar denominated debt obligations of foreign corporations and governments that are not located in emerging market countries.

Fund managers select securities using a "top-down" approach, which begins with the formulation of their general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, fund managers select individual securities within these sectors or industries.

The fund invests primarily in debt securities rated investment grade at the time of purchase by a nationally recognized statistical rating organization or in unrated securities of comparable quality. As noted above, however, up to 10% of the fund's total assets may be invested in securities that are rated lower than investment grade at the time of purchase or that are unrated and of comparable quality. Quality determinations regarding unrated securities will be made by the fund's advisor.

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The Underlying Funds CONTINUED



If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the fund is not required to sell the security, but may consider doing so. At least 65% of the fund's debt securities must be either U.S. government securities or securities that are rated A or better or are unrated and of comparable quality. Unrated securities will not exceed 25% of the fund's total assets.

Under normal market conditions the fund attempts to maintain a weighted average effective maturity for its portfolio securities of 15 years or less and an average effective duration of three to eight years. The fund's weighted average effective maturity and average effective duration are measures of how the fund may react to interest rate changes.

To generate additional income, the fund may invest up to 25% of total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.

The fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps and floors; foreign currency contracts; options on foreign currencies; interest rate, total return and credit default swap agreements; and options on the foregoing types of swap agreements. The fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter ("OTC") market. The fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the fund's portfolio or for speculative purposes in an effort to increase the fund's yield or to enhance returns. The fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. When the fund invests in derivatives for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. The fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

PRINCIPAL RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Management Risk
- Call Risk
- Credit Risk
- Derivative Instrument Risk
- Dollar Roll Transaction Risk
- Emerging Markets Risk
- Foreign Security Risk
- High-Yield Securities Risk
- Income Risk
- Interest Rate Risk
- International Investing Risk
- Liquidity Risk
- Mortgage- and Asset-Backed Securities Risk
- Securities Lending Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

High Income Bond Fund

OBJECTIVE

High Income Bond Fund's objective is to provide investors with a high level of current income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the fund will invest primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in debt securities rated lower than investment grade at the time of purchase or in unrated securities of comparable quality (securities commonly referred to as "high-yield" securities or "junk bonds"). These securities generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High-yield bond issuers include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. Fund managers employ a bottom up approach to investing. They devote more resources to evaluating individual securities rather than assessing macro-economic trends. Securities are selected using fundamental credit research to identify relative value in the market. Positions are sold in anticipation of credit deterioration or when a security is priced expensively relative to other comparable investments.

There is no minimum rating requirement and no limitation on the average maturity or average effective duration of securities held by the fund.

The fund may invest up to 25% of its total assets in dollar denominated debt obligations of foreign corporations and governments. Up to 20% of the fund's total assets may be invested in debt obligations issued by governmental and corporate issuers that are located in emerging market countries. A country is considered to have an "emerging market" if it has

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                  PROSPECTUS - First American Asset Allocation Funds

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Additional Information
The Underlying Funds CONTINUED



a relatively low gross national product per capital compared to the world's major economies, and the potential for rapid economic growth, provided that no issuer included in the fund's current benchmark index will be considered to be located in an emerging market country.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.

The fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps and floors; interest rate, total return and credit default swap agreements; and options on the foregoing types of swap agreements. The fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter ("OTC") market. The fund may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the fund's portfolio or for speculative purposes in an effort to increase the fund's yield or to enhance returns. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater that the derivative's cost. The fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

PRINCIPAL RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Management Risk
- Call Risk
- Credit Risk
- Derivative Instrument Risk
- Emerging Markets Risk
- Foreign Security Risk
- High-Yield Securities Risk
- Income Risk
- Interest Rate Risk
- Liquidity Risk
- Securities Lending Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Inflation Protected Securities Fund

OBJECTIVE

Inflation Protected Securities Fund seeks to provide investors with total return while providing protection against inflation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the fund will invest primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in inflation protected debt securities. These securities will be issued by the U.S. and non-U.S. governments, their agencies and instrumentalities, and domestic and foreign corporations. The fund's investments in U.S. Government inflation protected securities will include U.S. Treasury inflation-protection securities as well as inflation protected securities issued by agencies and instrumentalities of the U.S. Government. Securities issued by the U.S. Treasury are backed by the full faith and credit of the U.S. Government. Some securities issued by agencies and instrumentalities of the U.S. Government are supported only by the credit of the issuing agency or instrumentality.

Inflation protected debt securities are designed to provide protection against the negative effects of inflation. Unlike traditional debt securities, which pay regular fixed interest payments on a fixed principal amount, interest payments on inflation protected debt securities will vary with the rate of inflation. The U.S. Treasury uses the Consumer Price Index for Urban Consumers (CPI-U) as the inflation measure. Inflation protected bonds issued by foreign governments and corporations are generally linked to a non-U.S. inflation rate.

Inflation protected debt securities have two common structures. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. If the index measuring the rate of inflation rises, the principal value of the security will increase. Because interest payments will be calculated with respect to a larger principal amount, interest payments also will increase. Conversely, if the index measuring the rate of inflation falls, the principal value of the security will fall and interest payments will decrease. Other issuers adjust the interest rates payable on the security according to the rate of inflation, but the principal amount remains the same.

In the event of sustained deflation, the U.S. Treasury has guaranteed that it will repay at maturity at least the original face value of the inflation protected securities that it issues. Other inflation protected debt securities that accrue inflation into their principal value may or may not provide a similar guarantee. For securities that do not provide such a guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal value.


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The Underlying Funds CONTINUED


Up to 20% of the Fund's assets may be invested in holdings that are not inflation protected. These holdings may include the following:

- domestic and foreign corporate debt obligations.
- securities issued or guaranteed by the U.S. government or its agencies and instrumentalities.
- debt obligations of foreign governments.
- residential and commercial mortgage-backed securities.
- asset-backed securities.
- derivative instruments, as discussed below.

When selecting securities for the fund, the portfolio managers use a "top-down" approach, looking first at general economic factors and market conditions. The managers then select securities that they believe have strong relative value based on an analysis of a security's characteristics (such as principal value, coupon rate, maturity, duration and yield) in light of these general economic factors and market conditions. The managers will sell securities if the securities no longer meet these criteria, if other investments appear to be a better relative value, to manage the duration of the fund, or to meet redemption requests.

The fund invests primarily in securities rated investment grade at the time of purchase by a nationally recognized statistical rating organization or in unrated securities of comparable quality. However, up to 10% of the fund's net assets may be invested in securities that are rated lower than investment grade at the time of purchase or that are unrated and of comparable quality (securities commonly referred to as "high-yield" securities or "junk bonds"). The fund will not invest in securities rated lower than B at the time of purchase or in unrated securities of equivalent quality. Quality determinations regarding unrated securities will be made by the fund's advisor.

The fund may invest up to 20% of its net assets in non-dollar denominated securities, and may invest without limitation in U.S. dollar denominated securities of foreign corporations and governments.

The fund may invest in debt securities of any maturity, but expects to maintain, under normal market conditions, a weighted average effective maturity of between 8 and 15 years and an average effective duration of between 4 and 10 years. The fund's weighted average effective maturity and average effective duration are measures of how the fund may react to interest rate changes.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.

The fund may utilize the following derivatives: options; futures contracts; options on futures contracts; foreign currency contracts; options on foreign currencies; interest rate caps and floors; index- and other asset-linked notes; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The fund may also invest in commodity-linked derivative instruments, including swap agreements on commodity indexes or specific commodities; commodity options, futures and options on futures; and commodity-linked notes. The fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter ("OTC") market. The fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the fund's portfolio or for speculative purposes in an effort to increase the fund's yield or to enhance returns. The fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater that the derivative's cost. The fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

PRINCIPAL RISKS

The price and yield of this fund will change daily due to changes in interest rates, inflation and other factors, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Management Risk
- Call Risk
- Credit Risk
- Derivative Instrument Risk
- Foreign Security Risk
- High-Yield Securities Risk
- Income Risk
- Indexing Methodology Risk
- Interest Rate Risk
- International Investing Risk
- Liquidity Risk
- Mortgage- and Asset-Backed Securities Risk
- Securities Lending Risk
- Tax Consequences of Inflation Adjustments

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Intermediate Government Bond Fund

OBJECTIVE

Intermediate Government Bond Fund's objective is to provide investors with current income that is exempt from state income tax, to the extent consistent with the preservation of capital.


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The Underlying Funds CONTINUED


PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the fund invests substantially all of its assets in U.S. government securities that pay interest that is generally exempt from state income tax. U.S. government securities are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. U.S. government securities that pay interest exempt from state income tax include U.S. Treasury obligations and obligations issued by certain U.S. government agencies or instrumentalities, including, but not limited to, the following:

- Federal Farm Credit Banks.
- Federal Home Loan Banks System.
- Tennessee Valley Authority.

Securities issued by the U.S. Treasury are backed by the full faith and credit of the U.S. Government. Some securities issued by agencies and instrumentalities of the U.S. Government are supported only by the credit of the issuing agency or instrumentality.

In selecting securities for the fund, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio diversification.

Under normal market conditions, the fund attempts to maintain a weighted average effective maturity between 3 and 10 years and an effective duration between 2.5 and 7 years. The fund's weighted average effective maturity and effective duration are measures of how the fund may react to interest rate changes.

PRINCIPAL RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The principal risks of investing in this fund include:

- Active Management Risk
- Call Risk
- Credit Risk
- Income Risk
- Interest Rate Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Intermediate Term Bond Fund

OBJECTIVE

Intermediate Term Bond Fund's objective is to provide investors with current income to the extent consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in debt securities, such as:

- U.S. government securities, (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities.
- residential and commercial mortgage-backed securities.
- asset-backed securities.
- corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations.

Debt securities in the fund will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. At least 65% of the fund's debt securities must be either U.S. government securities or securities that are rated A or better or are unrated and of comparable quality as determined by the fund's advisor. Unrated securities will not exceed 25% of the fund's total assets.

Fund managers select securities using a "top-down" approach, which begins with the formulation of their general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, fund managers select individual securities within these sectors or industries.

The fund may invest up to 25% of its total assets in dollar denominated debt obligations of foreign corporations and governments.

Under normal market conditions the fund attempts to maintain a weighted average effective maturity for its portfolio securities of 3 to 10 years and an average effective duration of 2 to 6 years. The fund's weighted average effective maturity and effective duration are measures of how the fund may react to interest rate changes.

To generate additional income, the fund may invest up to 25% of its total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.

The fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps and floors; interest rate, total return and credit default swap agreements; and options on the foregoing types of swap agreements. The fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter ("OTC")

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                  PROSPECTUS - First American Asset Allocation Funds

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Additional Information
The Underlying Funds CONTINUED



market. The fund may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the fund's portfolio or for speculative purposes in an effort to increase the fund's yield or to enhance returns. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. The fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

PRINCIPAL RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The principal risks of investing in this fund include:

- Active Management Risk
- Call Risk
- Credit Risk
- Derivative Instrument Risk
- Dollar Roll Transaction Risk
- Foreign Security Risk
- Income Risk
- Interest Rate Risk
- Mortgage- and Asset-Backed Securities Risk
- Securities Lending Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Short Term Bond Fund

OBJECTIVE

Short Term Bond Fund's objective is to provide investors with current income while maintaining a high degree of principal stability.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in debt securities, such as:

- residential and commercial mortgage-backed securities.
- asset-backed securities.
- corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations.
- U.S. government securities, which are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.
- commercial paper.

Up to 10% of the fund's total assets may be invested collectively in the following categories of debt securities:

- securities rated lower than investment grade or unrated securities of comparable quality as determined by the fund's advisor (securities commonly referred to as "high yield" or "junk bonds"). The fund will not invest in securities rated lower than CCC at the time of purchase or in unrated securities of equivalent quality.
- non-dollar denominated debt obligations of foreign corporations and governments.
- debt obligations issued by governmental and corporate issuers that are located in emerging market countries. A country is considered to have an "emerging market" if it has a relatively low gross national product per capita compared to the world's major economies, and the potential for rapid economic growth, provided that no issuer included in the fund's current benchmark index will be considered to be located in an emerging market country.

The fund may invest up to 25% of its total assets in U.S. dollar denominated debt obligations of foreign corporations and governments that are not located in emerging market countries.

Fund managers select securities using a "top-down" approach which begins with the formulation of their general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, fund managers select individual securities within these sectors or industries.

The fund invests primarily in debt securities rated investment grade at the time of purchase by a nationally recognized statistical rating organization or in unrated securities of comparable quality. As noted above, however, up to 10% of the fund's total assets may be invested in securities that are rated lower than investment grade at the time of purchase or that are unrated and of comparable quality. Quality determinations regarding unrated securities will be made by the fund's advisor. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the fund is not required to sell the security, but may consider doing so. At least 65% of the fund's debt securities must be either U.S. government securities or securities that are rated A or better or are unrated and of comparable quality. Unrated securities will not exceed 25% of the fund's total assets.

Under normal market conditions the fund attempts to maintain a weighted average effective maturity and an average effective duration for its portfolio securities of one to three years. The fund's weighted average effective maturity and effective duration are measures of how the fund may react to interest rate changes.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.

The fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps and floors; foreign currency contracts; options on foreign currencies;

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The Underlying Funds CONTINUED



interest rate, total return and credit default swap agreements; and options on the foregoing types of swap agreements. The fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter ("OTC") market. The fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the fund's portfolio or for speculative purposes in an effort to increase the fund's yield or to enhance returns. The fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. When the fund invests in derivatives for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. The fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

PRINCIPAL RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Management Risk
- Call Risk
- Credit Risk
- Derivative Instrument Risk
- Emerging Markets Risk
- Foreign Security Risk
- High-Yield Securities Risk
- Income Risk
- Interest Rate Risk
- International Investing Risk
- Liquidity Risk
- Mortgage- and Asset-Backed Securities Risk
- Securities Lending Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Total Return Bond Fund

OBJECTIVE

Total Return Bond Fund's objective is to provide investors with a high level of current income consistent with prudent risk to capital. While the fund may realize some capital appreciation, the fund primarily seeks to achieve total return through preserving capital and generating income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the fund will invest primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in the following types of debt securities:

- U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).
- residential and commercial mortgage-backed securities.
- asset-backed securities.
- domestic and foreign corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations.
- debt obligations of foreign governments.

Up to 30% of the fund's total assets may be invested collectively in the following categories of debt securities, provided that the fund will not invest more than 20% of its total assets in any single category:

- securities rated lower than investment grade or unrated securities of comparable quality as determined by the fund's advisor (securities commonly referred to as "high-yield" or "junk bonds"). The fund will not invest in securities rated lower than CCC at the time of purchase or in unrated securities of equivalent quality.
- non-dollar denominated debt obligations of foreign corporations and governments. (The fund may invest without limitation in U.S. dollar denominated securities of foreign issuers that are not located in emerging market countries.)
- debt obligations issued by governmental and corporate issuers that are located in emerging market countries. A country is considered to have an "emerging market" if it has a relatively low gross national product per capita compared to the world's major economies, and the potential for rapid economic growth, provided that no issuer included in the fund's current benchmark index will be considered to be located in an emerging market country.

Fund managers make buy, sell, and hold decisions using a "top-down" approach, which begins with the formulation of their general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, fund managers select individual securities within these sectors or industries. Fund managers also analyze expected changes to the yield curve under multiple market conditions to help define maturity and duration selection.

The fund invests primarily in securities rated investment grade at the time of purchase by a nationally recognized statistical rating organization or in unrated securities of comparable quality. As noted above, however, up to 20% of the fund's total assets may be invested in securities that are rated lower than investment grade at the time of purchase or that are unrated and of comparable quality. Quality determinations regarding unrated securities will be made by the fund's advisor. Unrated securities will not exceed 25% of the fund's total assets.


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To generate additional income, the fund may invest up to 25% of its total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

Under normal market conditions the fund attempts to maintain a weighted average effective maturity for its portfolio securities of 15 years or less and an average effective duration of three to eight years. The fund's weighted average effective maturity and average effective duration are measures of how the fund may react to interest rate changes.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.

The fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps and floors; foreign currency contracts; options on foreign currencies; interest rate, total return and credit default swap agreements; and options on the foregoing types of swap agreements. The fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter ("OTC") market. The fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the fund's portfolio or for speculative purposes in an effort to increase the fund's yield or to enhance returns. The fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. The fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

PRINCIPAL RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Management Risk
- Call Risk
- Credit Risk
- Derivative Instrument Risk
- Dollar Roll Transaction Risk
- Emerging Markets Risk
- Foreign Security Risk
- High-Yield Securities Risk
- Income Risk
- Interest Rate Risk
- International Investing Risk
- Liquidity Risk
- Mortgage- and Asset-Backed Securities Risk
- Securities Lending Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

U.S. Government Mortgage Fund

OBJECTIVE

U.S. Government Mortgage Fund's objective is to provide investors with high current income to the extent consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

U.S. government securities are bonds or other debt obligations issued or guaranteed as to principal and interest by the U.S. government or one of its agencies or instrumentalities. U.S. Treasury securities and some obligations of U.S. government agencies and instrumentalities are supported by the "full faith and credit" of the U.S. government. Other U.S. government securities are backed by the right of the issuer to borrow from the U.S. Treasury. Still others are supported only by the credit of the issuer or instrumentality. Mortgage-backed securities include securities issued by U.S. government-sponsored entities such as the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation.

When selecting securities for the fund, the portfolio managers use a "top-down" approach, looking first at general economic factors and market conditions, then at individual securities.

Under normal market conditions, the fund attempts to maintain a weighted average effective maturity of ten years or less.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.

The fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps and floors; interest rate; total return and credit default swap agreements; and options on the foregoing types of swap agreements. The fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter ("OTC")

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market. The fund may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the fund's portfolio or for speculative purposes in an effort to increase the fund's yield or to enhance returns. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. The fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

PRINCIPAL RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The principal risks of investing in this fund include:


- Active Management Risk
- Credit Risk
- Derivative Instrument Risk
- Income Risk
- Interest Rate Risk
- Mortgage- and Asset-Backed Securities Risk
- Securities Lending Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Prime Obligations Fund

OBJECTIVE

Prime Obligations Fund seeks maximum current income to the extent consistent with preservation of capital and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests in high-quality short-term debt obligations, including:

- commercial paper.
- U.S. dollar-denominated obligations of domestic and foreign banks with total assets of at least $500 million (including fixed and variable rate certificates of deposit, time deposits, and bankers' acceptances).
- non-convertible corporate debt securities.
- securities issued by the U.S. government or one of its agencies or instrumentalities.
- loan participation interests.
- repurchase agreements for the securities in which the fund may invest.

When selecting securities for the fund, the portfolio managers first consider general economic factors, market conditions, and the short-term interest rate environment in determining what types of short-term instruments to purchase. The portfolio managers then select the specific instruments to be purchased. Generally, the portfolio managers buy and hold securities until their maturities.

Under normal market conditions, portfolio managers will only purchase (and hold) securities in the fund if they are rated in the top short-term rating category, for example, a rating of A-1 or a rating of Prime-1. If the rating of a security is reduced below the top short-term rating category after purchase, portfolio managers will make every attempt to sell the security, unless they have determined that it would not be in the best interest of the fund to dispose of the security at that time and, where necessary, have obtained the approval of the Board to continue to hold the security.

The fund will limit its investments in dollar-denominated obligations of U.S. branches of foreign banks which are subject to the same regulation as U.S. banks to less than 25% of its total assets. In addition, the fund will limit its collective investments in dollar-denominated obligations of foreign branches of domestic banks (which are not subject to the same regulation as U.S. banks) and in dollar-denominated obligations of foreign banks and foreign corporations to less than 25% of its total assets.

PRINCIPAL RISKS

Although Prime Obligations Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the fund. A major change in interest rates or a default on a security or repurchase agreement held by the fund could cause the value of an investment in the fund to decline.

Prime Obligations Fund is also subject to:

- Income Risk
- Foreign Security Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

The Underlying Funds' Principal Risks

The principal risks of investing in the underlying funds are described below.

Active Management Risk. Each fund other than Equity Index Fund, Mid Cap Index Fund, and Small Cap Index Fund is actively managed and its performance therefore will reflect in part the advisor's or sub-advisor's ability to make investment decisions which are suited to achieving the fund's investment objective. Due to its active management, a fund could underperform other mutual funds with similar investment objectives.


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Active Quantitative Management Risk.  Quantitative Large Cap Core Fund,
Quantitative Large Cap Growth Fund and Quantitative Large Cap Value Fund (the "Quantitative Funds") are actively managed using the quantitative process described above under "Principal Investment Strategies" for each of the Quantitative Funds. Securities selected using this process could underperform the market as a whole as a result of the factors used in the process, the weight placed on each factor, and changes in the way each factor performs in today's economic conditions as compared to the factor's historical performance. Due to its active management, a fund could underperform its benchmark index or other mutual funds with similar investment objectives.

Additional Expenses. A fund's investment in exchange-traded funds and other investment companies involves additional expenses that would not be present in a direct investment in these underlying funds.

Call Risk. Investments in debt securities are subject to call risk. Bonds may be redeemed at the option of the issuer, or "called," before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Common Stock Risk. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular country, company, industry, or sector of the market. In addition, the types of stocks in which a particular fund invests, such as value stocks, growth stocks, large-capitalization issuer stocks, mid-capitalization issuer stocks, small-capitalization issuer stocks and/or micro-capitalization issuer stocks, may underperform the market as a whole.

Credit Risk. By investing in debt securities, an underlying fund is subject to the risk that the issuers of debt securities held by the fund will not make payments on the securities or that the other party to an investment contract will default on its obligations. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond's liquidity and make it more difficult for the fund to sell. When a fund purchases unrated securities, it will depend on the advisor's analysis of credit risk without the assessment of an independent rating organization, such as Moody's or Standard & Poor's.

Derivative Instrument Risk. The use of derivative instruments exposes a fund to additional risks and transaction costs. Risks inherent in the use of derivative instruments include: the risk that securities prices, foreign currencies, index prices, or interest rates will not move in the direction that the advisor anticipates; in the case of a credit default swap, the risk that the advisor will not correctly evaluate the creditworthiness of the company or companies on which the swap is based; an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the fund's initial investment in that instrument; and, particularly in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the fund worse off than if it had not entered into the position. If a fund uses derivative instruments and the advisor's judgment proves incorrect, the fund's performance could be worse than if it had not used these instruments.

The funds may enter into over-the-counter (OTC) transactions in derivatives. Transactions in the OTC markets generally are conducted on a principal-to-principal basis. The terms and conditions of these instruments generally are not standardized and tend to be more specialized or complex, and the instruments may be harder to value. In addition, there may not be a liquid market for OTC derivatives. As a result, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Inflation Protected Securities Fund's investments in commodity-linked derivative instruments may subject the fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Dollar Roll Transaction Risk. In a dollar roll transaction, a fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date. Because the fund gives up the right to receive principal and interest paid on the securities sold, a mortgage dollar roll transaction will diminish the investment performance of the fund unless the difference between the price received for the securities sold and the price to be paid for the securities to be purchased in the future, plus any fee income received, exceeds any income, principal payments, and appreciation on the securities sold as part of the mortgage dollar roll. Whether mortgage dollar rolls will benefit a fund may depend upon the advisor's ability to predict mortgage prepayments and interest rates. In addition, the use of mortgage dollar rolls by a fund increases the amount of the fund's assets that are subject to market risk, which could increase the volatility of the price of the fund's shares.

Emerging Markets Risk. International Fund may invest up to 15%, High Income Bond Fund and Total Return Bond Fund may invest up to 20%, Global Infrastructure Fund may

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invest up to 25%, and International Select Fund may invest an unlimited amount of their total assets in equity securities of emerging markets issuers. The risks of international investing are particularly significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

Failure to Match Index Performance. The ability of Equity Index Fund, Mid Cap Index Fund, and Small Cap Index Fund to replicate the performance of their respective indices may be affected by, among other things, changes in securities markets, the manner in which performance of the index is calculated, changes in the composition of the index, the amount and timing of cash flows into and out of the fund, commissions, sales charges (if any), and other expenses.

Foreign Currency Hedging Transaction Risk. In order to hedge against adverse movements in currency exchange rates, a fund may enter into forward foreign currency exchange contracts. If the advisor's or sub-advisor's forecast of exchange rate movements is incorrect, the fund may realize losses on its foreign currency transactions. In addition, the fund's hedging transactions may prevent the fund from realizing the benefits of a favorable change in the value of foreign currencies.

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political or social instability, or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy. The holder of an American Depositary Receipt that is not sponsored by a domestic bank may have limited voting rights and may not receive as much information about the issuer of the underlying securities as would the holder of a sponsored depositary receipt.

Investing in non-dollar denominated foreign securities involves risks not typically associated with U.S. investing. These risks are described further under "International Investing Risk."

Frequent Trading Risk. Frequent trading of fund securities may produce capital gains, which are taxable to shareholders when distributed. Frequent trading may also increase the amount of commissions or mark-ups to broker-dealers that a fund pays when it buys and sells securities, which may detract from the fund's performance.

High-Yield Securities Risk. A significant portion of the portfolio of High Income Bond Fund, up to 10% of the net assets of Inflation Protected Securities Fund, up to 10% of the total assets of Core Bond Fund and Short Term Bond Fund, and up to 20% of the total assets of Total Return Bond Fund, may consist of corporate debt obligations rated below investment grade, which are commonly referred to as "high-yield" securities or "junk bonds." In addition, Equity Income Fund may invest in convertible debt securities rated below investment grade. Although these securities usually offer higher yields than investment grade securities, they also involve more risk. High-yield bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. In addition, the secondary trading market may be less liquid. High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.

Income Risk. Each of the underlying Fixed Income Funds' income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the funds generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see "Call Risk" above, or prepaid, see "Mortgage- and Asset-Backed Securities Risk" below) in lower-yielding securities.

Indexing Methodology Risk. Interest payments on inflation protected debt securities will vary with the rate of inflation, as measured by a specified index. There can be no assurance that the CPI-U (used as the inflation measure by U.S. Treasury inflation protected securities) or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. If the market perceives that the adjustment mechanism of an inflation protected security does not accurately adjust for inflation, the value of the security could be adversely affected. There may be a lag between the time a security is adjusted for inflation and the time interest is paid on that security. This may have an adverse effect on the trading price of the security, particularly during periods of significant, rapid changes in inflation. In addition, to the extent that inflation has increased during the period of time between the inflation adjustment and the interest payment, the interest payment will not be protected from the inflation increase.

Infrastructure Sector Risk. Because Global Infrastructure Fund concentrates its investments in infrastructure-related securities, the fund has greater exposure to adverse economic, regulatory, political and other changes affecting the issuers of such securities. International Fund may also invest in infrastructure-related securities. Infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be

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affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that corruption may negatively affect publicly-funded infrastructure projects, especially in emerging markets, resulting in delays and cost overruns.

Initial Public Offering (IPO) Risk. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Interest Rate Risk. Debt securities in the underlying funds will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes. Securities which do not pay interest on a current basis, such as zero coupon securities and delayed interest securities, may be highly volatile as interest rates rise or fall.

The effect of interest rate changes on the inflation protected securities held by Inflation Protected Securities Fund will be somewhat different. Interest rates have two components: a "real" interest rate and an increment that reflects investor expectations of future inflation. Because interest rates on inflation protected securities are adjusted for inflation, the values of these securities are not materially affected by inflation expectations. Therefore, the values of inflation protected debt securities are expected to change in response to changes in "real" interest rates. Generally, the value of an inflation protected debt security will fall when real interest rates rise and rise when real interest rates fall.

International Investing Risk. International Fund and International Select Fund invest primarily in equity securities that trade in markets other than the United States and Global Infrastructure Fund invests significantly in such markets. Each other underlying Equity Fund, other than Equity Index Fund, Mid Cap Index Fund, Small Cap Index Fund, Quantitative Large Cap Core Fund, Quantitative Large Cap Growth Fund, and Quantitative Large Cap Value Fund, may invest up to 15% of its assets in non-dollar denominated foreign securities. To the extent a fund is allowed to invest in depositary receipts, the fund will be subject to the same risks as other foreign securities in which the fund may invest, unless otherwise noted below. The holder of an unsponsored depositary receipt may have limited voting rights and may not receive as much information about the issuer of the underlying securities as would the holder of a sponsored depositary receipt. Inflation Protected Securities Fund and Total Return Bond Fund each may invest up to 20% of its assets and Core Bond Fund and Short Term Bond Fund each may invest up to 10% of its assets in non-dollar denominated foreign securities. International investing involves risks not typically associated with U.S. investing. These risks include:

Currency Risk. Because foreign securities, with the exception of American Depositary Receipts, often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect a fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the fund.

Foreign Securities Market Risk. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

Foreign Tax Risk. A fund's income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, the funds also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent foreign income taxes are paid by the funds, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes. See the SAI for details.

Information Risk. Non-U.S. companies generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements that apply to U.S. companies. As a result, less information may be available to investors concerning non-U.S. issuers. Accounting and financial reporting standards in emerging markets may be especially lacking.

Investment Restriction Risk. Some countries, particularly emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries

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or may increase the cost of investing in securities of particular companies.

Political and Economic Risks. International investing is subject to the risk of political, social, or economic instability in the country of the issuer of a security, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, and nationalization of assets.

Liquidity Risk. Core Bond Fund, Equity Income Fund, High Income Bond Fund, Inflation Protected Securities Fund, Short Term Bond Fund and Total Return Bond Fund will be exposed to liquidity risk to the extent they invest in high-yield bonds. Trading opportunities are more limited for debt securities that have received ratings below investment grade. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, these funds may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on a fund's performance. Infrequent trading may also lead to greater price volatility.

Master Limited Partnership (MLP) Risk. Global Infrastructure Fund invests in MLPs, which combine the tax benefits of a limited partnership with the liquidity of publicly-traded securities. The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Investments held by MLPs may be relatively illiquid, limiting the MLPs' ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. The fund's investment in MLPs also subjects the fund to the risks associated with the specific industry or industries in which the MLPs invest. Additionally, since MLPs generally conduct business in multiple states, the fund may be subject to income or franchise tax in each of the states in which the partnership does business. The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact the fund's return on its investment in MLPs.

The fund's investment in exchange-traded notes (ETNs) linked to the performance of MLPs exposes the fund to the risks associated with a direct investment in MLPs. In addition, ETNs are not principal protected and do not guarantee coupon payments. At maturity or upon sale or redemption, the fund may receive less than the principal amount invested in an ETN.

Mid-Cap Stock Risk. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk. Mid-cap companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Mortgage- and Asset-Backed Securities Risk. Mortgage-backed securities are secured by and payable from pools of mortgage loans. Similarly, asset-backed securities are supported by obligations such as automobile loans, home equity loans, corporate bonds, or commercial loans. These mortgages and other obligations generally can be prepaid at any time without penalty. As a result, mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that falling interest rates could cause prepayments of the securities to occur more quickly than expected. This occurs because, as interest rates fall, more homeowners refinance the mortgages underlying mortgage-related securities or prepay the debt obligations underlying asset-backed securities. A fund holding these securities must reinvest the prepayments at a time when interest rates are falling, reducing the income of the fund. In addition, when interest rates fall, prices on mortgage- and asset-backed securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in prepayments.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short- or medium-duration mortgage- or asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.

Multi-Manager Risk. Because each sub-advisor of International Fund and International Select Fund makes investment decisions independently, it is possible that the security selection process of the sub-advisors may not complement one another. As a result, each fund's exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the fund was managed by a single sub-advisor. It is possible that one or more of the sub-advisors may, at any time, take positions that may be opposite of positions taken by other sub-advisors. In such cases, the funds will incur brokerage and other transaction costs, without accomplishing any net investment results. Sub-advisors also may be competing with one another for similar positions at the same time, which could have the result of increasing a security's cost. The multi-manager approach could increase each fund's portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to each fund's portfolio securities, higher brokerage commissions and other transaction costs. The sub-advisors selected may underperform the market generally or other sub-advisors that could have been selected for the funds.

Non-Diversification Risk. Real Estate Securities Fund is non-diversified. This means that it may invest a larger portion of

                                     55
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
The Underlying Funds CONTINUED



its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, and because those issuers generally will be in the real estate industry, the fund's portfolio securities may be more susceptible to any single economic or regulatory occurrence than the portfolio securities of a diversified fund.

Real Estate Investment Trust (REIT) Risk. Real Estate Securities Fund invests a majority of its assets in REITs and Global Infrastructure Fund may also invest in REITS as a principal strategy. Equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are subject to other risks as well, including the fact that REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property.

A REIT can pass its income through to shareholders or unitholders without any tax at the entity level if it complies with various requirements under the Internal Revenue Code. There is the risk that a REIT held by a fund will fail to qualify for this tax-free pass-through treatment of its income.

By investing in REITS indirectly through a fund, in addition to bearing a proportionate share of the expenses of the fund, shareholders of the fund will also indirectly bear similar expenses of the REITs in which the fund invests.

Real Estate Sector Risk. The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector. Real Estate Securities Fund invests primarily in equity securities of publicly traded companies in the real estate industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and incomes from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to them, and companies which service the real estate industry.

Securities Lending Risk. When a fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Small-Cap Stock Risk. Stocks of small-cap companies involve substantial risk. These companies may lack the management expertise, financial resources, product diversification, and competitive strengths of larger companies. Prices of small-cap stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of small-cap companies at the desired time and price. Stocks at the bottom end of the capitalization range in which Small-Mid Cap Core Fund, Small Cap Growth Opportunities Fund, Small Cap Select Fund, Small Cap Value Fund, Global Infrastructure Fund, International Fund, and International Select Fund may invest sometimes are referred to as "micro-cap" stocks. These stocks may be subject to extreme price volatility, as well as limited liquidity and limited research.

Tax Consequences of Inflation Adjustments. Periodic adjustments for inflation to the principal amount of an inflation protected security will give rise to original issue discount, which will be includable in gross income for Inflation Protected Securities Fund. Because the fund is required to distribute its taxable income to avoid corporate level tax, the fund may be required to make annual distributions to shareholders that exceed the cash it receives, which may require the fund to liquidate certain investments when it is not advantageous to do so.


                                     56
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
Financial Highlights

The tables that follow present performance information about the shares of each fund. This information is intended to help you understand each fund's financial performance for the period of the fund's operations. Some of this information reflects financial results for a single fund share held throughout the period. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions. Effective December 10, 2008, Strategy Growth & Income Allocation Fund changed its name to Strategy Balanced Allocation Fund and Strategy Income Allocation Fund changed its name to Strategy Conservative Allocation Fund.

The Class R shares of the funds were designated Class S shares prior to July 1, 2004. Thus, financial highlights for each fund prior to that date consist of the historical financial highlights for the Class S shares, which had lower fees and expenses than the Class R shares.

This information has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request.

STRATEGY AGGRESSIVE GROWTH ALLOCATION FUND


                                                                                       Fiscal period         Fiscal year
                                                                                           ended                ended
                                                     Fiscal year ended August 31,        August 31,         September 30,
CLASS A SHARES                                     2008(1)     2007(1)     2006(1)       2005(1,2)       2004(1)     2003(1)
----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period               $ 13.50     $ 11.92     $ 10.92        $  9.58        $  8.49     $  7.01
                                                   -------     -------     -------        -------        -------     -------

Investment Operations:
 Net Investment Income                                0.43        0.17        0.17           0.15           0.08        0.05
 Realized and Unrealized Gains (Losses) on
  Investments                                        (1.13)       1.66        1.00           1.33           1.08        1.48
                                                   -------     -------     -------        -------        -------     -------
 Total From Investment Operations                    (0.70)       1.83        1.17           1.48           1.16        1.53
                                                   -------     -------     -------        -------        -------     -------

Less Distributions:
 Dividends (from net investment income)              (0.43)      (0.25)      (0.17)         (0.14)         (0.07)      (0.05)
                                                   -------     -------     -------        -------        -------     -------
 Total Distributions                                 (0.43)      (0.25)      (0.17)         (0.14)         (0.07)      (0.05)
                                                   -------     -------     -------        -------        -------     -------
Net Asset Value, End of Period                     $ 12.37     $ 13.50     $ 11.92        $ 10.92        $  9.58     $  8.49
                                                   =======     =======     =======        =======        =======     =======
Total Return(3)                                      (5.41)%     15.51%      10.77%         15.53%         13.72%      21.83%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                    $50,241     $57,337     $61,645        $54,452        $58,200     $59,895
Ratio of Expenses to Average Net Assets(4)            0.40%       0.40%       0.40%          0.40%          0.40%       0.40%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                   3.25%       1.34%       1.44%          1.55%          0.83%       0.60%
Ratio of Expenses to Average Net Assets
 (excluding waivers)(4)                               0.60%       0.61%       0.97%          0.94%          0.91%       0.92%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (excluding waivers)               3.05%       1.13%       0.87%          1.01%          0.32%       0.08%
Portfolio Turnover Rate                                 45%         50%         18%            35%            12%         20%
----------------------------------------------------------------------------------------------------------------------------


(1)Per share data calculated using average shares outstanding method.

(2)For the eleven-month period October 1, 2004 to August 31, 2005. Effective in 2005, the fund's fiscal year end was changed from September 30 to August 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(4)Expense ratios do not include expenses of the underlying funds.


                                     57
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
Financial Highlights CONTINUED


STRATEGY AGGRESSIVE GROWTH ALLOCATION FUND (CONTINUED)




                                                                                          Fiscal period         Fiscal year
                                                                                              ended                ended
                                                        Fiscal year ended August 31,        August 31,         September 30,
CLASS B SHARES                                        2008(1)     2007(1)     2006(1)       2005(1,2)       2004(1)     2003(1)
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                   $13.19      $11.71      $10.78         $ 9.49         $ 8.45      $ 7.00
                                                       ------      ------      ------         ------         ------      ------

Investment Operations:
 Net Investment Income (Loss)                            0.30        0.06        0.06           0.07          (0.01)      (0.01)
 Realized and Unrealized Gains (Losses) on
  Investments                                           (1.07)       1.64        1.00           1.33           1.10        1.47
                                                       ------      ------      ------         ------         ------      ------
 Total From Investment Operations                       (0.77)       1.70        1.06           1.40           1.09        1.46
                                                       ------      ------      ------         ------         ------      ------

Less Distributions:
 Dividends (from net investment income)                 (0.36)      (0.22)      (0.13)         (0.11)         (0.05)      (0.01)
                                                       ------      ------      ------         ------         ------      ------
 Total Distributions                                    (0.36)      (0.22)      (0.13)         (0.11)         (0.05)      (0.01)
                                                       ------      ------      ------         ------         ------      ------
Net Asset Value, End of Period                         $12.06      $13.19      $11.71         $10.78         $ 9.49      $ 8.45
                                                       ======      ======      ======         ======         ======      ======
Total Return(3)                                         (6.06)%     14.60%       9.89%         14.79%         12.89%      20.91%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                        $5,304      $4,806      $3,196         $1,979         $1,421      $  651
Ratio of Expenses to Average Net Assets(4)               1.15%       1.15%       1.15%          1.15%          1.15%       1.15%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                              2.33%       0.51%       0.57%          0.69%         (0.09)%     (0.15)%
Ratio of Expenses to Average Net Assets
 (excluding waivers)(4)                                  1.35%       1.36%       1.72%          1.69%          1.66%       1.66%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (excluding waivers)                          2.13%       0.30%       0.00%          0.15%         (0.60)%     (0.66)%
Portfolio Turnover Rate                                    45%         50%         18%            35%            12%         20%
-------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES

-------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA
Net Asset Value, Beginning of Period                   $13.20      $11.72      $10.78         $ 9.49         $ 8.45      $ 7.01
                                                       ------      ------      ------         ------         ------      ------

Investment Operations:
 Net Investment Income (Loss)                            0.27        0.06        0.07           0.07             --       (0.01)
 Realized and Unrealized Gains (Losses) on
  Investments                                           (1.04)       1.63        1.00           1.33           1.09        1.46
                                                       ------      ------      ------         ------         ------      ------
 Total From Investment Operations                       (0.77)       1.69        1.07           1.40           1.09        1.45
                                                       ------      ------      ------         ------         ------      ------
Less Distributions:
 Dividends (from net investment income)                 (0.36)      (0.21)      (0.13)         (0.11)         (0.05)      (0.01)
                                                       ------      ------      ------         ------         ------      ------
 Total Distributions                                    (0.36)      (0.21)      (0.13)         (0.11)         (0.05)      (0.01)
                                                       ------      ------      ------         ------         ------      ------
Net Asset Value, End of Period                         $12.07      $13.20      $11.72         $10.78         $ 9.49      $ 8.45
                                                       ======      ======      ======         ======         ======      ======
Total Return(3)                                         (6.04)%     14.58%       9.99%         14.79%         12.88%      20.74%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                        $6,232      $3,828      $2,709         $1,499         $1,054      $  798
Ratio of Expenses to Average Net Assets(4)               1.15%       1.15%       1.15%          1.15%          1.15%       1.15%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                              2.08%       0.51%       0.62%          0.73%          0.01%      (0.15)%
Ratio of Expenses to Average Net Assets
 (excluding waivers)(4)                                  1.35%       1.36%       1.72%          1.69%          1.66%       1.66%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (excluding waivers)                          1.88%       0.30%       0.05%          0.19%         (0.50)%     (0.66)%
Portfolio Turnover Rate                                    45%         50%         18%            35%            12%         20%
-------------------------------------------------------------------------------------------------------------------------------


(1)Per share data calculated using average shares outstanding method.

(2)For the eleven-month period October 1, 2004 to August 31, 2005. Effective in 2005, the fund's fiscal year end was changed from September 30 to August 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(4)Expense ratios do not include expenses of the underlying funds.


                                     58
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
Financial Highlights CONTINUED


STRATEGY AGGRESSIVE GROWTH ALLOCATION FUND (CONTINUED)




                                                                                      Fiscal period         Fiscal year
                                                                                          ended                ended
                                                    Fiscal year ended August 31,        August 31,         September 30,
CLASS R SHARES(1)                                 2008(2)     2007(2)     2006(2)       2005(2,3)       2004(2)     2003(2)
---------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period              $ 13.42     $ 11.87     $ 10.89        $  9.56        $  8.47     $  7.00
                                                  -------     -------     -------        -------        -------     -------

Investment Operations:
 Net Investment Income                               0.34        0.10        0.03           0.07           0.11        0.05
 Realized and Unrealized Gains (Losses) on
  Investments                                       (1.07)       1.69        1.11           1.39           1.05        1.47
                                                  -------     -------     -------        -------        -------     -------
 Total From Investment Operations                   (0.73)       1.79        1.14           1.46           1.16        1.52
                                                  -------     -------     -------        -------        -------     -------

Less Distributions:
 Dividends (from net investment income)             (0.40)      (0.24)      (0.16)         (0.13)         (0.07)      (0.05)
                                                  -------     -------     -------        -------        -------     -------
 Total Distributions                                (0.40)      (0.24)      (0.16)         (0.13)         (0.07)      (0.05)
                                                  -------     -------     -------        -------        -------     -------
Net Asset Value, End of Period                    $ 12.29     $ 13.42     $ 11.87        $ 10.89        $  9.56     $  8.47
                                                  =======     =======     =======        =======        =======     =======
Total Return(4)                                     (5.60)%     15.21%      10.54%         15.33%         13.70%      21.73%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                   $ 1,269     $   725     $   258        $     5        $     1     $   990
Ratio of Expenses to Average Net Assets(5)           0.65%       0.65%       0.65%          0.65%          0.40%       0.40%
Ratio of Net Investment Income to Average Net
 Assets                                              2.62%       0.79%       0.27%          0.67%          1.13%       0.61%
Ratio of Expenses to Average Net Assets
 (excluding waivers)(5)                              0.85%       0.86%       1.37%          1.34%          0.91%       0.92%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (excluding waivers)              2.42%       0.58%      (0.45)%        (0.02)%         0.62%       0.09%
Portfolio Turnover Rate                                45%         50%         18%            35%            12%         20%
---------------------------------------------------------------------------------------------------------------------------

CLASS Y SHARES

---------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA
Net Asset Value, Beginning of Period              $ 13.51     $ 11.92     $ 10.92        $  9.57        $  8.48     $  7.01
                                                  -------     -------     -------        -------        -------     -------

Investment Operations:
 Net Investment Income                               0.45        0.20        0.19           0.17           0.10        0.06
 Realized and Unrealized Gains (Losses) on
  Investments                                       (1.12)       1.65        1.00           1.34           1.09        1.47
                                                  -------     -------     -------        -------        -------     -------
 Total From Investment Operations                   (0.67)       1.85        1.19           1.51           1.19        1.53
                                                  -------     -------     -------        -------        -------     -------

Less Distributions:
 Dividends (from net investment income)             (0.46)      (0.26)      (0.19)         (0.16)         (0.10)      (0.06)
                                                  -------     -------     -------        -------        -------     -------
 Total Distributions                                (0.46)      (0.26)      (0.19)         (0.16)         (0.10)      (0.06)
                                                  -------     -------     -------        -------        -------     -------
Net Asset Value, End of Period                    $ 12.38     $ 13.51     $ 11.92        $ 10.92        $  9.57     $  8.48
                                                  =======     =======     =======        =======        =======     =======
Total Return(4)                                     (5.17)%     15.74%      11.05%         15.87%         14.02%      21.99%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                   $74,345     $68,935     $58,515        $41,762        $27,790     $29,581
Ratio of Expenses to Average Net Assets(5)           0.15%       0.15%       0.15%          0.15%          0.15%       0.15%
Ratio of Net Investment Income to Average Net
 Assets                                              3.40%       1.51%       1.67%          1.74%          1.08%       0.86%
Ratio of Expenses to Average Net Assets
 (excluding waivers)(5)                              0.35%       0.36%       0.72%          0.69%          0.66%       0.67%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                          3.20%       1.30%       1.10%          1.20%          0.57%       0.34%
Portfolio Turnover Rate                                45%         50%         18%            35%            12%         20%
---------------------------------------------------------------------------------------------------------------------------


(1)Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

(2)Per share data calculated using average shares outstanding method.

(3)For the eleven-month period October 1, 2004 to August 31, 2005. Effective in 2005, the fund's fiscal year end was changed from September 30 to August 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(4)Total return would have been lower had certain expenses not been waived.

(5)Expense ratios do not include expenses of the underlying funds.


                                     59
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
Financial Highlights CONTINUED


STRATEGY GROWTH ALLOCATION FUND


                                                                                       Fiscal period         Fiscal year
                                                                                           ended                ended
                                                     Fiscal year ended August 31,        August 31,         September 30,
CLASS A SHARES                                     2008(1)     2007(1)     2006(1)       2005(1,2)       2004(1)     2003(1)
----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period               $ 12.87     $ 11.57     $ 10.79        $  9.64        $  8.72     $  7.42
                                                   -------     -------     -------        -------        -------     -------

Investment Operations:
 Net Investment Income                                0.45        0.22        0.21           0.16           0.13        0.11
 Realized and Unrealized Gains (Losses) on
  Investments                                        (0.97)       1.32        0.78           1.14           0.92        1.30
                                                   -------     -------     -------        -------        -------     -------
 Total From Investment Operations                    (0.52)       1.54        0.99           1.30           1.05        1.41
                                                   -------     -------     -------        -------        -------     -------

Less Distributions:
 Dividends (from net investment income)              (0.45)      (0.24)      (0.21)         (0.15)         (0.13)      (0.11)
 Distributions (from net realized gains)             (0.18)         --          --             --             --          --
                                                   -------     -------     -------        -------        -------     -------
 Total Distributions                                 (0.63)      (0.24)      (0.21)         (0.15)         (0.13)      (0.11)
                                                   -------     -------     -------        -------        -------     -------
Net Asset Value, End of Period                     $ 11.72     $ 12.87     $ 11.57        $ 10.79        $  9.64     $  8.72
                                                   =======     =======     =======        =======        =======     =======
Total Return(3)                                      (4.36)%     13.45%       9.25%         13.56%         12.03%      19.06%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                    $65,193     $67,433     $67,477        $67,968        $71,246     $74,969
Ratio of Expenses to Average Net Assets(4)            0.40%       0.40%       0.40%          0.40%          0.40%       0.40%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                   3.58%       1.76%       1.90%          1.72%          1.33%       1.30%
Ratio of Expenses to Average Net Assets
 (excluding waivers)(4)                               0.56%       0.58%       0.94%          0.92%          0.89%       0.90%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (excluding waivers)               3.42%       1.58%       1.36%          1.20%          0.84%       0.80%
Portfolio Turnover Rate                                 42%         58%         19%            34%            12%         23%
----------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
----------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA
Net Asset Value, Beginning of Period               $ 12.68     $ 11.46     $ 10.69        $  9.57        $  8.69     $  7.40
                                                   -------     -------     -------        -------        -------     -------

Investment Operations:
 Net Investment Income                                0.34        0.12        0.11           0.08           0.04        0.05
 Realized and Unrealized Gains (Losses) on
  Investments                                        (0.94)       1.30        0.79           1.14           0.93        1.29
                                                   -------     -------     -------        -------        -------     -------
 Total From Investment Operations                    (0.60)       1.42        0.90           1.22           0.97        1.34
                                                   -------     -------     -------        -------        -------     -------

Less Distributions:
 Dividends (from net investment income)              (0.37)      (0.20)      (0.13)         (0.10)         (0.09)      (0.05)
 Distributions (from net realized gains)             (0.18)         --          --             --             --          --
                                                   -------     -------     -------        -------        -------     -------
 Total Distributions                                 (0.55)      (0.20)      (0.13)         (0.10)         (0.09)      (0.05)
                                                   -------     -------     -------        -------        -------     -------
Net Asset Value, End of Period                     $ 11.53     $ 12.68     $ 11.46        $ 10.69        $  9.57     $  8.69
                                                   =======     =======     =======        =======        =======     =======
Total Return(3)                                      (5.05)%     12.47%       8.50%         12.78%         11.17%      18.18%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                    $10,239     $ 9,765     $ 7,103        $ 4,225        $ 2,692     $   767
Ratio of Expenses to Average Net Assets(4)            1.15%       1.15%       1.15%          1.15%          1.15%       1.15%
Ratio of Net Investment Income to Average Net
 Assets                                               2.77%       0.95%       1.02%          0.88%          0.41%       0.49%
Ratio of Expenses to Average Net Assets
 (excluding waivers)(4)                               1.31%       1.33%       1.69%          1.67%          1.64%       1.64%
Ratio of Net Investment Income (Loss) to
 Average Net Assets  (excluding waivers)              2.61%       0.77%       0.48%          0.36%         (0.08)%      0.00%
Portfolio Turnover Rate                                 42%         58%         19%            34%            12%         23%
----------------------------------------------------------------------------------------------------------------------------


(1)Per share data calculated using average shares outstanding method.

(2)For the eleven-month period October 1, 2004 to August 31, 2005. Effective in 2005, the fund's fiscal year end was changed from September 30 to August 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(4)Expense ratios do not include expenses of the underlying funds.


                                     60
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
Financial Highlights CONTINUED


STRATEGY GROWTH ALLOCATION FUND   (CONTINUED)




                                                                                         Fiscal period         Fiscal year
                                                                                             ended                ended
                                                       Fiscal year ended August 31,        August 31,         September 30,
CLASS C SHARES                                       2008(1)     2007(1)     2006(1)       2005(1,2)       2004(1)     2003(1)
------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                  $12.73      $11.49      $10.73         $ 9.59         $ 8.71      $ 7.41
                                                      ------      ------      ------         ------         ------      ------

Investment Operations:
 Net Investment Income                                  0.32        0.12        0.12           0.09           0.05        0.05
 Realized and Unrealized Gains (Losses) on
  Investments                                          (0.93)       1.32        0.77           1.15           0.92        1.30
                                                      ------      ------      ------         ------         ------      ------
 Total From Investment Operations                      (0.61)       1.44        0.89           1.24           0.97        1.35
                                                      ------      ------      ------         ------         ------      ------

Less Distributions:
 Dividends (from net investment income)                (0.37)      (0.20)      (0.13)         (0.10)         (0.09)      (0.05)
 Distributions (from net realized gains)               (0.18)         --          --             --             --          --
                                                      ------      ------      ------         ------         ------      ------
 Total Distributions                                   (0.55)      (0.20)      (0.13)         (0.10)         (0.09)      (0.05)
                                                      ------      ------      ------         ------         ------      ------
Net Asset Value, End of Period                        $11.57      $12.73      $11.49         $10.73         $ 9.59      $ 8.71
                                                      ======      ======      ======         ======         ======      ======
Total Return(3)                                        (5.08)%     12.61%       8.35%         12.94%         11.12%      18.24%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                       $8,771      $6,304      $5,049         $3,976         $3,130      $3,206
Ratio of Expenses to Average Net Assets(4)              1.15%       1.15%       1.15%          1.15%          1.15%       1.15%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                             2.60%       0.94%       1.10%          0.91%          0.56%       0.55%
Ratio of Expenses to Average Net Assets
 (excluding waivers)(4)                                 1.31%       1.33%       1.69%          1.67%          1.64%       1.65%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (excluding waivers)                         2.44%       0.76%       0.56%          0.39%          0.07%       0.05%
Portfolio Turnover Rate                                   42%         58%         19%            34%            12%         23%
------------------------------------------------------------------------------------------------------------------------------

CLASS R SHARES(5)

------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA
Net Asset Value, Beginning of Period                  $12.80      $11.53      $10.76         $ 9.61         $ 8.69      $ 7.41
                                                      ------      ------      ------         ------         ------      ------

Investment Operations:
 Net Investment Income                                  0.37        0.15        0.18           0.13           0.14        0.11
 Realized and Unrealized Gains (Losses) on
  Investments                                          (0.92)       1.35        0.77           1.15           0.90        1.28
                                                      ------      ------      ------         ------         ------      ------
 Total From Investment Operations                      (0.55)       1.50        0.95           1.28           1.04        1.39
                                                      ------      ------      ------         ------         ------      ------

Less Distributions:
 Dividends (from net investment income)                (0.42)      (0.23)      (0.18)         (0.13)         (0.12)      (0.11)
 Distributions (from net realized gains)               (0.18)         --          --             --             --          --
                                                      ------      ------      ------         ------         ------      ------
 Total Distributions                                   (0.60)      (0.23)      (0.18)         (0.13)         (0.12)      (0.11)
                                                      ------      ------      ------         ------         ------      ------
Net Asset Value, End of Period                        $11.65      $12.80      $11.53         $10.76         $ 9.61      $ 8.69
                                                      ======      ======      ======         ======         ======      ======
Total Return(3)                                        (4.58)%     13.15%       8.94%         13.41%         12.03%      18.83%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                       $1,403      $  716      $  197         $   93         $   57      $2,525
Ratio of Expenses to Average Net Assets(4)              0.65%       0.65%       0.65%          0.65%          0.40%       0.40%
Ratio of Net Investment Income to Average Net
 Assets                                                 3.04%       1.21%       1.64%          1.42%          1.42%       1.33%
Ratio of Expenses to Average Net Assets
 (excluding waivers)(4)                                 0.81%       0.83%       1.34%          1.32%          0.89%       0.90%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                             2.88%       1.03%       0.95%          0.75%          0.93%       0.83%
Portfolio Turnover Rate                                   42%         58%         19%            34%            12%         23%
------------------------------------------------------------------------------------------------------------------------------


(1)Per share data calculated using average shares outstanding method.

(2)For the eleven-month period October 1, 2004 to August 31, 2005. Effective in 2005, the fund's fiscal year end was changed from September 30 to August 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)Total return would have been lower had certain expenses not been waived.

(4)Expense ratios do not include expenses of the underlying funds.

(5)Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.


                                     61
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
Financial Highlights CONTINUED


STRATEGY GROWTH ALLOCATION FUND   (CONTINUED)




                                                                                      Fiscal period         Fiscal year
                                                                                          ended                ended
                                                    Fiscal year ended August 31,        August 31,         September 30,
CLASS Y SHARES                                    2008(1)     2007(1)     2006(1)       2005(1,2)       2004(1)     2003(1)
---------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period              $ 12.88     $ 11.58     $ 10.79        $  9.64        $  8.71     $  7.41
                                                  -------     -------     -------        -------        -------     -------

Investment Operations:
 Net Investment Income                               0.48        0.25        0.24           0.18           0.15        0.12
 Realized and Unrealized Gains (Losses) on
  Investments                                       (0.96)       1.30        0.79           1.14           0.92        1.30
                                                  -------     -------     -------        -------        -------     -------
 Total From Investment Operations                   (0.48)       1.55        1.03           1.32           1.07        1.42
                                                  -------     -------     -------        -------        -------     -------

Less Distributions:
 Dividends (from net investment income)             (0.48)      (0.25)      (0.24)         (0.17)         (0.14)      (0.12)
 Distributions (from net realized gains)            (0.18)         --          --             --             --          --
                                                  -------     -------     -------        -------        -------     -------
 Total Distributions                                (0.66)      (0.25)      (0.24)         (0.17)         (0.14)      (0.12)
                                                  -------     -------     -------        -------        -------     -------
Net Asset Value, End of Period                    $ 11.74     $ 12.88     $ 11.58        $ 10.79        $  9.64     $  8.71
                                                  =======     =======     =======        =======        =======     =======
Total Return(3)                                     (4.03)%     13.58%       9.62%         13.78%         12.34%      19.38%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                   $84,410     $88,341     $80,118        $60,576        $44,575     $41,089
Ratio of Expenses to Average Net Assets(4)           0.15%       0.15%       0.15%          0.15%          0.15%       0.15%
Ratio of Net Investment Income to Average Net
 Assets                                              3.80%       1.99%       2.11%          1.94%          1.57%       1.56%
Ratio of Expenses to Average Net Assets
 (excluding waivers)(4)                              0.31%       0.33%       0.69%          0.67%          0.64%       0.65%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                          3.64%       1.81%       1.57%          1.42%          1.08%       1.06%
Portfolio Turnover Rate                                42%         58%         19%            34%            12%         23%
---------------------------------------------------------------------------------------------------------------------------


(1)Per share data calculated using average shares outstanding method.

(2)For the eleven-month period October 1, 2004 to August 31, 2005. Effective in 2005, the fund's fiscal year end was changed from September 30 to August 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)Total return would have been lower had certain expenses not been waived.

(4)Expense ratios do not include expenses of the underlying funds.


                                     62
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
Financial Highlights CONTINUED


STRATEGY BALANCED ALLOCATION FUND


                                                                                       Fiscal period          Fiscal year
                                                                                           ended                 ended
                                                   Fiscal year ended August 31,          August 31,          September 30,
CLASS A SHARES                                   2008(1)      2007(1)      2006(1)       2005(1,2)        2004(1)      2003(1)
------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period            $  11.99     $  10.96     $  10.37        $   9.44       $   8.73     $   7.67
                                                --------     --------     --------        --------       --------     --------

Investment Operations:
 Net Investment Income                              0.43         0.26         0.26            0.19           0.17         0.16
 Realized and Unrealized Gains (Losses) on
 Investments                                       (0.79)        1.00         0.58            0.91           0.71         1.06
                                                --------     --------     --------        --------       --------     --------
 Total From Investment Operations                  (0.36)        1.26         0.84            1.10           0.88         1.22
                                                --------     --------     --------        --------       --------     --------

Less Distributions:
 Dividends (from net investment income)            (0.48)       (0.23)       (0.25)          (0.17)         (0.17)       (0.16)
 Distributions (from net realized gains)           (0.67)          --           --              --             --           --
                                                --------     --------     --------        --------       --------     --------
 Total Distributions                               (1.15)       (0.23)       (0.25)          (0.17)         (0.17)       (0.16)
                                                --------     --------     --------        --------       --------     --------
Net Asset Value, End of Period                  $  10.48     $  11.99     $  10.96        $  10.37       $   9.44     $   8.73
                                                ========     ========     ========        ========       ========     ========
Total Return(3)                                    (3.58)%      11.66%        8.21%          11.68%         10.09%       16.12%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                 $119,109     $124,565     $125,595        $137,084       $135,413     $153,238
Ratio of Expenses to Average Net Assets(4)          0.40%        0.40%        0.40%           0.40%          0.40%        0.40%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                 3.83%        2.26%        2.43%           2.07%          1.80%        2.01%
Ratio of Expenses to Average Net Assets
 (excluding waivers)(4)                             0.47%        0.49%        0.90%           0.90%          0.89%        0.89%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (excluding waivers)             3.76%        2.17%        1.93%           1.57%          1.31%        1.52%
Portfolio Turnover Rate                               34%          64%          17%             29%            12%          19%
------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES

------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA
Net Asset Value, Beginning of Period            $  11.87     $  10.89     $  10.31        $   9.40       $   8.70     $   7.65
                                                --------     --------     --------        --------       --------     --------

Investment Operations:
 Net Investment Income                              0.34         0.17         0.17            0.12           0.09         0.11
 Realized and Unrealized Gains (Losses) on
 Investments                                       (0.78)        0.99         0.59            0.90           0.71         1.05
                                                --------     --------     --------        --------       --------     --------
 Total From Investment Operations                  (0.44)        1.16         0.76            1.02           0.80         1.16
                                                --------     --------     --------        --------       --------     --------

Less Distributions:
 Dividends (from net investment income)            (0.40)       (0.18)       (0.18)          (0.11)         (0.10)       (0.11)
 Distributions (from net realized gains)           (0.67)          --           --              --             --           --
                                                --------     --------     --------        --------       --------     --------
 Total distributions                               (1.07)       (0.18)       (0.18)          (0.11)         (0.10)       (0.11)
                                                --------     --------     --------        --------       --------     --------
Net Asset Value, End of Period                  $  10.36     $  11.87     $  10.89        $  10.31       $   9.40     $   8.70
                                                ========     ========     ========        ========       ========     ========
Total Return(3)                                    (4.33)%      10.80%        7.42%          10.93%          9.23%       15.25%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                 $  9,299     $  9,017     $  6,819        $  4,206       $  2,739     $  1,114
Ratio of Expenses to Average Net Assets(4)          1.15%        1.15%        1.15%           1.15%          1.15%        1.15%
Ratio of Net Investment Income to Average
 Net Assets                                         3.06%        1.44%        1.57%           1.26%          1.00%        1.20%
Ratio of Expenses to Average Net Assets
 (excluding waivers)(4)                             1.22%        1.24%        1.65%           1.65%          1.64%        1.63%
Ratio of Net Investment Income to Average
 Net Assets (excluding waivers)                     2.99%        1.35%        1.07%           0.76%          0.51%        0.72%
Portfolio Turnover Rate                               34%          64%          17%             29%            12%          19%
------------------------------------------------------------------------------------------------------------------------------


(1)Per share data calculated using average shares outstanding method.

(2)For the eleven-month period October 1, 2004 to August 31, 2005. Effective in 2005, the fund's fiscal year end was changed from September 30 to August 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(4)Expense ratios do not include expenses of the underlying funds.


                                     63
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
Financial Highlights CONTINUED


STRATEGY BALANCED ALLOCATION FUND  (CONTINUED)




                                                                                          Fiscal period         Fiscal year
                                                                                              ended                ended
                                                      Fiscal year ended August 31,          August 31,         September 30,
CLASS C SHARES                                      2008(1)     2007(1)     2006(1)         2005(1,2)       2004(1)     2003(1)
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                $ 11.88      $10.90      $10.32           $ 9.41         $ 8.70      $ 7.64
                                                    -------      ------      ------           ------         ------      ------

Investment Operations:
 Net Investment Income                                 0.33        0.17        0.17             0.12           0.09        0.11
 Realized and Unrealized Gains (Losses) on
  Investments                                         (0.76)       1.00        0.59             0.90           0.72        1.06
                                                    -------      ------      ------           ------         ------      ------
 Total From Investment Operations                     (0.43)       1.17        0.76             1.02           0.81        1.17
                                                    -------      ------      ------           ------         ------      ------

Less Distributions:
 Dividends (from net investment income)               (0.40)      (0.19)      (0.18)           (0.11)         (0.10)      (0.11)
 Distributions (from net realized gains)              (0.67)         --          --               --             --          --
                                                    -------      ------      ------           ------         ------      ------
 Total Distributions                                  (1.07)      (0.19)      (0.18)           (0.11)         (0.10)      (0.11)
                                                    -------      ------      ------           ------         ------      ------
Net Asset Value, End of Period                      $ 10.38      $11.88      $10.90           $10.32         $ 9.41      $ 8.70
                                                    =======      ======      ======           ======         ======      ======
Total Return(3)                                       (4.22)%     10.80%       7.39%           10.89%          9.28%      15.35%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                     $10,090      $6,910      $5,454           $3,576         $3,342      $3,306
Ratio of Expenses to Average Net Assets(4)             1.15%       1.15%       1.15%            1.15%          1.15%       1.15%
Ratio of Net Investment Income to Average Net
 Assets                                                2.98%       1.46%       1.56%            1.30%          1.01%       1.24%
Ratio of Expenses to Average Net Assets
 (excluding waivers)(4)                                1.22%       1.24%       1.65%            1.65%          1.64%       1.63%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                            2.91%       1.37%       1.06%            0.80%          0.52%       0.76%
Portfolio Turnover Rate                                  34%         64%         17%              29%            12%         19%
-------------------------------------------------------------------------------------------------------------------------------

CLASS R SHARES(5)

-------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA
Net Asset Value, Beginning of Period                $ 11.91      $10.91      $10.33           $ 9.41         $ 8.70      $ 7.64
                                                    -------      ------      ------           ------         ------      ------

Investment Operations:
 Net Investment Income                                 0.39        0.20        0.19             0.12           0.18        0.17
 Realized and Unrealized Gains (Losses) on
  Investments                                         (0.77)       1.02        0.63             0.96           0.68        1.06
                                                    -------      ------      ------           ------         ------      ------
 Total From Investment Operations                     (0.38)       1.22        0.82             1.08           0.86        1.23
                                                    -------      ------      ------           ------         ------      ------

Less Distributions:
 Dividends (from net investment income)               (0.46)      (0.22)      (0.24)           (0.16)         (0.15)      (0.17)
 Distributions (from net realized gains)              (0.67)         --          --               --             --          --
                                                    -------      ------      ------           ------         ------      ------
 Total Distributions                                  (1.13)      (0.22)      (0.24)           (0.16)         (0.15)      (0.17)
                                                    -------      ------      ------           ------         ------      ------
Net Asset Value, End of Period                      $ 10.40      $11.91      $10.91           $10.33         $ 9.41      $ 8.70
                                                    =======      ======      ======           ======         ======      ======
Total Return(3)                                       (3.81)%     11.27%       8.00%           11.52%          9.93%      16.20%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                     $ 1,193      $  801      $  148           $   22         $    1      $4,760
Ratio of Expenses to Average Net Assets(4)             0.65%       0.65%       0.65%            0.65%          0.40%       0.40%
Ratio of Net Investment Income to Average Net
 Assets                                                3.47%       1.69%       1.76%            1.31%          1.91%       1.92%
Ratio of Expenses to Average Net Assets
 (excluding waivers)(4)                                0.72%       0.74%       1.30%            1.30%          0.89%       0.88%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                            3.40%       1.60%       1.11%            0.66%          1.42%       1.44%
Portfolio Turnover Rate                                  34%         64%         17%              29%            12%         19%
-------------------------------------------------------------------------------------------------------------------------------


(1)Per share data calculated using average shares outstanding method.

(2)For the eleven-month period October 1, 2004 to August 31, 2005. Effective in 2005, the fund's fiscal year end was changed from September 30 to August 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)Total return would have been lower had certain expenses not been waived.
(4)Expense ratios do not include expenses of the underlying funds.
(5)Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.


                                     64
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
Financial Highlights CONTINUED


STRATEGY BALANCED ALLOCATION FUND  (CONTINUED)




                                                                                        Fiscal period         Fiscal year
                                                                                            ended                ended
                                                    Fiscal year ended August 31,          August 31,         September 30,
CLASS Y SHARES                                    2008(1)      2007(1)      2006(1)       2005(1,2)       2004(1)     2003(1)
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period             $  11.96     $  10.94     $  10.36        $   9.42       $  8.71     $  7.65
                                                 --------     --------     --------        --------       -------     -------

Investment Operations:
 Net Investment Income                               0.46         0.28         0.28            0.21          0.19        0.18
 Realized and Unrealized Gains (Losses) on
  Investments                                       (0.78)        1.00         0.58            0.91          0.71        1.06
                                                 --------     --------     --------        --------       -------     -------
 Total From Investment Operations                   (0.32)        1.28         0.86            1.12          0.90        1.24
                                                 --------     --------     --------        --------       -------     -------

Less Distributions:
 Dividends (from net investment income)             (0.51)       (0.26)       (0.28)          (0.18)        (0.19)      (0.18)
 Distributions (from net realized gains)            (0.67)          --           --              --            --          --
                                                 --------     --------     --------        --------       -------     -------
 Total Distributions                                (1.18)       (0.26)       (0.28)          (0.18)        (0.19)      (0.18)
                                                 --------     --------     --------        --------       -------     -------
Net Asset Value, End of Period                   $  10.46     $  11.96     $  10.94        $  10.36       $  9.42     $  8.71
                                                 ========     ========     ========        ========       =======     =======
Total Return(3)                                     (3.26)%      11.87%        8.40%          12.02%        10.39%      16.44%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                  $154,485     $166,619     $138,208        $104,248       $95,664     $90,294
Ratio of Expenses to Average Net Assets(4)           0.15%        0.15%        0.15%           0.15%         0.15%       0.15%
Ratio of Net Investment Income to Average
 Net Assets                                          4.07%        2.44%        2.58%           2.33%         2.05%       2.24%
Ratio of Expenses to Average Net Assets
 (excluding waivers)(4)                              0.22%        0.24%        0.65%           0.65%         0.64%       0.63%
Ratio of Net Investment Income to Average
 Net Assets (excluding waivers)                      4.00%        2.35%        2.08%           1.83%         1.56%       1.76%
Portfolio Turnover Rate                                34%          64%          17%             29%           12%         19%
-----------------------------------------------------------------------------------------------------------------------------


(1)Per share data calculated using average shares outstanding method.

(2)For the eleven-month period October 1, 2004 to August 31, 2005. Effective in 2005, the fund's fiscal year end was changed from September 30 to August 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)Total return would have been lower had certain expenses not been waived.

(4)Expense ratios do not include expenses of the underlying funds.


                                     65
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
Financial Highlights CONTINUED


STRATEGY CONSERVATIVE ALLOCATION FUND


                                                                                       Fiscal period         Fiscal year
                                                                                           ended                ended
                                                     Fiscal year ended August 31,        August 31,         September 30,
CLASS A SHARES                                     2008(1)     2007(1)     2006(1)       2005(1,2)       2004(1)     2003(1)
----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period               $ 11.73     $ 11.40     $ 11.25        $ 10.67        $ 10.29     $  9.47
                                                   -------     -------     -------        -------        -------     -------

Investment Operations:
 Net Investment Income                                0.48        0.37        0.40           0.28           0.31        0.33
 Realized and Unrealized Gains (Losses) on
  Investments                                        (0.60)       0.51        0.14           0.53           0.38        0.82
                                                   -------     -------     -------        -------        -------     -------
 Total From Investment Operations                    (0.12)       0.88        0.54           0.81           0.69        1.15
                                                   -------     -------     -------        -------        -------     -------

Less Distributions:
 Dividends (from net investment income)              (0.57)      (0.34)      (0.39)         (0.23)         (0.31)      (0.33)
 Distributions (from net realized gains)             (0.36)      (0.21)         --             --             --          --
                                                   -------     -------     -------        -------        -------     -------
 Total Distributions                                 (0.93)      (0.55)      (0.39)         (0.23)         (0.31)      (0.33)
                                                   -------     -------     -------        -------        -------     -------
Net Asset Value, End of Period                     $ 10.68     $ 11.73     $ 11.40        $ 11.25        $ 10.67     $ 10.29
                                                   =======     =======     =======        =======        =======     =======
Total Return(3)                                      (1.27)%      7.89%       4.97%          7.65%          6.75%      12.31%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                    $30,926     $30,580     $30,250        $31,158        $28,997     $32,254
Ratio of Expenses to Average Net Assets(4)            0.40%       0.40%       0.40%          0.40%          0.40%       0.40%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                   4.22%       3.20%       3.56%          2.81%          2.92%       3.31%
Ratio of Expenses to Average Net Assets
 (excluding waivers)(4)                               0.73%       0.77%       1.00%          0.95%          0.91%       0.94%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (excluding waivers)               3.89%       2.83%       2.96%          2.26%          2.41%       2.77%
Portfolio Turnover Rate                                 20%         71%         23%            33%            17%         20%
----------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES

----------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA
Net Asset Value, Beginning of Period               $ 11.66     $ 11.34     $ 11.20        $ 10.63        $ 10.26     $  9.45
                                                   -------     -------     -------        -------        -------     -------

Investment Operations:
 Net Investment Income                                0.40        0.28        0.31           0.21           0.24        0.26
 Realized and Unrealized Gains (Losses) on
 Investments                                         (0.61)       0.51        0.14           0.53           0.37        0.81
                                                   -------     -------     -------        -------        -------     -------
 Total From Investment Operations                    (0.21)       0.79        0.45           0.74           0.61        1.07
                                                   -------     -------     -------        -------        -------     -------

Less Distributions:
 Dividends (from net investment income)              (0.48)      (0.26)      (0.31)         (0.17)         (0.24)      (0.26)
 Distributions (from net realized gains)             (0.36)      (0.21)         --             --             --          --
                                                   -------     -------     -------        -------        -------     -------
 Total Distributions                                 (0.84)      (0.47)      (0.31)         (0.17)         (0.24)      (0.26)
                                                   -------     -------     -------        -------        -------     -------
Net Asset Value, End of Period                     $ 10.61     $ 11.66     $ 11.34        $ 11.20        $ 10.63     $ 10.26
                                                   =======     =======     =======        =======        =======     =======
Total Return(3)                                      (2.01)%      7.07%       4.14%          6.99%          5.94%      11.46%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                    $ 4,301     $ 4,131     $ 3,624        $ 2,910        $ 2,545     $   857
Ratio of Expenses to Average Net Assets(4)            1.15%       1.15%       1.15%          1.15%          1.15%       1.15%
Ratio of Net Investment Income to Average Net
 Assets                                               3.49%       2.44%       2.80%          2.04%          2.23%       2.50%
Ratio of Expenses to Average Net Assets
 (excluding waivers)(4)                               1.48%       1.52%       1.75%          1.70%          1.66%       1.68%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                           3.16%       2.07%       2.20%          1.49%          1.72%       1.97%
Portfolio Turnover Rate                                 20%         71%         23%            33%            17%         20%
----------------------------------------------------------------------------------------------------------------------------


(1)Per share data calculated using average shares outstanding method.

(2)For the eleven-month period October 1, 2004 to August 31, 2005. Effective in 2005, the fund's fiscal year end was changed from September 30 to August 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(4)Expense ratios do not include expenses of the underlying funds.


                                     66
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
Financial Highlights CONTINUED


STRATEGY CONSERVATIVE ALLOCATION FUND   (CONTINUED)




                                                                        Fiscal period
                                                                            ended              Fiscal year
                                     Fiscal year ended August 31,         August 31,       ended September 30,
CLASS C SHARES                     2008(1)     2007(1)     2006(1)        2005(1,2)        2004(1)     2003(1)
--------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of
 Period                             $11.68      $11.36      $11.22          $10.66          $10.28      $ 9.46
                                    ------      ------      ------          ------          ------      ------

Investment Operations:
 Net Investment Income                0.39        0.28        0.31            0.21            0.23        0.26
 Realized and Unrealized
  Gains (Losses) on
  Investments                        (0.59)       0.51        0.15            0.52            0.38        0.82
                                    ------      ------      ------          ------          ------      ------
 Total From Investment
  Operations                         (0.20)       0.79        0.46            0.73            0.61        1.08
                                    ------      ------      ------          ------          ------      ------

Less Distributions:
 Dividends (from net
  investment income)                 (0.49)      (0.26)      (0.32)          (0.17)          (0.23)      (0.26)
 Distributions (from net
  realized gains)                    (0.36)      (0.21)         --              --              --          --
                                    ------      ------      ------          ------          ------      ------
 Total Distributions                 (0.85)      (0.47)      (0.32)          (0.17)          (0.23)      (0.26)
                                    ------      ------      ------          ------          ------      ------
Net Asset Value, End of Period      $10.63      $11.68      $11.36          $11.22          $10.66      $10.28
                                    ======      ======      ======          ======          ======      ======
Total Return(3)                      (1.99)%      7.05%       4.17%           6.86%           5.95%      11.55%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
 (000)                              $3,558      $2,914      $2,175          $1,445          $1,388      $1,558
Ratio of Expenses to Average
 Net Assets(4)                        1.15%       1.15%       1.15%           1.15%           1.15%       1.15%
Ratio of Net Investment Income
 to Average Net Assets                3.48%       2.43%       2.74%           2.04%           2.14%       2.51%
Ratio of Expenses to Average
 Net Assets (excluding
 waivers)(4)                          1.48%       1.52%       1.75%           1.70%           1.66%       1.68%
Ratio of Net Investment Income
 to Average Net Assets
 (excluding waivers)                  3.15%       2.06%       2.14%           1.49%           1.63%       1.98%
Portfolio Turnover Rate                 20%         71%         23%             33%             17%         20%
--------------------------------------------------------------------------------------------------------------

CLASS R SHARES(5)

--------------------------------------------------------------------------------------------------------------

PER SHARE DATA
Net Asset Value, Beginning of
 Period                             $11.71      $11.39      $11.25          $10.69          $10.29      $ 9.47
                                    ------      ------      ------          ------          ------      ------

Investment Operations:
 Net Investment Income                0.46        0.34        0.29            0.26            0.31        0.33
 Realized and Unrealized
  Gains (Losses) on
  Investments                        (0.61)       0.51        0.22            0.52            0.37        0.82
                                    ------      ------      ------          ------          ------      ------
 Total From Investment
  Operations                         (0.15)       0.85        0.51            0.78            0.68        1.15
                                    ------      ------      ------          ------          ------      ------

Less Distributions:
 Dividends (from net
  investment income)                 (0.54)      (0.32)      (0.37)          (0.22)          (0.28)      (0.33)
 Distributions (from net
  realized gains)                    (0.36)      (0.21)         --              --              --          --
                                    ------      ------      ------          ------          ------      ------
 Total Distributions                 (0.90)      (0.53)      (0.37)          (0.22)          (0.28)      (0.33)
                                    ------      ------      ------          ------          ------      ------
Net Asset Value, End of Period      $10.66      $11.71      $11.39          $11.25          $10.69      $10.29
                                    ======      ======      ======          ======          ======      ======
Total Return(3)                      (1.50)%      7.63%       4.67%           7.35%           6.64%      12.31%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
 (000)                              $  798      $  706      $  250          $    9          $    1      $1,028
Ratio of Expenses to Average
 Net Assets(4)                        0.65%       0.65%       0.65%           0.65%           0.40%       0.40%
Ratio of Net Investment Income
 to Average Net Assets                4.02%       2.91%       2.58%           2.60%           2.95%       3.31%
Ratio of Expenses to Average
 Net Assets (excluding
 waivers)(4)                          0.98%       1.02%       1.40%           1.35%           0.91%       0.94%
Ratio of Net Investment Income
 to Average Net Assets
 (excluding waivers)                  3.69%       2.54%       1.83%           1.90%           2.44%       2.77%
Portfolio Turnover Rate                 20%         71%         23%             33%             17%         20%
--------------------------------------------------------------------------------------------------------------


(1)Per share data calculated using average shares outstanding method.

(2)For the eleven-month period October 1, 2004 to August 31, 2005. Effective in 2005, the fund's fiscal year end was changed from September 30 to August 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)Total return would have been lower had certain expenses not been waived.

(4)Expense ratios do not include expenses of the underlying funds.

(5)Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.


                                     67
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
Financial Highlights CONTINUED


STRATEGY CONSERVATIVE ALLOCATION FUND   (CONTINUED)




                                                                                       Fiscal period         Fiscal year
                                                                                           ended                ended
                                                     Fiscal year ended August 31,        August 31,         September 30,
CLASS Y SHARES                                     2008(1)     2007(1)     2006(1)       2005(1,2)       2004(1)     2003(1)
----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period               $ 11.73     $ 11.40     $ 11.25        $ 10.67        $ 10.29     $  9.47
                                                   -------     -------     -------        -------        -------     -------

Investment Operations:
 Net Investment Income                                0.51        0.39        0.42           0.31           0.34        0.35
 Realized and Unrealized Gains (Losses) on
  Investments                                        (0.60)       0.52        0.15           0.52           0.38        0.82
                                                   -------     -------     -------        -------        -------     -------
Total From Investment Operations                     (0.09)       0.91        0.57           0.83           0.72        1.17
                                                   -------     -------     -------        -------        -------     -------

Less Distributions:
 Dividends (from net investment income)              (0.60)      (0.37)      (0.42)         (0.25)         (0.34)      (0.35)
 Distributions (from net realized gains)             (0.36)      (0.21)         --             --             --          --
                                                   -------     -------     -------        -------        -------     -------
 Total Distributions                                 (0.96)      (0.58)      (0.42)         (0.25)         (0.34)      (0.35)
                                                   -------     -------     -------        -------        -------     -------
Net Asset Value, End of Period                     $ 10.68     $ 11.73     $ 11.40        $ 11.25        $ 10.67     $ 10.29
                                                   =======     =======     =======        =======        =======     =======
Total Return(3)                                      (1.02)%      8.17%       5.23%          7.85%          7.02%      12.58%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                    $37,364     $38,470     $61,008        $55,293        $49,192     $23,678
Ratio of Expenses to Average Net Assets(4)            0.15%       0.15%       0.15%          0.15%          0.15%       0.15%
Ratio of Net Investment Income to Average Net
 Assets                                               4.49%       3.37%       3.79%          3.06%          3.17%       3.60%
Ratio of Expenses to Average Net Assets
 (excluding waivers)(4)                               0.48%       0.52%       0.75%          0.70%          0.66%       0.69%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                           4.16%       3.00%       3.19%          2.51%          2.66%       3.06%
Portfolio Turnover Rate                                 20%         71%         23%            33%            17%         20%
----------------------------------------------------------------------------------------------------------------------------


(1)Per share data calculated using average shares outstanding method.

(2)For the eleven-month period October 1, 2004 to August 31, 2005. Effective in 2005, the fund's fiscal year end was changed from September 30 to August 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)Total return would have been lower had certain expenses not been waived.

(4)Expense ratios do not include expenses of the underlying funds.


                                     68
                  PROSPECTUS - First American Asset Allocation Funds

                      First American Funds' Privacy Policy

We want you to understand what information we collect and how it's used.

"Nonpublic personal information" is nonpublic information that we obtain while providing financial products or services to you.

Why we collect your information
We gather nonpublic personal information about you and your accounts so that we can:
- Know who you are and prevent unauthorized access to your information.
- Design and improve the products we offer.
- Comply with the laws and regulations that govern us.

The types of information we collect
We may collect the following nonpublic personal information about you:
- Information about your identity, such as your name, address, and social security number
- Information about your transactions with us
- Information you provide on applications, such as your beneficiaries

Confidentiality and security
We operate through service providers. We require our service providers to restrict access to nonpublic personal information about you to those employees who need that information in order to provide products or services to you. We also require them to maintain physical, electronic, and procedural safeguards that comply with applicable federal standards and regulations to guard your information.

What information we disclose
We may share all of the nonpublic personal information that we collect about you with our affiliated providers of financial services, including our family of funds and their advisor, and with companies that perform marketing services on our behalf.

We're permitted by law to disclose nonpublic personal information about you to other third parties in certain circumstances. For example, we may disclose nonpublic personal information about you to affiliated and nonaffiliated third parties to assist us in servicing your account (e.g., mailing of fund-related materials) and to government entities (e.g., IRS for tax purposes).

We'll continue to adhere to the privacy policies and practices described here even after your account is closed or becomes inactive.

Additional rights and protections
You may have other privacy protections under applicable state laws, such as California and Vermont. To the extent that these state laws apply, we will comply with them when we share information about you. This privacy policy does not apply to your relationship with other financial service providers, such as broker-dealers. We may amend this privacy notice at any time, and we will inform you of changes as required by law.

Our pledge applies to products and services offered by:

- First American Funds, Inc.
- First American Investment Funds, Inc.
- First American Strategy Funds, Inc.
- American Strategic Income Portfolio Inc.
- American Strategic Income Portfolio Inc. -- II
- American Strategic Income Portfolio Inc. -- III

- American Select Portfolio Inc.
- American Municipal Income Portfolio Inc.
- Minnesota Municipal Income Portfolio Inc.
- First American Minnesota Municipal Income Fund II, Inc.
- American Income Fund, Inc.

                NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

                     THIS PAGE IS NOT PART OF THE PROSPECTUS

(FIRST AMERICAN FUNDS LOGO)

FOR MORE INFORMATION

More information about the First American Funds is available on the funds' Internet site at www.firstamericanfunds.com and in the following documents:

ANNUAL AND SEMIANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the funds and their policies and is incorporated into this prospectus by reference (which means that it is legally part of this prospectus).


You can obtain a free copy of the funds' most recent annual or semiannual reports or the SAI, request other information about the funds, or make other shareholder inquiries by calling Investor Services at 800 677-3863 (FUND) or by contacting the funds at the address below. Annual or semiannual reports and the SAI are also available on the funds' Internet site.

Information about the funds (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the funds are also available on the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

SEC file number:  811-07687                                        PROASSET 4/09

--------------------------------------------------------------------------------

FIRST AMERICAN FUNDS
P.O. Box 1330
Minneapolis, MN 55440-1330